SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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822 Bishop Street, Honolulu, Hawaii 96813

March 10, 2011

To the Shareholders of Alexander & Baldwin, Inc.:

You are invited to attend the 2011 Annual Meeting of Shareholders of Alexander & Baldwin, Inc., to be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Tuesday, April 26, 2011 at 8:30 a.m. At the meeting, we will have the opportunity to discuss the Company’s financial performance during 2010, and our future plans and expectations.

Whether or not you now plan to attend the Annual Meeting, please vote as soon as possible. You may vote via the Internet, by telephone or by requesting a paper proxy card to complete and return by mail. Specific instructions for shareholders are included in the enclosed proxy or on a Notice of Internet Availability of Proxy Materials being distributed to shareholders on or around March 10, 2011.

Regardless of the size of your holding, your vote is important and your shares should be represented. If you attend the Annual Meeting, you may withdraw your proxy and vote in person. Thank you for your continued support of A&B.

Sincerely,

/s/ Stanley M. Kuriyama

STANLEY M. KURIYAMA
President and Chief Executive Officer

822 Bishop Street, Honolulu, Hawaii 96813

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Tuesday, April 26, 2011, at 8:30 a.m., Honolulu time, to:

1.	Elect nine directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	Conduct an advisory vote on the frequency of the future advisory votes on executive compensation;

3.	Conduct an advisory vote on executive compensation;

4.	Ratify the appointment of the independent registered public accounting firm for the ensuing year; and

5.	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 16, 2011 as the record date for the meeting. Owners of Alexander & Baldwin, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.  Shareholders may be asked at the meeting to present a valid photo identification.  Shareholders holding stock in brokerage accounts must present a copy of a brokerage statement reflecting stock ownership as of the record date.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.  PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE, OR REQUEST A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL.

By Order of the Board of Directors,

/s/ Alyson J. Nakamura

ALYSON J. NAKAMURA
Corporate Secretary

March 10, 2011

822 Bishop Street, Honolulu, Hawaii 96813

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Alexander & Baldwin, Inc. (“A&B” or the “Company”) is soliciting proxies for the Annual Meeting of Shareholders to be held on April 26, 2011 and at any adjournment or postponement of the meeting (the “Annual Meeting”).

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials on the Internet.  You will not receive a printed copy of the proxy materials, unless you request it.  If you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials as contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite stockholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

On or around March 10, 2011, we mailed to our stockholders (other than to certain street name shareholders or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our 2010 Annual Report to Shareholders.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet.

Only shareholders of record at the close of business on February 16, 2011 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 41,560,279 shares of common stock outstanding, without par value, each of which is entitled to one vote. Provided a quorum is present, the affirmative vote of a majority of the shares of A&B common stock represented at the Annual Meeting, in person or by proxy, will be necessary for the election of directors, the ratification of the appointment of the independent registered public accounting firm and the approval, on an advisory basis, of our executive compensation.  Shareholders are being asked to express a preference on the frequency of future advisory votes on executive compensation, and the provisions of our Bylaws concerning shareholder approval are not applicable to this matter. Abstentions and broker non-votes will be included for purposes of determining a quorum at the Annual Meeting. Broker non-votes will have the same effect as a vote to withhold authority in the election of directors, and abstentions and broker non-votes will have the same effect as a vote against the ratification of the independent registered public accounting firm and against the advisory vote on executive compensation.  Abstentions and broker non-votes will have no effect on the advisory vote on the frequency of future advisory votes on executive compensation.

Officers, employees and directors of A&B and its subsidiaries may solicit proxies by telephone or by other appropriate means. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries that are record holders of A&B’s common stock to forward proxy soliciting material to the beneficial owners of the stock, and A&B will reimburse those record holders for their reasonable expenses. A&B has retained the firm of Morrow & Co., Inc. to assist in the solicitation of proxies, at a cost of $9,500 plus reasonable out-of-pocket expenses.

A proxy may be revoked at any time prior to its exercise by a written revocation bearing a later date than the proxy and filed with the Corporate Secretary of A&B, by submission of a later-dated proxy or subsequent Internet or telephonic proxy, or by voting in person at the Annual Meeting.

This Proxy Statement and our 2010 Annual Report to Shareholders have been made available to shareholders on the Internet on or about March 10, 2011.

ELECTION OF DIRECTORS

Directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There is no cumulative voting in the election of directors.

Director Nominees. The nominees of the Board of Directors are the nine persons named below, all of whom currently are members of the Board of Directors. The Board of Directors believes that all nominees will be able to serve. However, if any nominee or nominees should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for the person or persons nominated by the Board of Directors to replace such nominee.

The following table provides the name, age (as of March 31, 2011) and principal occupation of each person nominated by the A&B Board, their business experience during at least the last five years, and the year each first was elected or appointed a director.

Name	Principal occupation, information as to other positions with A&B, and other directorships	Age	Director since
W. Blake Baird	Chairman of the Board and Chief Executive Officer, Terreno Realty Corporation, San Francisco, California (real estate investment trust) since February 2010; Managing Partner and Co-Founder, Terreno Capital Partners LLC (real estate investment), from September 2007 to February 2010; President of AMB Property Corporation (“AMB”) (real estate investment trust) from January 2000 to December 2006; Director of AMB from May 2001 to December 2006.	50	2006
Michael J. Chun	President and Headmaster, The Kamehameha Schools Kapalama Campus, Honolulu, Hawaii (educational institution) since June 1988; Director of Bank of Hawaii Corporation since April 2004.	67	1990
W. Allen Doane
Director of A&B; Chairman of the Board of A&B from April 2006 through December 2009; Chief Executive Officer of A&B from October 1998 through December 2009; President of A&B from October 1998 through September 2008; Director of A&B’s subsidiary, Matson Navigation Company, Inc. (“Matson”) since October 1998, Chairman of the Board of Matson from April 2006 through September 2008 and from July 2002 to January 2004; Vice Chairman of the Board of Matson from January 2004 to April 2006 and from December 1998 to July 2002; Director of BancWest Corporation from April 2004 through July 2006; Director of First Hawaiian Bank, banking subsidiary of BancWest Corporation since August 1999.

		63	1998

Walter A. Dods, Jr.
Non-Executive Chairman of the Board of A&B since January 2010; Lead Independent Director of A&B from April 2006 through December 2009; Director of  Hawaiian Telcom Holdco, Inc. (formerly known as Hawaiian TelCom Communications, Inc.) (“Hawaiian TelCom”) Honolulu, Hawaii (telecommunications) since December 2010; Non-Executive Chairman of the Board of Hawaiian TelCom from May 2008 to October 2010; Non-Executive Chairman of the Board of First Hawaiian Bank, a subsidiary of BancWest Corporation (formerly known as First Hawaiian, Inc. prior to a 1998 merger) (banking) from January 2005 through December 2008; Non-Executive Chairman of the Board of BancWest Corporation from January 2005 through December 2007; Chairman of the Board and Chief Executive Officer of BancWest Corporation and First Hawaiian Bank, from September 1989 through December 2004; Director of BancWest Corporation since March 1993; Director of BancWest Corporation’s banking subsidiaries, First Hawaiian Bank since December 1979 and Bank of the West since November 1998; Director of Maui Land & Pineapple Company, Inc. from October 2004 through May 2010.

		69	1989
Charles G. King	President and Dealer Principal, King Auto Center, Lihue, Kauai, Hawaii (automobile dealership) since October 1995; Dealer Principal, King Infiniti of Honolulu (automobile dealership) since April 2004.	65	1989
Stanley M. Kuriyama	Chief Executive Officer of A&B since January 2010; President of A&B since October 2008; President and Chief Executive Officer, A&B Land Group from July 2005 through September 2008; Chief Executive Officer and Vice Chairman of A&B’s subsidiary, A & B Properties, Inc., from December 1999 through September 2008; Director and Chairman of the Board of Matson since September 2009.	57	2010
Constance H. Lau	President, Chief Executive Officer and Director of Hawaiian Electric Industries, Inc. (“HEI”), Honolulu, Hawaii (electric utility/banking) since May 2006; Chairman of the Boards and Director of American Savings Bank, F.S.B. (“ASB”) and Hawaiian Electric Company, Inc., subsidiaries of HEI, since May 2006; Chief Executive Officer of ASB from June 2001 to November 2010; President of ASB from June 2001 to February 2008.	59	2004
Douglas M. Pasquale
Chairman of the Board of Nationwide Health Properties, Inc. (“NHP”), Newport Beach, California (healthcare real estate investment trust) since May 2009; President and Chief Executive Officer of NHP since April 2004; Director of NHP since November 2003; Executive Vice President and Chief Operating Officer of NHP from November 2003 to April 2004; Chairman of the Board and Chief Executive Officer of ARV Assisted Living, Inc. from December 1999 to September 2003; President and Chief Executive Officer of Atria Senior Living Group from April 2003 to September 2003; Director of Terreno Realty Corporation since February 2010.

		56	2005
Jeffrey N. Watanabe	Non-Executive Chairman of the Board of HEI since May 2006; Director of HEI since April 1987; Director of Hawaiian Electric Company, Inc. from February 1999 to July 2006 and from February 2008 to present, and American Savings Bank, F.S.B. since May 1988, each a subsidiary of HEI; Retired Founder, Watanabe Ing LLP (“WI”), Honolulu, Hawaii (attorneys at law) since July 2007; Partner, WI, from 1971 to June 2007.	68	2003

The Bylaws of A&B provide that no person (other than a person nominated by or on behalf of the Board) will be eligible to be elected a director at an annual meeting of shareholders unless a written shareholder’s notice in proper form that the person’s name be placed in nomination is received by the Chairman of the Board, the President, or the Corporate Secretary of A&B not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the preceding annual meeting, a shareholder’s notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder’s notice must include specified information about each nominee and the shareholder making the nomination. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Separate procedures have been established for shareholders to submit director candidates for consideration by the Nominating and Corporate Governance Committee. These procedures are described below under the subsection “Nominating Committee Processes.”

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Qualifications. Overall, board members have a broad local and national perspective and contribute significantly to the success of the Company.  They are knowledgeable about our businesses, and are committed to the Company’s success.  Each director contributes in establishing a board climate of trust and respect, where deliberations are open and constructive.  In selecting nominees, the Board has considered the aforementioned factors and has reviewed the qualifications of each director who has been nominated for election at the Annual Meeting.  Information related to each director included the following:

•
W. Blake Baird:  As Chairman of the Board and Chief Executive Officer of Terreno Realty Corporation, a publicly-traded real estate investment trust, and as a former President and director of AMB Property Corporation, a large, publicly-traded real estate investment trust, Mr. Baird brings to the Board experience in real estate, one of A&B’s main businesses, as well as experience in managing complex business organizations.  This experience has provided Mr. Baird with financial expertise and he has been designated by the Board of Directors as an Audit Committee Financial Expert.

•
Michael J. Chun:  As President and Headmaster of the Kamehameha Schools Kapalama Campus, a major educational institution and community endowment in Hawaii, Dr. Chun contributes insights about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.  He also has public company board experience, both with A&B (director since 1990) and with Bank of Hawaii Corporation (director since 2004) and its banking subsidiary, Bank of Hawaii (director since 1993), Hawaii’s second largest financial institution.

•
W. Allen Doane:  As a member of A&B’s senior management team for almost two decades, Mr. Doane, who was Chief Executive Officer and Chairman of the Board of A&B until his retirement from those positions on December 31, 2009, brings to the board an in-depth knowledge of all aspects of the Company’s transportation, real estate, and agribusiness operations.  He also has experience in managing a complex business organization.  Mr. Doane has board experience, including his service on the board of First Hawaiian Bank, Hawaii’s largest financial institution, and is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Walter A. Dods, Jr.:  As Chairman of the Board of A&B, and throughout his career as Chairman of the Board and Chief Executive Officer of BancWest Corporation, a national financial institution, and Chairman of the Board of Hawaiian TelCom, a local telecommunications provider, Mr. Dods brings to the board experience in managing complex business organizations and in banking and finance.  He also has financial expertise and has been designated by the Board of Directors as an Audit Committee Financial Expert.  He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Charles G. King:  As the head of King Auto Center and King Infiniti of Honolulu,  automotive dealerships located on Kauai and Oahu, Mr. King is an experienced businessman with executive and leadership skills, and is the recipient of a number of business leadership awards.  He contributes insights about Hawaii and A&B’s operating markets, particularly on Kauai, where A&B has significant business interests.  He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Stanley M. Kuriyama:  As a member of A&B’s senior management team for 19 years, Mr. Kuriyama, who is Chief Executive Officer of A&B, brings to the Board an in-depth knowledge of all aspects of the Company’s real estate, transportation and agribusiness operations.  He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

•
Constance H. Lau:  As President, Chief Executive Officer and a director of Hawaiian Electric Industries, Inc. (“HEI”), a large, publicly-traded Hawaii corporation, and as Chairman of the Board of HEI’s banking subsidiary, Ms. Lau brings to the Board experience in managing complex business organizations and in banking and finance.  This experience has provided Ms. Lau with financial expertise and she has been designated by the Board of Directors as an Audit Committee Financial Expert.  She also is knowledgeable about Hawaii and A&B’s operating markets through her involvement in the Hawaii business community and local community organizations.

•
Douglas M. Pasquale:  As President, Chief Executive Officer and Chairman of the Board of Nationwide Health Properties, Inc., a national publicly-traded health care real estate investment trust, Mr. Pasquale contributes experience in real estate, one of A&B’s main businesses, as well as experience in managing a complex business organization.  This experience has provided Mr. Pasquale with financial expertise and he has been designated by the Board of Directors as an Audit Committee Financial Expert.  He also serves as lead independent director for Terreno Realty Corporation.

•
Jeffrey N. Watanabe:  As Chairman of the Board of HEI and former managing partner of a Honolulu law firm, of which he is a retired co-founder, Mr. Watanabe brings to the Board insights into corporate governance matters and leadership skills.  In addition, he has both public and private company board experience, and is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.

Director Independence. The Board has reviewed each of its current directors (the nominees named above, as well as Maryanna G. Shaw, a director who is not standing for re-election due to her retirement) and has determined that all such persons, with the exception of Mr. Kuriyama, who is an executive officer of A&B, and Mr. Doane, who is a former executive officer of A&B, are independent under New York Stock Exchange (“NYSE”) rules. In making its independence determinations, the Board considered the transactions, relationships or arrangements in “Certain Information Regarding Directors and Executive Officers – Certain Relationships and Transactions” below, as well as the following:  Dr. Chun – a leasing relationship and a property development relationship between a joint venture in which a subsidiary of A&B is a member and Kamehameha Schools, an entity with which Dr. Chun is employed, and A&B’s banking relationships with Bank of Hawaii, an entity of which Dr. Chun is a director; Mr. Dods – A&B’s banking relationships with First Hawaiian Bank, an entity of which Mr. Dods is a director; and Mr. Watanabe – A&B’s banking relationships with American Savings Bank, an entity of which Mr. Watanabe is a director, and electricity sales by a division of A&B to a subsidiary of HEI, an entity of which Mr. Watanabe is Non-Executive Chairman of the Board.

Board Leadership Structure. The Board currently has a separate Chairman of the Board and Chief Executive Officer (“CEO”).  In separating these two positions, the Board recognizes that an independent Chairman can be beneficial in establishing a system of corporate checks and balances, and that managing the board can be a time-intensive responsibility.  The Board has determined that its leadership structure is appropriate at this point for A&B as it transitioned to a new CEO in 2010.

The Board’s Role in Risk Oversight.  Like other companies, A&B faces a variety of risks, including operational, liquidity, credit and other financial risks. The Board has oversight over the risk management process, which it administers in part through the Audit Committee.  One of the Audit Committee’s responsibilities involves discussing policies regarding risk assessment and risk management.  Risk oversight plays a role in all major board decisions and the evaluation of risk is a key part of the decision-making process.  For example, the identification of risks and the development of sensitivity analyses are key requirements for capital requests that are presented to the Board for consideration.

A&B reviews risk on an ongoing basis.  This risk management process occurs throughout all levels of the organization, but is also facilitated through a formal process in which a risk management working group and a risk management steering committee (made up of senior management from throughout the Company) meet regularly to identify and address significant risks.  The fundamental tenets of risk management have been in place at A&B for decades and are reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making. Management reviews its progress on risk management activities with the full Board of Directors on a regular basis. In 2010, the Board received various reports on risk-related matters, including presentations by senior management to the Board that covered an overview of the risk management program and provided individual reports from each of A&B’s main business segments. The Board believes that its leadership structure at present is conducive to the risk oversight process.

Pay Risk Assessment.  As part of its oversight duties, the Compensation Committee has developed a formal review process to regularly consider and discuss the compensation policies, plans and structure for all of the Company’s employees, including the Company’s executive group, to ascertain whether any of the compensation programs and practices create risks or motivate unreasonably risky behavior that are reasonably likely to have a material adverse effect on the Company.  Management worked with the Compensation Committee and Towers Watson to review all Company incentive plans (cash and equity) and related policies and practices, and the overall structure and positioning of total pay, pay mix, the risk management process and related internal controls.

       In conducting its analysis, the Company identified all programs and plans that a) covered a significant portion of the Company or carried a significant portion of the Company’s business risk profile, b) were structured differently among business units (e.g., sales incentive programs), c) represented an incentive plan of any form, or d) represented a significant portion of compensation expense.  The Compensation Committee then assessed each identified program using a process that analyzed the design, payment methodology, payment volatility, performance period, risk-mitigating features, performance measures and goals, operational risk and oversight and controls of each program, and compared each plan’s features and values to the comparable and prevalent market.

       The Compensation Committee reviewed the details of the resulting report, discussed and deliberated on the findings and concluded that A&B’s employee compensation programs represent an appropriate balance of cash and equity, short-term and long-term compensation, financial and non-financial performance, and risk enterprise oversight.  Among other things, it was noted that various A&B policies are in place to mitigate any compensation-related risk, including:

•	stock ownership guidelines,
•	vesting periods on equity,
•	capped incentive payments,
•	use of multiple performance metrics,
•	reasonable payout curves tied to performance goals (e.g., 50% at threshold, 100% at target, 200% maximum payout at extraordinary, with linear interpolation between each milestone),
•	review of goal-setting by the Compensation Committee to ensure that goals are reasonable,
•	mix of pay that is consistent with competitive practices for organizations similar in size,
•	insider trading and hedging prohibitions,
•	a compensation clawback policy,
•	Compensation Committee discretion on determination of final award payments, and
•	oversight by a Compensation Committee composed of independent directors.

       On the basis of this review, the Company concluded that any risks arising from our compensation policies and practices for all employees, including executive officers, are not reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committees of the Board. The Board of Directors held eight meetings during 2010. In conjunction with seven of these meetings, the non-management directors of A&B met in formally-scheduled executive sessions, led by the Chairman of the Board. In 2010, all directors were present at 100 percent of the meetings of the A&B Board of Directors and Committees of the Board on which they serve. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Each of the Audit, Compensation and Nominating and Corporate Governance Committees is governed by a charter, copies of which are available on the corporate governance page of A&B’s corporate website at www.alexanderbaldwin.com.

Audit Committee:  The current members of the Audit Committee, which held six meetings during 2010, are Mr. Pasquale, Chairman, Mr. Baird, Mr. Dods and Ms. Lau, each of whom is an independent director under the applicable NYSE listing standards and SEC rules and regulations. All four members of the Audit Committee have been determined by the Board of Directors to be audit committee financial experts under the rules of the SEC. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report, which appears in this Proxy Statement.

Compensation Committee:  The current members of the Compensation Committee, which held five meetings during 2010, are Mr. King, Chairman, Dr. Chun, Ms. Shaw (retiring from the Board effective as of the Annual Meeting) and Mr. Watanabe, each of whom is an independent director under the applicable NYSE listing standards. The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board.

The following are the processes and procedures performed by the Compensation Committee:

•	Reviews the Company’s compensation, benefit and incentive plans, and, if appropriate, adopts or recommends to the Board the adoption of new plans or amendments or termination of existing plans.
•	Approves the granting of any stock option, stock grant or other equity-based awards, or deferred compensation under incentive plans.
•
Initiates the performance appraisal process by which the Compensation Committee and the independent directors evaluate the performance of the CEO, whose base compensation is approved by the independent directors.

•	Approves the compensation of executive officers of the Company, other than the base compensation of the CEO.
•	Evaluates and recommends to the Board the appropriate level of compensation for Board and Committee service by non-employee members of the Board.
•	Periodically conducts a risk assessment of the Company’s compensation policies and practices.

The Compensation Committee may form subcommittees and delegate such power and authority as the Committee deems appropriate. However, no subcommittee may have fewer than two members and the Committee may not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole. Certain authorities have been delegated to the CEO regarding the approval of base compensation of non-executive officers, administration of certain non-executive sales commission and incentive plans and exceptions to eligibility, and minor adjustments to target opportunities and adjustments to individual goals under the A&B Annual Incentive Plan.

In 2010, the Company’s Compensation Committee retained the independent consulting firm Towers Watson to assist the Committee in various compensation matters, as described in the Compensation Discussion and Analysis section of this Proxy Statement.  Towers Watson does not perform any other services for the Company, unless approved in advance by the Compensation Committee Chair.  In 2010, at the request of management and with the Chair’s approval, Towers Watson facilitated a pay risk assessment and conducted an assessment of the Company’s retirement benefits.  Fees paid to Towers Watson for these projects did not exceed $50,000.

The role of executive officers in executive compensation is described in the Compensation Discussion and Analysis section of this Proxy Statement. Executive officers are not involved in determining director compensation.

Nominating and Corporate Governance Committee:  The current members of the Nominating and Corporate Governance Committee (the “Nominating Committee”), which held four meetings in 2010, are Mr. Dods, Chairman, Dr. Chun, Mr. King, Mr. Pasquale, Ms. Shaw (retiring from the Board effective as of the Annual Meeting) and Mr. Watanabe, each of whom is an independent director under the applicable NYSE listing standards. The functions of the Nominating Committee include identifying and recommending to the Board individuals qualified to serve as directors of A&B; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance principles and other corporate governance issues; overseeing the annual evaluation of the Board; ensuring that an evaluation of management is occurring; and evaluating the Nominating Committee’s performance.

Nominating Committee Processes. The Nominating Committee identifies potential nominees by asking current directors to notify the Nominating Committee if they become aware of qualified persons who might be available to serve on the Board. The Nominating Committee also, from time to time, engages firms that specialize in identifying director candidates.

The Nominating Committee also will consider director candidates recommended by shareholders. In considering such candidates, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit a written recommendation that includes the name of the shareholder, evidence of the shareholder’s ownership of A&B stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s résumé or a listing of his or her qualifications to be a director of A&B and the candidate’s consent to be named as a nominee if recommended by the Nominating Committee and nominated by the Board for approval by the shareholders.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 822 Bishop Street, Honolulu, Hawaii, 96813 and must be received not less than 120 days before the anniversary of the date on which A&B’s Proxy Statement was released to shareholders in connection with the previous year’s annual meeting.

The Nominating Committee believes that the minimum qualifications for serving as a director of A&B are that a nominee demonstrate high ethical standards, a commitment to shareholders, a genuine interest in A&B and a willingness and ability to devote adequate time to a director’s duties. The Nominating Committee also may consider other factors it deems to be in the best interests of A&B and its shareholders, such as business experience, financial expertise and group decision-making skills.  While the Nominating Committee does not have a written diversity policy, it considers diversity of knowledge, skills, professional experience, education, expertise, and representation in industries relevant to the Company, as important factors in its evaluation of director candidates.

Once a potential candidate has been identified by the Nominating Committee, the Nominating Committee collects and reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees. The guidelines provide details on matters such as:

•	Goals and responsibilities of the Board
•	Selection of directors, including the Chairman of the Board and Lead Independent Director, if any
•	Board membership criteria and director retirement age
•	Stock ownership guidelines
•	Director independence, and executive sessions of non-management directors
•	Board self-evaluation
•	Board compensation
•	Board access to management and outside advisors
•	Board orientation and continuing education
•	Leadership development – annual evaluations of the CEO and management succession plans

The full text of the A&B Corporate Governance Guidelines is available on the corporate governance page of A&B’s corporate website at www.alexanderbaldwin.com.

Compensation of Directors. The following table summarizes the cash and non-cash compensation paid by A&B to directors for services rendered during 2010.

2010 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali-fied Deferred Compen- sation Earnings ($)(3)	All Other Compen- sation ($) (4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
W. Blake Baird	63,600	100,024	0	N/A	N/A	0	163,624
Michael J. Chun	68,100	100,024	0	N/A	0 (5)	2,000	170,124
W. Allen Doane	49,150	--	0	N/A	N/A	3,000	52,150
Walter A. Dods, Jr.	117,000	174,691	0	N/A	0 (6)	3,000	294,691
Charles G. King	72,600	100,024	0	N/A	33,061	1,000	206,685
Constance H. Lau	63,600	100,024	0	N/A	N/A	0	163,624
Douglas M. Pasquale	78,600	100,024	0	N/A	N/A	0	178,624
Maryanna G. Shaw	68,100	100,024	0	N/A	0 (7)	0	168,124
Jeffrey N. Watanabe	68,100	100,024	0	N/A	N/A	2,000	170,124

(1)
Represents the aggregate grant-date fair value of restricted stock unit awards granted in 2010. Each director, with the exception of Mr. Doane who became a non-employee director on February 1, 2010, was granted approximately $100,000 in restricted stock units (the dollar amount is slightly higher than $100,000 due to the rounding of shares to a whole number, as provided under the terms of the 2007 Plan). Additionally, Mr. Dods was provided with an additional grant of approximately $75,000 in consideration for his role as Chairman of the Board.  At the end of 2010, Mr. Doane had 32,363 restricted stock units, Mr. Dods had 7,863 restricted stock units, Mr. King had 7,724 restricted stock units and Dr. Chun had 7,093 restricted stock units; all other directors listed above each had 5,842 restricted stock units.

(2)
Options have not been granted since 2007. The aggregate number of stock option awards outstanding at the end of 2010 for each director is as follows:   Mr. Baird – 0 shares; Mr. Doane – 665,298; Dr. Chun,  Messrs. Dods and King – 33,000 shares each; Ms. Lau and Ms. Shaw – 24,000 shares each; Mr. Pasquale – 16,000 shares; and Mr. Watanabe – 27,000 shares.

(3)	All amounts are attributable to the aggregate change in the actuarial present value of the director’s accumulated benefit under a defined benefit pension plan.
(4)	Represents charitable contributions under the matching gifts program described on page 9.
(5)	The change in pension value was a decrease of $2,935.
(6)	The change in pension value was a decrease of $3,439.
(7)	The change in pension value was a decrease of $4,420.

In 2010, non-employee directors received an annual cash retainer of $33,000; Mr. King received an additional annual retainer fee of $7,500 for serving as Chair of the Compensation Committee and Mr. Pasquale received an additional annual retainer fee of $12,000 for serving as Chair of the Audit Committee.  Non-employee directors received an attendance fee of $1,500 per Board meeting and, in addition, attendance fees of $1,500 per committee meeting. All directors of A&B served as directors of A&B’s Matson subsidiary and, in such capacities, non-employee directors received attendance fees of $1,200 per Matson Board meeting.  Mr. Dods received an annual retainer fee of $117,000 for serving as non-executive Chairman of the Board of A&B.  He did not receive any additional meeting or committee fees.

At the recommendation of Towers Watson and consistent with industry trends, effective January 1, 2011, the Company replaced scheduled Board and committee meeting fees with flat cash retainers for board, committee and committee chairperson service.  Accordingly, all non-employee directors will receive an annual cash retainer of $62,200.  For any telephonic or in-person meetings in excess of seven A&B and Matson board meetings, a per meeting fee of $750 and $600, respectively, will be paid.  All Audit Committee members will receive an annual cash retainer of $9,000, all Compensation Committee members will receive an annual cash retainer of $7,500, and all Nominating and Corporate Governance Committee members will receive an annual cash retainer of $6,000.  For any telephonic or in-person meetings in excess of six meetings for the Audit Committee, five meetings for the Compensation Committee, and four meetings for the Nominating and Corporate Governance Committee, a fee of $750 per meeting will be paid.  Mr. King will receive an additional annual retainer fee of $10,000 for serving as Chair of the Compensation Committee and Mr. Pasquale will receive an additional annual retainer fee of $14,000 for serving as Chair of the Audit Committee.  Mr. Dods will receive an annual cash retainer fee of $145,800 for serving as non-executive Chairman of the Board.  He will not receive any meeting or committee fees.  Directors who are employees of A&B or its subsidiaries do not receive compensation for serving as directors. Non-employee directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; no directors have deferred any of these fees.

Under the terms of the 2007 Plan, an automatic grant of approximately $100,000 in restricted stock units is given to each director who is elected or reelected as a non-employee director of A&B at each Annual Meeting of Shareholders. These awards vest in equal increments over three years.  Non-employee directors may defer $10,000 to $100,000 of their vested shares until cessation of board service or the fifth anniversary of the award date, whichever is earlier. Three directors have elected to make such a deferral. In 2010, an additional annual grant of $56,000 in restricted stock units was awarded to Walter A. Dods, Jr., as non-executive Chairman of the Board.  Effective January 1, 2011, Mr. Dods’s additional annual grant will be increased to $68,000.

Under A&B’s retirement plan for directors, a director with five or more years of service will receive a lump-sum payment upon retirement or attainment of age 65, whichever is later (but in no event later than the date of the first annual meeting of shareholders after the director attains age 72), that is actuarially equivalent to a payment stream for the life of the director consisting of 50 percent of the amount of the annual retainer fee in effect at the time of his or her retirement or other termination, plus 10 percent of that amount, up to an additional 50 percent, for each year of service as a director over five years. Effective December 31, 2004, these retirement benefits were frozen based on a director’s service and retainer on that date and no further benefits accrue for subsequent periods.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on A&B business. They also may participate in the Company’s matching gifts program, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 for each director annually.

Director Share Ownership Guidelines. The Board has a Share Ownership Guideline Policy that encourages each non-employee director to own A&B common stock (including restricted stock units) with a value of five times the amount of the current cash retainer of $62,200, within five years of becoming a director.  All non-employee directors have met the established guidelines.

Communications with Directors. Shareholders or other interested parties may contact any member (or any group of members or all members) of the Board by mail. To communicate with the Board of Directors, correspondence should be addressed to the Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o A&B Law Department” at A&B’s headquarters at 822 Bishop Street, Honolulu, Hawaii  96813.

All communications received as described above will be opened by the A&B Law Department for the sole purpose of determining whether the contents constitute a communication to A&B’s directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to the Board or to any group of directors, the A&B Law Department will make sufficient copies of the contents to send to each addressee.

In addition, it is A&B policy that directors are invited and strongly encouraged to attend the Annual Meeting of Shareholders. All of the directors attended the 2010 Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by A&B on February 16, 2011 to have owned beneficially more than five percent of A&B’s common stock outstanding, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	2,844,245 (a)	6.8%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,795,656 (b)	6.7%

(a)
As reported in Amendment No. 1 to Schedule 13G dated February 11, 2011 (the “Dimensional Fund 13G”) filed with the SEC. According to the Dimensional Fund 13G, Dimensional Fund Advisors LP has sole voting power over 2,770,201 shares, sole dispositive power over all 2,844,245 shares (subject to the provision of Note 1 of the Dimensional Fund 13G), and does not have shared voting or shared dispositive power over any shares.

(b)
As reported in Amendment No. 1 to Schedule 13G dated January 21, 2011 (the “BlackRock 13G”) filed with the SEC. According to the BlackRock 13G, BlackRock, Inc. has sole voting power and sole dispositive power over all 2,795,656 shares, and does not have shared voting or shared dispositive power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers. The following table shows the number of shares of A&B common stock beneficially owned as of February 16, 2011 by each director and nominee, by each executive officer named in the “Summary Compensation Table” below, and by directors, nominees and executive officers as a group and, if at least one-tenth of one percent, the percentage of outstanding shares such ownership represents. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

Name or Number in Group	Number of Shares Owned (a)(b)(c)	Stock Options (d)	Total	Percent of Class
W. Blake Baird	7,000	0	7,000	--
Michael J. Chun	10,986	33,000	43,986	0.1
W. Allen Doane	188,927	533,625	722,552	1.7
Walter A. Dods, Jr.	58,269	30,000	88,269	0.2
Charles G. King	10,868	33,000	43,868	0.1
Constance H. Lau	5,350	24,000	29,350	0.1
Douglas M. Pasquale	9,600	16,000	25,600	0.1
Maryanna G. Shaw	266,721	24,000	290,721	0.7
Jeffrey N. Watanabe	5,608	27,000	32,608	0.1
Stanley M. Kuriyama	109,602	223,161	332,763	0.8
Christopher J. Benjamin	45,028	103,977	149,005	0.4
Matthew J. Cox	20,654	72,447	93,101	0.2
Norbert M. Buelsing	44,281	30,264	74,545	0.2
Nelson N.S. Chun	28,515	54,867	83,382	0.2
17 Directors, Nominees and Executive Officers as a Group	842,642	1,282,525	2,125,167	5.0

(a)
Amounts do not include shares owned by spouses of those directors and executive officers who disclaim beneficial ownership thereof, as follows: Ms. Shaw – 17,121 shares. Amounts do not include shares beneficially owned in a fiduciary capacity by trust companies or the trust departments of banks of which A&B directors are trustees or directors, including as follows:  BancWest Corporation – 92,388 shares, Bank of Hawaii – 456,075 shares, The Wallace Alexander Gerbode Foundation, of which Ms. Shaw is a trustee – 40,000 shares, and the William Garfield King Educational Trust, of which Mr. King is a trustee – 400 shares.  Amounts include 20,000 shares held in a trust by the spouse of Mr. Benjamin.

(b)
Amounts include shares as to which directors, nominees and executive officers have (i) shared voting and dispositive power, as follows:  Mr. Baird – 7,000 shares, Dr. Michael Chun – 6,939 shares, Mr. Dods – 2,000 shares, Ms. Lau – 700 shares, Mr. Pasquale – 9,650 shares, Ms. Shaw – 15,896 shares, and directors, nominees and executive officers as a group – 44,985 shares and (ii) sole voting power only:  directors, nominees and executive officers as a group – 204 shares.

(c)	50,000 shares owned by Ms. Shaw are held in a margin account at a brokerage firm.
(d)
Amounts reflect shares deemed to be owned beneficially by directors, nominees and executive officers because they may be acquired prior to April 17, 2011 through the exercise of stock options.  Amounts do not include 220,926 restricted stock units that have been granted to the directors and executive officers as a group that may not be acquired prior to April 17, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires A&B’s directors and executive officers, and persons who own more than 10 percent of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. A&B believes that during fiscal 2010, its directors and executive officers filed all reports required to be filed under Section 16(a) on a timely basis.

Certain Relationships and Transactions. A&B has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with A&B, directors and executive officers (and their family members) must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction or arrangement requires the approval of the Audit Committee. The Audit Committee considers all of the relevant facts and circumstances available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings via fax, e-mail or written correspondence. Approval by a majority of the Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Walter A. Dods, Jr., non-executive Chairman of the Board of A&B, owned an approximately 29 percent interest in a corporation that, in 2007, purchased a company that previously had entered into a ten-year commercial lease (with two five-year renewal options) at market rates with a subsidiary of A&B. The amount of gross rent paid in 2010 was $173,693 and the remaining aggregate net rent obligation under the lease, which term expires in October 2017, is $980,400.  Since January 1, 2011, Mr. Dods’s ownership interest in the corporation with such leasehold interest was reduced to less than 10%.

Constance H. Lau, a director of A&B, is President, Chief Executive Officer and Director of HEI, as well as Chairman of the Board of American Savings Bank, F.S.B., a subsidiary of HEI. A&B and its subsidiaries have a number of relationships with American Savings Bank incurred in the ordinary course of business, including:

American Savings Bank (i) has a 10.8 percent participation in A&B’s $225 million revolving credit and term loan agreement, of which, in 2010, the largest aggregate amount of principal outstanding was $87,000,000; $62,000,000 and $271,667 were paid in principal and interest, respectively; and $94,500,000 was outstanding on February 16, 2011, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on A&B’s current credit rating) plus LIBOR, (ii) has a 10.8 percent participation in Matson’s $100 million revolving credit and term loan agreement, of which, in 2010, the largest aggregate amount of principal outstanding was $36,000,000; and $105,100,000 and $65,697 were paid in principal and interest, respectively; and no amount was outstanding on February 16, 2011, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on Matson’s current credit rating) plus LIBOR, (iii)  is a commercial tenant in two properties owned by A&B subsidiaries, under leases with terms that expire in December 2017 and February 2011, with aggregate gross rents in 2010 of $183,457, and aggregate net rent from and after January 1, 2011 of $394,317, (iv) was a commercial tenant in a property owned by A&B and its subsidiaries that was sold by A&B in January 2010, with aggregate gross rent in 2010 of $13,103, and (v)  is a holdover commercial tenant and licensee in property owned by an A&B subsidiary, with a month-to-month lease and a month-to-month license for a net monthly rent of $800 and $1,875 per month, respectively.

In 2010, an A&B division sold electricity that it had produced to Maui Electric Company, Inc., an HEI subsidiary, in the amount of approximately $10,501,000.

Ms. Lau’s spouse is the President and Chief Executive Officer of Finance Enterprises, Ltd., a Hawaii-based financial institution. Subsidiaries of Finance Enterprises have two commercial leases with a subsidiary of A&B, with terms expiring in August 2015 and November 2012, with aggregate gross rents in 2010 of $181,645, and aggregate net rents from and after January 1, 2011 of $432,281.

The brother of Matthew J. Cox, President of Matson, is an officer in a company from which Matson leases transportation equipment. The aggregate amount paid under the leases in 2010 was $2,073,721, and the remaining aggregate rental obligations, which expire in July and August 2011, are $455,775.

Code of Ethics. A&B has adopted a Code of Ethics (the “Code”) that applies to the CEO, Chief Financial Officer (“CFO”) and Controller. A copy of the Code is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com. A&B intends to satisfy any disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of the Code by posting such information on its website.

    Code of Conduct. A&B has adopted a Code of Conduct, which is applicable to all directors, officers and employees of A&B, and is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

The CD&A addresses A&B’s compensation practices for 2010 for the five executive officers named in the Summary Compensation Table on page 26 (collectively, the “Named Executive Officers” or “NEOs”).

The NEOs who are named and discussed in the 2010 Proxy Statement are:

•	Stanley M. Kuriyama, President & Chief Executive Officer, Alexander & Baldwin, Inc.
•	Christopher J. Benjamin, Senior Vice President, Chief Financial Officer, Treasurer, Alexander & Baldwin, Inc. and General Manager, Hawaiian Commercial & Sugar Company
•	Matthew J. Cox, President, Matson Navigation Company, Inc.
•	Norbert M. Buelsing, President, A&B Properties, Inc.
•	Nelson N. S. Chun, Senior Vice President and Chief Legal Officer, Alexander & Baldwin, Inc.

Executive Summary

    The following provides an overview of A&B’s compensation philosophy, demonstrates how pay for A&B’s NEOs relates to performance, highlights changes made to pay practices in 2010 and 2011, and details the Company’s avoidance of certain problematic pay practices.

Pay Philosophy. The following is an overview of the Company’s pay philosophy:

•
The following pay elements comprise total direct compensation awarded to NEOs: base salary, an annual cash-based Performance Improvement Incentive Plan (“PIIP”) award, and long-term incentives (“LTIs”) in the form of performance-based restricted stock units, time-based restricted stock units, and stock options.

•
All elements, individually and in the aggregate, are targeted at the 50th percentile of survey data of pay. The actual level of any individual pay element may be above or below the 50th percentile based on individual and Company performance.

•
A&B firmly believes in pay for performance and, as a result, ties the majority of compensation for senior executives to performance, and therefore such compensation is not guaranteed. In 2010, 78 percent of the CEO’s target total direct compensation was variable and performance-based. On average, 63 percent of total direct compensation for the other NEOs was variable and performance-based.

•	All NEOs participate in the same health and welfare benefit plans, on substantially similar terms as other salaried U.S.-based employees.

Performance Accomplishments in 2010. In 2010, the Company delivered markedly improved operating performance against the previous year and achieved strong results against its annual operating plan. This strong performance was achieved in a moderately improving economic environment. Specifically, the Company:

·	More than doubled net income from $44.2 million, or $1.08 per diluted share, in 2009, to $92 million, or $2.22 per diluted share, in 2010.
·	Achieved revenue growth of $300 million, or 21%, increasing from $1.4 billion in 2009 to $1.7 billion in 2010.
·	Improved Return on Invested Capital (“ROIC”) by over 260 basis points compared to 2009.
·
Invested in a strategic initiative to grow the Company’s China business:  commencing a second shipping service between China and the West Coast, increasing the number of ports of call in China from three to five, and more than doubling the Company’s transpacific shipping capacity.

·	Increased real estate sales to $136 million, or $11 million higher than 2009.
·	Achieved profitable operations in the Agribusiness segment by posting an operating profit of $6 million, a $34 million improvement from the operating loss of $28 million posted in 2009.
·	Achieved significant savings from continued productivity initiatives.

Pay for Performance.  The Company’s strong performance in 2010 was reflected in elements of compensation earned or awarded to executives in 2010 as follows:

·
Base Salary:  As described in more detail on page 17, after a two-year freeze of merit increases, the Compensation Committee approved merit increases to the NEOs.  Increases varied on the basis of performance, promotion to new roles (like the CEO), expansion of responsibilities, and the relationship of existing salary levels to comparable market data.  After 2010 base salary increases, salaries for each NEO fall between the 25th and 50th percentiles of competitive market rates.

·
Annual Cash Incentive:  As described in further detail on page 18, NEO target total cash compensation levels fall between the 25th and 50th percentiles.  The annual incentive amounts earned reflect Company performance at the extraordinary level against pre-tax income and ROIC targets for 2010 for four of the five NEOs, including the CEO.  One NEO, who is responsible for the Properties business unit, earned a business-unit based award that was slightly under target.  NEO awards are based on a combination of Company, business unit and individual goal achievements.  While the maximum award was achieved for Company performance goals, no NEO received the maximum payout achievable under the PIIP from the other program performance goal areas.  As further described below (on page 18), the actual award paid to the CEO was less than the “extraordinary” level earned, as the Compensation Committee exercised its discretion and capped the CEO’s award at his request.

·
Long-term Incentive (“LTI”) Award Grants:  As described further on page 21, the Committee provided target award opportunity grants for the NEOs to approximate the 50th percentile.  One exception is the CEO, whose long-term incentive award opportunity level was set at about the 35th percentile.  The CEO was promoted to the CEO position effective January 1, 2010 and the Committee believed that his award grant should be somewhat below the 50th percentile initially to recognize that he was newly appointed.  Long-term incentive award opportunity grants for each NEO in 2010 fell between the 35th and 55th percentiles.

·
2010 Performance-based Restricted Stock Units:  As a result of strong Company performance in 2010, as further described on page 22, the performance-based portion of the 2010 LTI grants was earned at the extraordinary level resulting in shares being issued at  200% of target. While the performance measure was achieved, these awards are subject to a three-year vesting period (with one third vesting in January 2011 and the remaining two-thirds vesting over the next two years).

Improvement in Pay Practices in 2010 and 2011.  The Compensation Committee monitors and evaluates its executive compensation practices and periodically modifies or adopts new programs and/or practices to provide an appropriate balance of risk and reward as well as recognize best practices. The following changes to compensation policies and/or practices were made in 2010 and 2011:

•
Revised the executive compensation pay philosophy to reflect the 50th percentile for each pay component including long-term incentives that previously had been targeted between the 50th and 60th percentiles.

•	Adopted a clawback policy, effective January 1, 2011, that applies to Section 16 officers and participants of the PIIP.
•	Adopted a policy prohibiting hedging and other speculative transactions involving Company stock, effective February 16, 2011.
•	Eliminated the practice of paying dividends on unearned performance-based restricted stock units.
•	Conducted a formal assessment of pay and risk to ensure executive compensation programs (as well as other company pay programs) have proper balance and promote appropriate behaviors.
•	Eliminated conditional gross-ups in the Company’s Change in Control agreements.

Promote Good and Avoid Bad Pay Practices.  In addition to modifications made to pay practices in 2010 and 2011, the Company continues to monitor its existing pay practices to ensure that it uses the prevailing best practices to the degree that they are best aligned to the business goals and strategy of the Company as well as shareholder interests.  For example, the Company has:

•	No employment contracts.
•	No overly generous pay package for the CEO.
•	No guaranteed bonus payments to senior executives.
•	No abnormally large bonus payouts without justifiable performance linkage or proper disclosure.
•	No egregious pension payouts and no SERP (supplemental executive retirement plan) payouts.
•	No excessive perquisites.
•	No excessive severance and/or change in control provisions.
•	Change in control agreements that include double triggers requiring both a change-in-control event and termination of employment before any payments can be made.
•	No tax reimbursements.
•	Multiple performance metrics to determine incentive payments.
•	Stock ownership guidelines for senior executives.
•	Minimum vesting periods of three years on all equity awards.
•	Performance-based incentives that have award caps.
•	No dividends or dividend equivalents paid on unvested performance shares or units effective January 1, 2011.
•	No speculative transactions by executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements.
•	No unreasonable internal pay disparity.
•	No repricing or replacing of underwater stock options, without prior shareholder approval.
•	No backdating of options.

This CD&A provides a detailed discussion and analysis of our executive compensation program, including information about the 2010 compensation of the NEOs.

Compensation Overview

Compensation Philosophy and Objectives. The Company seeks to align its objectives with shareholder interests through a compensation program that attracts, motivates and retains outstanding executives, and rewards outstanding performance. To achieve this, the Company uses the following pay elements (described in further detail under “Pay Elements” below):

•	Salary,
•	Annual cash incentives,
•	Long-term equity incentives,
•	Health and welfare benefits,
•	Retirement benefits,
•	Severance Plan and Change in Control agreements, and
•	No perquisites, other than Company-provided parking.

Target Compensation Percentiles. To achieve the Company’s compensation philosophy, the Compensation Committee reviewed in 2010 and has set target compensation percentile levels as follows:

•	Cash compensation (salary and annual incentives at target) at or about the 50th percentile of competitive survey data (described in detail under “The Role of Survey Benchmarking”).
•
Total direct compensation (salary, annual incentives at target and long-term incentives) at or about the 50th percentile.  Previously the compensation philosophy was to set long-term incentives and total direct compensation between the 50th and 60th percentiles.  The Compensation Committee deliberated on the pay philosophy alignment with market and determined that a 50th percentile pay philosophy for each element is more consistent with best practices and ensures that that the mix of the pay elements lends itself to a well balanced pay risk framework.

•	Total compensation (total direct compensation, plus health and welfare benefits, retirement benefits and perquisites) at or about the 50th percentile.

Actual compensation may be higher or lower, depending on Company and individual performance.

The Company’s compensation philosophy is to target the 50th percentile of competitive market data.  The Company has a unique set of businesses and geographies in which it competes. Attracting and retaining top talent in these businesses and geographic segments, particularly Hawaii and the San Francisco Bay Area, where the high cost of living and competitive job market normally challenge the Company’s staffing efforts, remain difficult. In 2010, a competitive assessment of salary, target annual and target long-term incentives for Company executives was conducted and found that salaries are at about the 45th percentile, target total cash compensation approximates the 45th percentile and total direct compensation is slightly below the 50th percentile of competitive practices.  While this is below the established compensation philosophy, the Committee believes these levels were appropriate at the time given the economic conditions.  In the aggregate for NEOs, the actual total cash was at the 50th percentile with individual NEOs ranging from the 25th to 75th percentiles depending on individual performance.  Total direct compensation levels were at about the 50th percentile for all NEOs, with individual NEOs ranging from the 35th to slightly below the 75th percentiles, depending on individual performance.

Combination of Pay Elements.  The Company’s combination of pay elements is designed to place greater emphasis on performance-based compensation, while at the same time focusing on long-term talent retention and maintaining a balanced program to ensure an appropriate balance between pay and risk. The Committee believes that this is consistent with one of its key compensation objectives, which is to align management interests with shareholder interests.  For 2010, the total direct compensation mix was generally within the same range as competitive practices for each element of pay, as shown in the following table.

Percentage of Target Total Direct Compensation Provided by Each Pay Element for 2010

NEO	A&B NEOs			Competitive
	Salary	Annual Incentives	Long-Term Incentives	Salary	Annual Incentives	Long-Term Incentives
Mr. Kuriyama	22%	20%	58%	22%	23%	55%
Mr. Benjamin	35%	21%	44%	35%	20%	45%
Mr. Cox	35%	21%	44%	33%	24%	43%
Mr. Buelsing	38%	19%	43%	39%	24%	37%
Mr. Chun	42%	19%	39%	43%	22%	35%

Review of Total Compensation. While the Compensation Committee does analyze and review the mix of pay elements, it does not use specific formulas to determine the mix of pay elements, or the allocation between cash and non-cash compensation or among non-cash forms of pay.  As part of determining total compensation, the Compensation Committee reviews:

•	A summary of the value of all compensation elements, both direct and non-direct, provided to the executive during the year,
•	Competitive survey data,
•	The accumulated value of outstanding equity grants and its sensitivity to stock price movement,
•	Realized/realizable value of incentive compensation and retirement income for the past five years,
•	Health and welfare benefits and retirement plan balances,
•	Prior compensation decisions for the past five years through tally sheets,
•	Economic environment,
•	Business unit strategic goals and performance expectations, and
•	Expected and actual Company, business unit, and individual performance.

The Compensation Committee uses the above information to evaluate the following:

•	Consistency with the Company’s compensation philosophy,
•	Consistency with competitive survey data,
•	Alignment of the pay program to the Committee’s commitment to pay for performance,
•	Reasonableness and balance of pay elements as they relate to pay risk,
•	Year-to-year pay movement for each NEO to ensure it reflects variations in annual performance,
•	Relationship of actual realized total compensation over the past five years so that it is predominantly performance-based,
•	Internal pay equity based on individual performance, job level and competitive compensation data, and
•	The effect of potential payments, awards and plan design changes on the executive’s total pay package.

Internal Pay Equity. The Compensation Committee considers internal pay equity as one factor of many to be considered in establishing compensation for executives.  While there is no policy established regarding the ratio of total compensation of the CEO to that of the other executive officers, the Compensation Committee does review compensation levels to ensure that appropriate equity exists.  In 2010, it reviewed the ratio of the CEO’s salary, total cash and total direct compensation relative to the average compensation for the other four NEOs, as reflected in the table below. These ratios were compared to benchmark survey data to determine whether compensation relationships are properly aligned internally.  The Company’s target and actual ratios were found to be within the range of reasonableness and positively reflect a narrower ratio between the CEO and other NEOs than that of companies of similar size in general industry.  This is due to the CEO’s more modest pay program relative to competitive market practices.

2010 Ratio of Target and Actual CEO Pay to Other NEOs

	Salary	Total Cash Compensation	Total Direct Compensation
A&B Target	1.71 to 1	2.10 to 1	2.84 to 1

A&B Actual*	1.71 to 1	1.77 to 1	2.68 to 1

Benchmark Data (target)	2.25 to 1	2.55 to 1	3.66 to 1
* Based on base salary as of December 31, 2010, actual annual incentives paid in 2011 for 2010 performance and grant date value of the long-term incentive grants made in January 2010.

Pay Elements

The Company provides the following pay elements to its executive officers in varying combinations to accomplish its compensation objectives.

Salary: Salary is intended to provide a competitive fixed rate of pay based upon an executive’s responsibilities.  The Company’s general philosophy is to provide salaries at the median of salaries paid to officers with comparable job responsibilities in general industry companies of similar size to the Company. Factors that are considered in determining salary include:

•	Job responsibilities and experience,
•	The executive’s performance,
•	Competitive survey data,
•	Positioning within the executive’s salary range,
•	Positioning in relation to the Company’s pay philosophy,
•	Internal pay equity,
•	Projected salary increases in the general industry,
•	The value of the executive’s total pay package at target for the year,
•	Proper balance of pay elements to discourage inappropriate risk behaviors,
•	Economic conditions, and
•	Company performance.

Potential gains or the accumulated value of compensation under the equity or benefits programs are not considered when determining salary, although they are considered in determining other elements of compensation.

Effective January 1, 2010, Mr. Kuriyama was appointed Chief Executive Officer, in addition to his title as President of A&B.  Mr. Kuriyama received a salary increase of $215,000, to reflect his increased responsibilities.  The Committee considered competitive compensation levels for a typical chief executive officer, Mr. Kuriyama’s experience in the role, current economic conditions, his current compensation level relative to competitive practices in his current role, and typical pay increases for internal promotions to the Chief Executive Officer position.  On the basis of these factors, none of which were weighted, the Board determined that Mr. Kuriyama’s salary, target total cash and total direct compensation should be set initially at about the 25th to 35th percentile.

Generally, the Board of Directors determines the CEO’s annual salary change on the basis of many of the bulleted factors listed previously. The Board has a formal performance review process for the CEO that includes four key categories: operating plan, growth initiatives, strategic initiatives, and core CEO responsibilities. None of the categories is formally weighted, and there is no overall rating score. Each board member provides written observations and rates the CEO’s performance against the criteria. The Board of Directors discusses the results of the assessment with the CEO, including the areas of greatest strength and areas where improvements could be made. The result of this process is considered in determining the CEO’s actual annual salary increase.

The CEO recommends annual salary changes for the other NEOs. Salary increases for NEOs are generally considered by the Compensation Committee in February of each year for implementation on April 1st.  Base salary increases for NEOs in 2010 reflected merit increases that were provided for the first time since 2007, after a two-year period of base salary freezes and, in the cases of Messrs. Benjamin and Cox, increased job responsibilities.

Salary Information for 2009 - 2010

NEO	Base Salary as of 12/31/09	Amount of Increase	Base Salary as of 12/31/10	Estimated Competitive Market Percentile
Mr. Kuriyama	$400,000	54%	$615,000	25th
Mr. Benjamin	$375,000	12%	$420,000	50th
Mr. Cox	$400,000	5%	$420,000	45th
Mr. Buelsing	$300,000	3%	$309,000	45th
Mr. Chun	$278,000	3%	$286,340	50th

Annual Incentives:  Annual incentives for NEOs are provided through the PIIP to motivate executives and reward them if they achieve specific corporate, business unit and individual goals. These goals are established in February of each year based on the use of multiple metrics described below.

Weighting of Goals. The weighting of the corporate, business unit and individual goals depends on the executive’s position and responsibilities.  The intention is to place a significant portion of the awards on the financial results of the Company and business units, but balance that with important strategic goals that have been established for the year through the individual portion.  The 2010 weighting is as follows and was determined by the Compensation Committee to provide proper balance between financial and strategic goals as well as maintain a reasonable balance for purposes of controlling pay risk behaviors:

Weighting of 2010 PIIP Goals for NEOs

NEO	Unit	Corporate	Business Unit	Individual
Mr. Kuriyama	Corporate	70%	0%	30%
Mr. Benjamin	Corporate/Agribusiness	40%	30%	30%
Mr. Cox	Transportation	20%	50%	30%
Mr. Buelsing	Real Estate	20%	50%	30%
Mr. Chun	Corporate	70%	0%	30%

Determination of Annual Cash Incentive Award. Each component -- corporate, business unit and individual -- is evaluated against the respective performance measures and goals.  There are three levels of award opportunities for each component:  threshold, target and extraordinary. In 2010, the target award opportunity levels for NEOs ranged from 45 percent to 90 percent of salary, which is consistent with competitive targets.  If a threshold goal is not achieved, there will be no payout for that component. If threshold goals are achieved, a participant will receive 50 percent of the target award opportunity set for that component. If target or extraordinary goals are achieved, a participant will receive 100 or 200 percent, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable.  No additional award is provided for performance above the extraordinary goal level.  The maximum award in the aggregate is 200% of the NEO’s target award opportunity.

The CEO reviews the annual individual incentive award calculations for each individual and makes recommendations to the Compensation Committee regarding payouts, including the reasons for his recommendations. The Compensation Committee reviews and approves the awards and has discretion to modify recommended awards, both positively and negatively, to take into consideration factors it believes appropriately reflect the performance of the Company, unit, individual, and business environment. Such factors may vary, but may include, for individuals, adjustments for an executive taking on temporary but significant additional responsibilities to his normal job role or, for the Company or a business unit, adjustments for extraordinary events. In light of the moderate economic recovery expected in Hawaii and in an effort to reduce the ratio of CEO pay to the pay levels of the other NEOs, Mr. Kuriyama requested the Committee consider exercising its discretion to cap his 2010 PIIP award.  While Mr. Kuriyama’s performance was rated near extraordinary levels, the Committee decided to exercise its discretion and cap his award at 100% of base salary.

Working with Towers Watson-supplied reports and using data as described in the benchmark section on page 24, management and the Compensation Committee reviewed target award levels for the annual cash incentive awards and confirmed that each NEO is at or below the 50th percentile and that target total cash is at or below the 50th percentile for each of the NEOs, as shown in the table below. The Committee may adjust opportunity targets to more competitive levels at any time it deems it reasonable.

Target Total Cash Positioning for 2010

NEO	Base Salary as of 12/31/10	Target Award	Target Total Cash as of 12/31/10 (Including Base Salary)	Estimated Competitive Market Percentile
Mr. Kuriyama	$615,000	90%	$1,168,500	25th
Mr. Benjamin	$420,000	60%	$672,000	50th
Mr. Cox	$420,000	60%	$672,000	40th
Mr. Buelsing	$309,000	50%	$463,500	40th
Mr. Chun	$286,340	45%	$415,193	45th

Company and Business Unit Performance. Similar to 2009, the corporate component measure in 2010 was based on the operating plan approved by the Board of Directors and was weighted 65 percent on corporate profit before income tax and 35 percent on return on invested capital (“ROIC”). ROIC is defined as after-tax income from operations, adjusted by unplanned pension, postretirement and non-qualified expenses, divided by the sum of average shareholders’ equity and average debt for the preceding two years, as adjusted for unplanned changes in comprehensive income due to pension, postretirement and non-qualified plans. Performance goals for the Transportation and Real Estate units were weighted 65 percent on business unit profit before income tax and 35 percent on unit ROIC. The Agribusiness performance goal, such as for Hawaiian Commercial & Sugar Company (“HC&S”), was based 100 percent on profit before income tax.  Profit before income tax was selected as a performance component because the Company believes it best reflects the results of business execution and profitability levels. ROIC was chosen as a performance component because it is a key measure in identifying how effectively the Company is investing its capital resources. The Company believes that both performance goals align shareholder and executive interests.

Annual incentive goals at threshold, target and maximum are approved by the Compensation Committee in January and February of each year.  For 2010, the annual corporate and business unit targets reflected the Company’s Board-approved operating plan, with the exception of HC&S. Because of substantial losses incurred by HC&S in 2008 and 2009 due to extreme drought conditions in recent years, unique circumstances called for focusing efforts on loss minimization with “extraordinary” levels set at breakeven, which helped to support significant turnaround efforts. When establishing the operating plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors, Company capabilities, performance objectives, and the Company’s strategic plan.

The target levels for corporate and business unit goals, with the exception of HC&S as previously described, were set at 100 percent of the 2010 Board-approved operating plan amounts. Should the Company or any business unit exceed the extraordinary level of performance, awards are capped at the extraordinary level. If performance with respect to a corporate or business unit component is below the threshold level, there is no incentive payout made for that component. However, the Compensation Committee believes that part of its role is to apply informed discretionary judgment to the goals and achievements.

The Committee adjusts performance goal ranges around the target goal.  In 2009, the minimum goals had been set at 75% of target and the extraordinary level  at 120% of target for both the Corporate profit before income tax and ROIC measures.  In 2010, the performance range was adjusted to 90% at minimum and 120% for profit before income tax and 125% for ROIC at the extraordinary level.  The Committee believed that this range better reflected the fact that the economic downturn had resulted in a significant drop in company performance and it was more appropriate to set a minimum goal that was higher than what the previous year’s payout scale would have provided.  In addition, to recognize greater volatility in Company performance due to economic uncertainties, the Committee decided that the upper end of the payout scale should continue to be extended to ensure maximum awards were paid at a higher level of required performance.

For determination of award levels for 2010, the Company’s 2010 operating performance was compared to the performance goals approved by the Compensation Committee in January and February 2010. Corporate goals and actual results were as follows:

Corporate Goal	Threshold	Target	Extraordinary	Actual
Profit Before Income Tax	$100,141,200	$111,268,000	$133,521,600	$150,916,900

ROIC	4.71%	5.23%	6.54%	6.52%

Business unit goals and actual results were as follows:

Business Unit Goal	Threshold	Target	Extraordinary	Actual
Transportation Profit Before Income Tax	$62,043,300	$68,937,000	$82,724,400	$97,791,800

Transportation ROIC	7.55%	8.39%	10.07%	10.65%

Real Estate Profit Before Income Tax	$77,174,100	$85,749,000	$102,898,800	$84,266,900

Real Estate ROIC	5.25%	5.84%	7.30%	5.52%

HC&S Profit Before Income Tax	$(8,000,000)	($5,000,000)	$0	$6,211,700

Individual Performance. In addition to corporate and business unit performance goals, each NEO had 30 percent of his 2010 award based on achieving individual goals. These individual goals vary, depending upon the NEO’s position in the Company and the activities of the NEO’s business unit. Certain individual goals are objective and therefore measurable; other individual goals are more qualitative in nature and therefore assessed subjectively based on such aspects as the executive’s progress, quality of performance, timeliness, mitigating circumstances, and strategic shifts. Individual goals are approved by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target and extraordinary levels.

Mr. Kuriyama’s individual goals were focused on four areas:  1) operating plan: capitalizing on improvements in the Mainland and Hawaii economies, executing a major turnaround in HC&S performance, closing key properties sales, and improving rates in the China service; 2) growth initiatives: geographic expansion in ocean transportation, strategic real estate investment opportunities, and potential acquisition opportunities; 3) strategic initiatives and 4) core CEO responsibilities: relationships and communication with key constituencies, board of director meetings and decision-making, regulatory compliance, succession planning, and organizational development and staffing.  Mr. Kuriyama’s overall accomplishments were determined by the Compensation Committee to be slightly below extraordinary.

Mr. Benjamin’s individual goals addressed organizational stability and filling of key management positions within the HC&S operation and corporate finance departments; execution of corporate finance, corporate development and treasury initiatives; and making material improvements to Agribusiness operations while assessing longer-term Agribusiness operating model changes.  Mr. Benjamin’s overall accomplishments were determined to be between target and extraordinary.

Mr. Cox’s individual goals addressed Matson’s cost reduction and operational initiatives; ocean transportation growth; Matson Integrated Logistics growth and organizational initiatives; and information and technology initiatives.  Mr. Cox’s overall accomplishments were determined to be slightly below extraordinary.

Mr. Buelsing’s individual goals addressed increasing profitability of the U.S. Mainland and Hawaii leasing portfolios; improving income property portfolio occupancy rates; identifying and funding new project investments; achieving development sales margin, property sales and tax-deferred property exchange goals; and real estate growth initiatives.  Mr. Buelsing’s overall accomplishments were determined to be between threshold and target.

Mr. Chun’s individual goals addressed company compliance with new SEC requirements and other governmental regulations; assessment and management of significant company-wide legal risks; legal supervision and management of transactions and disputes; management of corporate compliance activities; and Regulation FD “Fair Disclosure” policies and training.  Mr. Chun’s overall accomplishments were determined to be between target and extraordinary.

Actual awards earned versus target were as follows:

NEO	Target Award	Actual Award for 2010	Business Unit	Business Unit Performance	Individual Performance Rating
Mr. Kuriyama	$553,500	$615,000	Corporate	Extraordinary	Slightly below Extraordinary
Mr. Benjamin	$252,000	$464,823	Corporate 40% HC&S 30%	Extraordinary/ Extraordinary	Between Target and Extraordinary
Mr. Cox	$252,000	$482,994	Matson	Extraordinary	Slightly below Extraordinary
Mr. Buelsing	$154,500	$160,943	Properties	Slightly below Target	Between Threshold and Target
Mr. Chun	$128,853	$238,476	Corporate	Extraordinary	Between Target and Extraordinary

Equity-Based Compensation:  The equity portion of the total compensation program is designed to:

•	Align management and shareholder interests,
•	Provide an incentive to increase shareholder value over the longer-term,
•	Balance short- and long-term performance horizons to ensure appropriate pay-related risk motivation and behaviors, and
•	Provide a means to attract, motivate and retain, as well as reward, the management team responsible for the success of the Company.

The types of equity-based compensation provided to NEOs in 2010 and 2011 are nonqualified stock options, time-based restricted stock units and performance-based restricted stock units. Because a financial gain from stock options is only possible if the price of the Company’s stock has increased and because these stock options vest over a three-year period, the Compensation Committee believes these grants encourage behaviors and decisions that focus on increasing A&B’s value, and correspondingly A&B's stock price, over an extended time frame, which benefits all shareholders of A&B. Time-based restricted stock unit grants are intended to focus behaviors on improving long-term stock price performance, increasing share ownership and strengthening retention of participants through a three-year vesting period. Performance-based restricted stock unit grants, which also vest over a three-year period, are intended to focus behaviors on achieving specific performance goals, as well as on the same objectives as time-based restricted stock unit grants.

The Company’s long-term incentive award opportunities target the combination of salary, target annual incentives and long-term incentive award opportunities at or about the 50th percentile of the competitive survey data. For 2010, the Committee granted aggregate long-term incentive awards slightly below the 50th percentile and varied individual awards between the 35th and 55th percentiles based on the individual’s personal performance and contributions.

Target LTI and Total Direct Compensation Positioning for 2010

NEO	Base Salary as of 12/31/10	Target LTI	Target Total Direct Compensation 12/31/10 (Including Base Salary)	Estimated Competitive Market Percentile
Mr. Kuriyama	$615,000	$1,596,000	$2,764,000	35th
Mr. Benjamin	$420,000	$532,000	$1,204,000	50th
Mr. Cox	$420,000	$532,000	$1,204,000	45th
Mr. Buelsing	$309,000	$346,000	$809,000	50th
Mr. Chun	$286,340	$266,000	$681,000	50th

Equity-based grants are generally considered and granted annually in January by the Compensation Committee. Based on current market data provided by Towers Watson, the CEO makes recommendations for each executive officer to the Compensation Committee, which retains full discretion to accept, reject or amend his recommendations. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

•	Company and individual performance,
•	The executive officer’s current and expected future contributions to the Company,
•	Effect of a potential award on total compensation and pay philosophy,
•	Internal equity relationships,
•	Benchmark data,
•	Balance of total compensation components to ensure proper pay-related risk behaviors,
•	Economic environment, and
•	Size of recent grants.

None of these factors is weighted.

The Compensation Committee, with the assistance of Towers Watson, reviews and determines the appropriate types and weights of equity grants each year.  The mix of grants in 2010 was based on information provided by Towers Watson to place a greater emphasis on performance-based awards, which is consistent with the Company’s “pay for performance” philosophy.  For 2010, 30 percent of the award value is in stock options, 30 percent is in time-based restricted stock units and 40 percent is in performance-based restricted stock units.  The Compensation Committee believes this mix of grants provides upside opportunity through the use of stock options, aligns employee and shareholder interests through the use of restricted stock units, and ties a larger portion of equity compensation to achieving specific performance goals through grants of performance-based restricted stock units that are not earned if those goals are not met.

Given the economic environment and stock price decreases from its highs, the Committee took into account various considerations when determining 2010 award amounts, including but not limited to, shares available for grant under the 2007 Plan, reduced cash incentive targets, the lack of salary increases for NEOs, the current stock price, base salary versus market competitive data, and current survey data.  Consistent with prior years, Towers Watson provided a guideline range for equity grants for the Compensation Committee to consider, as determined through survey sources available at that time – see The Role of Survey Benchmarking on page 24.

In line with the Committee’s intent to support a pay for performance philosophy and to recognize significant performance accomplishments for 2010, the January 2011 target equity award opportunity levels as determined by the Committee were at about the 60th percentile for Messrs. Benjamin and Cox, 55th percentile for Mr. Buelsing and the 65th percentile for Mr. Chun.  For similar reasons described earlier, Mr. Kuriyama specifically requested that the Committee cap his equity award grant at about the 25th percentile.

For the 2010 performance-based restricted stock unit grants (PBRSUs) earned in January 2011, three levels of performance goals were established based on corporate profit before income tax and return on invested capital (ROIC) goals, as described in the previous “Company and Business Unit Performance” section:  threshold, target and extraordinary. If the threshold level is not achieved, the grants are forfeited.  Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable.  In 2010, the Company’s corporate performance was at the extraordinary level, as discussed in the previous “Company and Business Unit Performance” section, and resulted in executives earning two times their targeted performance-based shares, the maximum amount available.  The first one-third of these shares vested in 2011, with the remaining shares to vest in 2012 and 2013.

The actual performance level attained for PBRSUs during the 2010 performance period resulted in larger overall 2010 LTI awards as follows:

NEO	2010 LTI Award	PBRSUs (40% of award)	Actual PBRSUs Earned	Resulting 2010 LTI Award
Mr. Kuriyama	$1,596,000	$638,400	$1,276,800	$2,234,400
Mr. Benjamin	$532,000	$212,800	$425,600	$744,800
Mr. Cox	$532,000	$212,800	$425,600	$744,800
Mr. Buelsing	$346,000	$138,400	$276,800	$484,400
Mr. Chun	$266,000	$106,400	$212,800	$372,400

Retirement Plans:  The Company provides various retirement plans to assist its executives and other employees with retirement income savings and increase the attractiveness of employment with the Company by providing a competitive retirement package. None of the qualified or nonqualified retirement plans are tied directly to Company performance, with the exception of the A&B Profit Sharing Plan as described below. The Committee periodically reviews the value of benefits from the retirement plans in conjunction with all other forms of pay in making compensation decisions.

A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson:  The A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson (“Qualified Retirement Plans”), which are tax-qualified defined benefit pension plans, provide retirement benefits to the Company’s salaried non-bargaining unit employees. The Pension Benefits table of this Proxy Statement shows estimated present values of annual accrued retirement benefits of covered participants payable at age 62 (the earliest age at which benefits are unreduced), or current age, if older, under these plans.

In 2007, the Compensation Committee and management worked with Towers Watson to review the design of these plans and amended them to apply a “cash balance” formula for all salaried non-bargaining unit employees joining the Company after December 31, 2007. The decision to amend the plans was based on the need to provide a more attractive and portable plan to employees, improve asset management, mitigate financial risks, improve plan costs, increase employee responsibility in retirement planning and remove unintentional retention or early retirement incentives. The Company intends to maintain the current calculation formulas for employees hired prior to January 1, 2008, including all the NEOs.

A&B Excess Benefits Plan:  This non-qualified benefits plan for executives is designed to meet the retirement plan objectives described above.  It complements the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans’ formulas except for the contribution, compensation and benefits limits imposed by tax law.  All NEOs participate in this plan.

A&B Individual Deferred Compensation and Profit Sharing Plan for Salaried Non-bargaining Employees:  Effective January 1, 2011, the Company merged its Profit Sharing Retirement Plan and its Individual Deferred Compensation Plan into a new plan called the A&B Individual Deferred Compensation and Profit Sharing Plan for Salaried Non-bargaining Employees.  The combined plan is a 401(k) plan that is available to all salaried non-bargaining unit employees, and generally provides for a match of up to three percent of the compensation deferred by a participant during the fiscal year.  The match was suspended effective September 1, 2009 and was reinstituted as of January 1, 2011.

Profit-Sharing Incentive Program: In 2010, the Company suspended the profit-sharing component of its qualified retirement savings plan and replaced it on a trial basis with a cash-based profit-sharing incentive program, continuing with an award of 0-3% of eligible base salary.  For employees at A&B Corporate and Matson, their awards were based on A&B consolidated performance and Matson’s business unit performance, respectively. For employees at Properties and HC&S, their awards were based 50% on their respective business unit’s performance and 50% on A&B consolidated performance. The resulting payout percentages for 2010 performance were:

•	A&B Corporate: 3 percent
•	Matson: 3 percent
•	Properties: 2.4 percent
•	HC&S: 3 percent

For 2011, the Company will continue to utilize its cash-based profit-sharing incentive program while the profit-sharing component of its retirement savings plan is suspended.

Employment Agreements:  The Company does not have employment agreements with any of the NEOs. The Company believes in a policy of “at will” employment.

No Perquisites:  Since 2009, the Company has eliminated all NEO perquisites, with the exception of Company-provided parking.  The aggregate cost of providing perquisites to NEOs in 2010 was less than $2,500.

Severance Plan and Change in Control Agreements: The Company provides a Severance Plan and Change in Control Agreements to certain executives, including each of the NEOs, to retain talent during transitions due to a Change in Control or other covered event and to provide a competitive pay package. In particular, Change in Control agreements promote the continuation of management to ensure a smooth transition and protect the underlying stock value during the transitional period. The Compensation Committee designed the original agreement terms with the intent to provide a competitively structured program, and yet be conservative overall in the size and amounts of potential award payouts. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential payouts under these arrangements, as the Committee considers how increases in the other pay components will affect the size of the potential payments under these arrangements, and how the terms and conditions of these arrangements and incentive plan designs interrelate.

In February 2010, the Committee approved changes to the existing Change in Control agreements and removed any tax gross-up provisions for all program participants, including the NEOs.  These agreements are described in further detail in the Other Potential Post-Employment Payments section of this Proxy Statement.

Retiree Health and Medical Plan:  The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees. These benefits aid in retaining and recognizing long-term service employees and provide for health care costs in retirement. The Company limits its contribution towards the monthly premium, based on the employee’s age and years of service. These benefits are not provided to employees who join the Company after December 31, 2007. The benefits from this plan are reflected in the Other Potential Post-Employment Payments section of this Proxy Statement.

The Role of Survey Benchmarking

The Company uses published survey data as a benchmarking tool, but does not benchmark against specific companies within such surveys.  The Company operates in a number of different industries and therefore does not have a direct peer or comparative group.  In addition, there are no companies that are considered directly comparable in business mix, size and geographic relevance. Accordingly, the Company does not use data that is specific to any individual segment of the Company’s business but instead, based on the recommendation of Towers Watson, it uses data from six national and highly recognized published surveys representing a broad group of general industry companies similar in size to the Company to assess the Company’s pay practices.  The survey sources provide only one of the tools that the Committee uses to assess appropriate pay levels.  Internal equity, Company performance, business unit performance, compensation philosophy, performance consistency, historical pay movement, pay mix, pay risk, economic environment and individual performance are also reviewed.

The surveys used by Towers Watson in their base salary analysis, target total cash analysis  and comparison of CEO pay to other NEOs include: Towers Watson 2010/2011 Top Management Compensation Survey, Hay General Market 2010 Executive Compensation Survey, 2010 Mercer U.S. Benchmark Database - Executive Compensation Survey, the Towers Watson U.S. CDB General Industry Executive Database 2010 Descriptive Statistics, the 2010 National Association for Real Estate Investment Trust (NAREIT) Compensation Survey and the Towers Watson 2010/2011 Report on Long-term Incentives, Policies and Practices.  These surveys each represent between 300 to 2,400 companies, depending on the survey source.  Towers Watson uses data subsets in each survey that represent companies of similar size with revenues between $500 million and $2.5 billion. These data subsets provide compensation information for 40 to 200 companies, depending on the survey. The Company believes that the number of surveys used for benchmarking and the size of the survey samples are meaningful and provide appropriate pay comparisons. Benchmarking is just one factor used in setting executive compensation.

Because of differences in the methodologies, timing of the release of survey results, cost of surveys and the type of data covered, each of the six nationally published surveys may not be used for benchmarking all pay components.  For salary and annual cash incentives, Towers Watson 2010/2011 Top Management Compensation Survey, Hay General Market 2010 Executive Compensation Survey, 2010 Mercer U.S. Benchmark Database - Executive Compensation Survey, the Towers Watson U.S. CDB General Industry Executive Database 2010 Descriptive Statistics and the 2010 NAREIT Compensation Survey were used. For target long-term incentives and internal equity comparisons, Towers Watson 2010/2011 Report on Long-term Incentives, Policies and Practices and the Towers Watson U.S. CDB General Industry Executive Database 2010 Descriptive Statistics  were used because they provided the most current information at the time the analysis was conducted. For health and retirement benefits and executive perquisites, the Company has previously used Towers Watson’s survey databases and proprietary analytical tools, although an in-depth analysis was not conducted in 2010 because the Committee determined that the cost-benefit of such an analysis did not appear to be reasonable given the considerable fluctuation in data during these uncertain economic times.  Towers Watson benefits database maintains benefits plan information on salaried employees for over 1,300 employers, representing a broad cross section of industry, geographic location and size. The names of the companies comprising the six surveys are included in Appendix A.

The Role of the Compensation Consultant

The Compensation Committee is responsible for retaining its compensation consultant and for determining the terms and conditions of the engagement, including fees.  In 2010, the Compensation Committee retained Towers Watson to assist the Committee in:

•	Evaluating salary and incentive compensation levels,
•	Preparing a summary of the value of all compensation elements provided to executives during the year,
•	Reviewing and suggesting executive pay plan design modifications,
•	Understanding current trends and legislative reform initiatives in the area of executive compensation, and
•	Assessing appropriate outside Board of Director pay levels and structuring.

The Committee provides ongoing feedback to ensure an appropriate and effective working relationship with the compensation consultant.  The Committee selects its consultant on the basis of the ability to provide in-depth experience, objective and unconflicted advice, quality service, sufficient resources, relevant data, and up-to-date information on legislative and regulatory changes.  The Committee has established procedures with its consultant for communicating with the Committee and management, and determines whether the consultant’s services are performed objectively and free from the influence of management.  The executive compensation consultant reports directly to the Committee and takes instructions  from the Committee.  The consultant also speaks separately with the Committee Chair between meetings, as necessary or desired.  The Committee Chair pre-approves all Towers Watson engagements, including the nature, scope and fees of assignments.

The Compensation Committee examines the steps and safeguards Towers Watson takes to ensure that its executive compensation consulting services are objective, including:

•	The individuals providing consulting services to the Committee are not personally involved in other services Towers Watson may provide to the Company;
•	Other services, if any, are provided under a separate contractual arrangement;
•
The individuals providing consulting services to the Committee are not directly compensated for the total revenues that Towers Watson generates from the Company; nor would their compensation be directly affected if the Company decided to no longer use Towers Watson’s services in other areas;

•	The consultant to the Committee does not hold an equity stake in the Company;
•	The executive compensation consultant is not the client relationship manager on services provided to the Company; and
•	The Compensation Committee chair must approve any services for the Company in advance.

In 2010, at the request of management and with the Chair’s approval, Towers Watson facilitated a pay risk assessment and an assessment of the Company’s retirement benefits.  The fees for these activities did not exceed $50,000 in aggregate.

The Role of Management

Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

•	Attending portions of the Compensation Committee meetings, and meeting periodically with the Committee Chair to discuss executive compensation,
•	Providing management’s perspective on compensation plan structure and implementation,
•	Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved operating plans and the Company’s strategic plan,
•	Providing the data used to measure performance against established goals, with the CEO providing perspective on individual executive performance and compensation amounts,
•	Participating in published pay surveys,
•
Providing recommendations, based on information provided by Towers Watson, regarding pay levels for officers on the basis of plan formulas, salary structures and the CEO’s assessment of individual officer performance, and

•	Assisting in preparing agendas and information for Committee meetings.

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and on the Company. Section 162(m) of the Internal Revenue Code limits the tax deductibility of certain executive compensation in excess of $1,000,000 for any fiscal year, except for certain “performance-based compensation.”  The Compensation Committee does not necessarily limit executive compensation to that amount, but considers it as one factor in its decision-making. The A&B 1998 Stock Option/Stock Incentive Plan (the “1998 Plan”) is not Section 162(m)-compliant except as it applies to the granting of options; however, the 2007 Plan has been structured to qualify for tax deductibility under Section 162(m), if certain conditions are met.

Stock Ownership Guidelines

The Company has had guidelines in place since 1994 to encourage stock ownership among its executives to be achieved within a five-year period. The current ownership goals reflected below were determined by the Committee to provide a vested interest in the Company and ensure commitment to longer-term decision-making among senior officers. Executives are required to own a value of stock of 3 times to 5 times (as set forth below) the amount of the covered executive’s current salary.

Position	Salary Multiple
CEO	5X
Other NEOs	3X

All NEOs but one have met, and for the most part significantly exceeded, the ownership guidelines.  The remaining executive is expected to meet the guidelines within the next year.

Equity Granting Policy

The Company does not have any practice, policy or program allowing for timing of equity grants in relation to the Company’s current stock price or material non-public information. Equity awards are normally granted for current employees at the same time of year at the January Compensation Committee meeting, which generally is held on the fourth Wednesday of the month. Equity grants for new hires or promoted employees are established and approved at regularly scheduled Compensation Committee meetings. Neither the CEO nor any other executive has the discretion to set any grant dates of awards.

The strike price for stock option grants under the 2007 Plan was set in accordance with the terms and conditions of the 2007 Plan, and established the price as the closing price on the date of grant. The terms and conditions of each grant are determined by the Compensation Committee at the time of the grant approval, in accordance with the relevant plan.

Policy Regarding Speculative Transactions and Hedging

The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments, and selling securities “short,” involving securities of A&B, or (ii) hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving securities of A&B.

Policy Regarding Recoupment of Certain Compensation

While the Compensation Committee does not anticipate circumstances where a restatement of earnings upon which incentive compensation award decisions were based would occur, should such circumstances arise the Compensation Committee has the discretion to take necessary actions to protect the interests of shareholders, including actions to seek to recover such incentive awards.  In December 2010, the Committee and the Board of Directors adopted a formal “clawback” policy, effective January 1, 2011, for Section 16 officers and those participating in the PIIP.  Pursuant to the clawback policy, the Company will seek to recoup certain incentive compensation, including cash or equity bonuses based upon the achievement of financial performance metrics, from executives in the event that the Company is required to restate its financial statements. The Compensation Committee will review the recoupment policy as necessary to ensure it is in compliance with legal requirements expected to be adopted by the SEC.

Summary Compensation Table. The following table summarizes the cash and non-cash compensation paid by A&B for services rendered during 2008, 2009 and 2010 by A&B’s Named Executive Officers, as defined by applicable SEC rules.

2010 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)	Option Awards ($) (5)	Non-Equity Incentive Plan Compensation ($) (6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (7)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Stanley M. Kuriyama President and Chief Executive Officer of A&B (1)	2010 2009 2008	615,000 400,000 400,000	-- -- --	1,050,003 629,910 533,306	545,959 160,140 266,580	615,000 56,700 244,444	830,700 455,739 84,795	-- 15,689 24,950	3,656,662 1,718,178 1,554,075
Christopher J. Benjamin Senior Vice President, Chief Financial Officer and Treasurer of A&B; General Manager of HC&S (2)	2010 2009 2008	408,750 365,625 325,000	-- -- --	350,012 332,453 399,979	181,988 84,517 199,939	464,823 86,063 175,519	271,120 162,731 75,433	200 (8) 17,121 27,643	1,676,893 1,048,510 1,203,514
Matthew J. Cox President of Matson (3)	2010 2009 2008	414,769 395,673 337,115	-- -- --	350,012 332,453 283,353	181,988 84,517 141,619	482,994 94,500 107,875	275,997 144,328 40,830	-- 19,285 26,768	1,705,760 1,071,296 937,560
Norbert M. Buelsing President of A & B Properties, Inc.	2010 2009	306,750 300,000	-- --	227,508 209,970	118,292 53,381	160,943 36,577	282,459 277,121	-- 12,370	1,095,952 889,419
Nelson N. S. Chun Senior Vice President, Chief Legal Officer of A&B	2010	284,255	--	174,973	90,994	238,476	169,739	200 (8)	958,637

(1)
Mr. Kuriyama was appointed Chief Executive Officer, effective January 1, 2010.  Mr. Kuriyama was appointed President of A&B, effective October 1, 2008.  He had been President and Chief Executive Officer of A&B Land Group from July 1, 2005 through September 30, 2008.

(2)	Mr. Benjamin was appointed General Manager of HC&S, effective March 9, 2009.

(3)	Mr. Cox was appointed President of Matson, effective October 1, 2008. He had been Executive Vice President and Chief Operating Officer of Matson from July 1, 2005 through September 30, 2008.

(4)
Represents the grant-date fair value of time-based restricted stock units and the grant-date fair value of performance-based restricted stock units (assuming the target level of performance is attained) for the fiscal year identified in column (b).  If maximum performance goals applicable to performance-based restricted stock units granted in 2010 were to be achieved, the values in this column with respect to 2010 would be as follows:  Mr. Kuriyama, $1,650,009; Mr. Benjamin, $550,014; Mr. Cox, $550,014; Mr. Buelsing, $357,508 and Mr. Chun, $274,958.  For 2009, none of the performance-based restricted stock units, which represented 50% of the amount reflected in column (e), was earned.

(5)
Represents the grant-date fair value of options granted for the fiscal year identified in column (b) based on their Black-Scholes value on the date of grant. See Note 12 of the consolidated financial statements of the Company’s 2010 Annual Report on Form 10-K regarding the assumptions underlying the valuation of equity awards.

(6)	Represents the NEO’s award under the PIIP for the fiscal year identified in column (b) payable in cash in January of the following year.

(7)	All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.

(8)	Represents meeting fees of $200 each for Mr. Benjamin and Mr. Chun, as directors of Hawaiian Sugar & Transportation Cooperative.

Grants of Plan-Based Awards. The following table contains information concerning the equity and non-equity grants under A&B’s incentive plans during 2010 to the NEOs.

2010 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Stanley M. Kuriyama	1/27/2010	276,750	553,500	1,107,000	9,086	18,171	36,342	13,628	82,721	33.02	1,595,962
Christopher J. Benjamin	1/27/2010	126,000	252,000	504,000	3,029	6,057	12,114	4,543	27,574	33.02	532,000
Matthew J. Cox	1/27/2010	126,000	252,000	504,000	3,029	6,057	12,114	4,543	27,574	33.02	532,000
Norbert M. Buelsing	1/27/2010	77,250	154,500	309,000	1,969	3,937	7,874	2,953	17,923	33.02	345,800
Nelson N. S. Chun	1/27/2010	64,427	128,853	257,706	1,514	3,028	6,056	2,271	13,787	33.02	265,967

(1)	Amounts reflected in this section relate to estimated payouts under the PIIP. The value of the actual payouts is included in column (g) of the Summary Compensation Table.
(2)
Amounts in this section reflect performance-based restricted stock unit grants.  Performance-based units, which represent 40% of the amount reflected in column (l) were earned as stock grants at 200% based on corporate performance at extraordinary levels for 2010.

(3)	Amounts in this section reflect time-based restricted stock unit grants.
(4)	Based upon the closing price of A&B common stock on the date of grant.

The PIIP is based on corporate, business unit and individual goals, depending on the executive’s position and job responsibilities. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement. The Company also has an Annual Incentive Plan that provides performance-based incentives to key employees who are not eligible to participate in the PIIP.

Under both the 1998 Plan and the 2007 Plan, the Company has issued stock options that vest in equal increments over three years and have a maximum term of 10 years. They continue to vest and are exercisable for three years after disability, normal retirement at 65 or approved early retirement at 55 (with five years of service). Vesting automatically accelerates in the event of death and the executive’s personal representative has up to 12 months to exercise the stock options. Stock options automatically vest either (1) immediately prior to the specified effective date of a Change in Control and remain exercisable up to the consummation of the event unless assumed by the successor corporation under the 1998 Plan or (2) on the specified effective date of a Change in Control if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.  Under both plans, if an employee is terminated due to misconduct, providing services to another organization that may be considered competitive with the Company’s business operations or engages in other conduct considered materially detrimental to the business, then the option terminates immediately.  Under the 1998 Plan, if an employee who has been designated a Section 16 officer (which includes all NEOs) ceases to be employed for any other reason the option may be exercised within six months of termination to the degree vested at the time of termination. Under the 2007 Plan, if an employee ceases to be employed for any other reason the option may be exercised within three months of termination to the degree vested at the time of termination. Stock options cannot be repriced under either Plan without shareholder approval.

Under both the 1998 Plan and the 2007 Plan, the Company has issued time-based restricted stock grants (or restricted stock units) that vest in equal increments over three years. Under the 1998 Plan, time-based restricted stock grants that are unvested will automatically vest upon death, permanent disability, normal retirement at 65 or approved early retirement at 55 (with five years of service). Upon the effective date of any change in control, any unvested restricted shares automatically vest. Under the 2007 Plan, time-based restricted stock unit grants that are unvested will automatically vest upon death or permanent disability. Time-based restricted stock units will partially vest on a prorated basis upon normal retirement at 65 or approved early retirement at 55 (with five years of service). Under the 2007 Plan, upon the effective date of any change in control, any unvested restricted share units automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.

From 2007 through 2009, under both the 1998 Plan and the 2007 Plan, the Company has issued performance-based restricted stock grants (or restricted stock units) that vest at the end of one year and the number of shares that vest is determined on the basis of achieving pre-established corporate profit before income tax goals set at target, threshold and extraordinary performance goal levels. Grants of performance-based restricted stock units granted under the 2007 Plan made since January 2009 will continue to have a one-year performance period, but vest in equal increments over three years.  Grants made since January 2008 include a ROIC measure weighted 35 percent, with pretax income goals weighted 65 percent. Actual performance at the target level results in earning 100 percent of the target award shares (or units). Actual performance at the threshold level results in earning 50 percent of the target award shares (or units). Actual performance below the threshold level results in no awards earned. Actual performance at the extraordinary level results in earning the maximum number of shares (or units) equal to 200 percent of the target number of shares (or units). For actual performance between threshold, target and extraordinary, awards are determined on a prorated basis between these anchor points on a straight line-basis. If participants receiving a performance-based restricted stock grant terminate employment prior to vesting for any reason other than death, permanent disability, normal retirement or approved early retirement, their awards will not vest. If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed and the amount paid at the end of the performance period. Under the 2007 Plan, if there is a change in control, any unvested performance-based restricted share units automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.

  Under both the 1998 Plan and 2007 Plan, grantees receive dividends on the full amount of restricted stock (or restricted stock units) granted, regardless of vesting, at the same rate as is payable on the Company’s common stock.  However, for grants made on or after January 27, 2010, payment of accrued dividend equivalents on performance-based restricted stock units awards will be made upon attainment of the applicable performance goals and will be paid according to the number of actual shares earned.

Outstanding Equity Awards at Fiscal Year-End. The following table contains information concerning the outstanding equity awards owned by the NEOs at the end of 2010.

2010 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (15)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
Stanley M. Kuriyama	22,000	-		N/A	26.5200	1/22/2012	60,929	(10)	2,438,988	--	--
	25,000	-			26.0050	1/21/2013
	30,400	-			33.5050	2/24/2014
	14,100	-			44.4450	1/25/2015
	12,600	-			52.5250	1/24/2016
	19,393	-			48.1900	1/23/2017
	22,553	11,277	(1)		45.3800	1/29/2018
	19,132	38,266	(2)		23.3300	1/27/2019
	-	82,721	(3)		33.0200	1/26/2020

Christopher J. Benjamin	2,200	-		N/A	26.0050	1/21/2013	24,325	(11)	973,730	--	--
	20,900	-			33.5050	2/24/2014
	204	-			38.7459	8/21/2011
	9,900	-			44.4450	1/25/2015
	10,500	-			52.5250	1/24/2016
	15,514	-			48.1900	1/23/2017
	16,915	8,458	(1)		45.3800	1/29/2018
	10,097	20,196	(4)		23.3300	1/27/2019
	-	27,574	(5)		33.0200	1/26/2020

Matthew J. Cox	5,700	-		N/A	44.4450	1/25/2015	22,448	(12)	898,593	--	--
	8,400	-			52.5250	1/24/2016
	10,989	-			48.1900	1/23/2017
	11,981	5,991	(1)		45.3800	1/29/2018
	10,097	20,196	(4)		23.3300	1/27/2019
	-	27,574	(5)		33.0200	1/26/2020

Norbert M. Buelsing	7,100	-		N/A	33.5050	2/24/2014	15,564	(13)	623,027	--	--
	4,200	-			44.4450	1/25/2015
	3,700	-			52.5250	1/24/2016
	5,818	-			48.1900	1/23/2017
	7,048	3,524	(1)		45.3800	1/29/2018
	-	12,756	(6)		23.3300	1/27/2019
	-	17,923	(7)		33.0200	1/26/2020

Nelson N.S. Chun	4,000	-		N/A	31.7650	11/25/2013	12,752	(14)	510,463	--	--
	7,500	-			33.5050	2/24/2014
	3,500	-			44.4450	1/25/2015
	4,200	-			52.5250	1/24/2016
	7,757	-			48.1900	1/23/2017
	8,457	4,229	(1)		45.3800	1/29/2018
	5,314	10,630	(8)		23.3300	1/27/2019
	-	13,787	(9)		33.0200	1/26/2020

FOOTNOTES:

(1) Vesting date of unexercised options - 1/30/11
(2) Vesting dates of unexercised options - 19,133 shares each on 1/28/11 and 1/28/12
(3) Vesting dates of unexercised options - 27,573 shares on 1/27/11 and 27,574 shares each on 1/27/12 and 1/27/13
(4) Vesting dates of unexercised options - 10,098 shares each on 1/28/11 and 1/28/12
(5) Vesting dates of unexercised options - 9,191 shares each on 1/27/11 and 1/27/12 and 9,192 shares on 1/27/13
(6) Vesting dates of unexercised options - 6,378 shares each on 1/28/11 and 1/28/12
(7) Vesting dates of unexercised options - 5,974 shares each on 1/27/11 and 1/27/12 and 5,975 shares on 1/27/13
(8) Vesting dates of unexercised options - 5,315 shares each on 1/28/11 and 1/28/12
(9) Vesting dates of unexercised options - 4,595 shares on 1/27/11 and 4,596 shares each on 1/27/12 and 1/27/13
(10) Vesting dates of unrestricted stock - 1,959 shares on 1/30/11; 4,500 shares each on 1/28/11 and 1/28/12; 4,542 shares on 1/27/11 and 4,543 shares each on 1/27/12 and 1/27/13. Includes Performance - based units earned as stock grants at 200% based on corporate performance at extraordinary for 2010: 12,114 shares each on 1/27/11, 1/27/12 and 1/27/13.

(11) Vesting dates of unrestricted stock - 1,469 shares on 1/30/11; 2,375 shares each on 1/28/11 and 1/28/12; 1,514 shares each on 1/27/11 and 1/27/12; 1,515 shares on 1/27/13; 1,449 shares on 1/30/11.  Includes Performance - based units earned as stock grants at 200% based on corporate performance at extraordinary for 2010: 4,038 shares each on 1/27/11, 1/27/12, and 1/27/13.

(12) Vesting dates of unrestricted stock - 1,041 shares on 1/30/11; 2,375 shares each on 1/28/11 and 1/28/12; 1,514 shares each on 1/27/11 and 1/27/12; 1,515 shares on 1/27/13.  Includes Performance - based units earned as stock grants at 200% based on corporate performance at extraordinary for 2010: 4,038 shares each on 1/27/11, 1/27/12, and 1/27/13.

(13) Vesting dates of unrestricted stock - 612 shares on 1/30/11; 1,500 shares each on 1/28/11 and 1/28/12; 984 shares each on 1/27/11 and 1/27/12; 985 shares on 1/27/13; 1,125 shares on 1/30/11.  Includes Performance - based units earned as stock grants at 200% based on corporate performance at extraordinary for 2010: 2,624 shares each on 1/27/11 and 1/27/12, and 2,626 shares on 1/27/13.

(14) Vesting dates of unrestricted stock - 735 shares on 1/30/11; 1,250 shares each on 1/28/11 and 1/28/12; 757 shares each on 1/27/11, 1/27/12 and 1/27/13; 1,190 shares on 1/30/11.  Includes Performance - based units earned as stock grants at 200% based on corporate performance at extraordinary for 2010: 2,018 shares each on 1/27/11 and 1/27/12, and 2,020 shares on 1/27/13.

(15) Market value of stock not vested based on the closing stock price at year end.

Option Exercises and Stock Vested. The following table contains information concerning option exercises and stock awards for the NEOs in 2010.

OPTION EXERCISES AND STOCK VESTED FOR 2010

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)

Stanley M. Kuriyama	28,000	221,270	13,439	440,144

Christopher J. Benjamin	-	-	9,254	303,722

Matthew J. Cox	-	-	4,528	146,816

Norbert M. Buelsing	6,377	70,147	5,239	172,076

Nelson N. S. Chun	-	-	6,043	198,979

The value realized in column (e) was calculated based on the market value of A&B common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.

Pension Benefits. The following table contains information concerning pension benefits for the NEOs at the end of 2010.

PENSION BENEFITS FOR 2010

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Stanley M. Kuriyama	A&B Retirement Plan for Salaried Employees	19.0	688,344	0
	A&B Excess Benefits Plan	19.0	2,383,398	0
Christopher J. Benjamin	A&B Retirement Plan for Salaried Employees	9.4	194,304	0
	A&B Excess Benefits Plan	9.4	578,721	0
Matthew J. Cox	Retirement Plan for Employees of Matson	9.6	223,801	0
	A&B Excess Benefits Plan	9.6	556,528	0
Norbert M. Buelsing	A&B Retirement Plan for Salaried Employees	20.3	847,081	0
	A&B Excess Benefits Plan	20.3	1,090,333	0
Nelson N. S. Chun	A&B Retirement Plan for Salaried Employees	7.2	273,836	0
	A&B Excess Benefits Plan	7.2	396,239	0

Actuarial assumptions used to determine the present values of the retirement benefits include:  Discount rates for qualified and non-qualified retirement plans of 5.75 percent and 4.50 percent, respectively. 2011 Applicable Mortality Table and PPA 3-segment lump sum interest rates (with applicable transition weightings and 39 percent marginal tax rate adjustment) of 1.31 percent (for first 5 years), 2.78 percent (next 15 years) and 3.40 percent (years in excess of 20) for participants age 62 and over in 2011, used for the A&B Excess Benefits Plan. Different applicable transition weightings (based on year of attainment of age 62) applied to 3-segment interest rates for other participants. Age 62 (or current age, if greater) is the assumed retirement age. Qualified benefits are assumed to be paid on a life annuity basis. The A&B Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis.

A&B Retirement Plan for Salaried Employees:  The A&B Retirement Plan provides retirement benefits to the Company’s salaried employees who are not subject to collective bargaining agreements. Retirement benefits are based on participants’ average monthly compensation in the five highest consecutive years of their final 10 years of service. Compensation includes base salary, overtime pay and one-year bonuses. The amounts are based on an ordinary straight life annuity payable at normal retirement age. An employee vests after five years of service with the Company. The normal retirement age is 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early over a longer period of time. A substantially similar plan, the Retirement Plan for Employees of Matson, provides retirement benefits to the employees of Matson. Both plans have been amended to apply a “cash balance” formula to salaried non-bargaining unit employees joining the Company after December 31, 2007.  Messrs.  Kuriyama, Buelsing and Chun are eligible for early retirement.

A&B Excess Benefits Plan:  The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide Company benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans’ formulas except for the contribution, compensation and benefits limits imposed by tax law. Under the A&B Profit Sharing Retirement Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service. Executives may elect to convert cash payments in their accounts to common stock-equivalent units. Benefits based on the Qualified Retirement Plan are also payable after the executive’s separation from service. Payment will be made six months following separation from service to the extent required by the Internal Revenue Code.  Executives joining the Company after December 31, 2007 do not qualify to participate in the A&B Excess Benefits Plan.

Non-Qualified Deferred Compensation. The following table contains information concerning non-qualified deferred compensation for the NEOs in 2010.

2010 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Stanley M. Kuriyama	0	0	7,150 (2)	0	42,475
Christopher J. Benjamin	0	0	132	0	7,706
Matthew J. Cox	0	0	2,795 (2)	0	16,603
Norbert M. Buelsing	0	0	90,703(2)	0	598,040
Nelson N. S. Chun	0	0	780 (2)	0	4,633

(1)	Contributions reflect amounts paid in 2010 based on 2009 deferrals. These amounts are reported in the Summary Compensation Table as 2009 compensation.
(2)	Includes the change in value of common stock equivalent units.

Executives that formerly received awards under the Three-Year Performance Improvement Incentive Plan (“Three-Year PIIP”) were able to defer up to 100 percent of their PIIP or Three-Year PIIP award payouts to a future date in the form of cash and/or stock equivalent units. Any cash amounts that were deferred are credited with annually compounded interest equal to the New York Reserve Bank discount rate effective as of January 15 of each year within the deferral period plus 1 percent. Stock equivalent units are credited with dividends and are reinvested to purchase additional common stock equivalents valued at fair market value until such time as the deferral account is paid. Cash payments under the plan are made in a single lump sum or in installments at the election of the participant over a designated period. No awards were made under the Three-Year PIIP since 2008, and the Compensation Committee does not plan to grant any cash awards under the Three-Year PIIP in the near-term.

Other Potential Post-Employment Payments.

Change in Control Agreements:  As described in the CD&A section of this Proxy Statement, A&B has Change in Control Agreements with each of the NEOs in order to encourage their continued employment with A&B by providing them with greater security in the event of termination of their employment following a change in control of A&B. The Company has adopted a participation policy that extends Agreements to only senior level executives whose employment would be most likely at risk upon a Change in Control. Each Change in Control Agreement has an initial one-year term and is automatically extended at the end of each term for a successive one-year period, unless terminated by A&B. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by A&B without “cause” or by the executive for “good reason” following a “Change in Control Event” of A&B, as defined by Internal Revenue Code Section 409A. Upon termination of employment, the executive will be entitled to receive a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, plus certain awards and amounts under various A&B incentive and deferred compensation plans, and an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, A&B will maintain all (or provide similar) employee benefit plans for the executive’s continued benefit for a period of two years after termination. A&B will also reimburse executives for individual outplacement counseling services. These are “double trigger” agreements where no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs.  Formerly, under certain limited circumstances, the Agreements provided for a conditional tax gross-up payment to offset any excise taxes that may become payable under Sections 280G and 4999 of the tax code, if the executive’s employment is terminated without cause or for good reason following a change in control of A&B.  In February 2010, all executives with Change in Control agreements agreed to modify their agreements to eliminate tax gross-ups.

If there is a potential change in control of the Company, the executive agrees to remain in the employ of the Company until the earliest of (1) a date six months after the occurrence of the potential change in control, (2) the termination of the executive’s employment by reason of disability or retirement, or (3) the occurrence of a change in control of the Company. A “potential change in control of the Company” is deemed to occur if the Company enters into a change in control agreement, any person publicly announces an intention to take actions leading to the change in control of the Company, any person becomes the beneficial owner of 20 percent or more of the voting power of the Company, or the Board adopts a resolution that a potential change in control has occurred.

Executive Severance Plan:  The Company also has an Executive Severance Plan (“Severance Plan”) that covers certain designated executives, including the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Board of Directors. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, and designated benefits. If the executive executes an acceptable release agreement, the executive shall receive additional benefits, including an additional six months of base salary and designated benefits, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels that would have been payable to the executive had he or she remained employed until the end of the applicable performance period. Payments under the Severance Plan begin six months after termination for executive officers.

Voluntary Resignation: If the executive voluntarily resigns from the Company, no amounts are payable under the PIIP. The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have up to three to six months after termination to exercise stock options to the degree vested at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the Deferred Compensation Plan, Individual Deferred Compensation Plan and the Profit Sharing Retirement Plan. If applicable, the executive would forfeit any bonus under the Restricted Stock Bonus Plan and the original deferred shares may be repurchased by the Company at the lower of the then fair market value of the shares or the amount of the award applied to the acquisition of the restricted shares.  The Restricted Stock Bonus Plan previously allowed executives receiving awards under the PIIP to receive up to 50 percent of the award in restricted stock, with the possibility of receiving a matching grant of up to 50 percent of additional shares of restricted stock or stock-equivalent units.  In general, all shares paid in restricted stock and any related matching shares granted under the plan did not fully vest until the end of a three-year vesting period.  This plan is no longer in effect.

Other benefits, as described in the CD&A section of this Proxy Statement, may include participation in the A&B Retirement Plan and  the A&B Excess Benefits Plan.

The following tables show the potential value to each executive under various termination-related scenarios.

Executive Termination Scenarios – Stanley M. Kuriyama

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)

Cash Severance	2,890,500		1,168,500
Retirement Benefits (5)	1,621,002		206,675		206,675		206,675		Not yet	259,294				206,675
	73,508	(6)	73,508	(6)	73,508	(6)	73,508	(6)	eligible	-180,477	(6)(7)			73,508	(6)
Health & Welfare Benefits	35,102		14,257
Outplacement Counseling	10,000		10,000
Long-Term Incentives (8)	2,993,481									2,893,884		1,674,967	(9)	1,674,967	(9)
Total (lump sum)	7,550,085		1,399,432		206,675		206,675			3,153,178		1,674,967		1,881,642
Total (annuity)	73,508		73,508		73,508		73,508			-180,477				73,508

Executive Termination Scenarios – Christopher J. Benjamin

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)
Cash Severance	1,596,000		672,000
Retirement Benefits (5)	477,561		-77,719	(7)	-77,719	(7)	-77,719	(7)	Not yet	-67,541	(7)			Not yet
	-41,059	(6)(7)	-41,059	(6)(7)	-41,059	(6)(7)	-41,059	(6)(7)	eligible	-127,341	(6)(7)			eligible
Health & Welfare Benefits	25,952		11,969
Outplacement Counseling	10,000		10,000
Long-Term Incentives (8)	1,224,819									1,191,620		661,053	(9)
Total (lump sum)	3,334,332		616,250		-77,719		-77,719			1,124,079		661,053
Total (annuity)	-41,059		-41,059		-41,059		-41,059			-127,341

 Executive Termination Scenarios – Matthew J. Cox

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)
Cash Severance	1,596,000		672,000
Retirement Benefits (5)	617,601		-84,246	(7)	-84,246	(7)	-84,246	(7)	Not yet	-74,641	(7)			Not yet
	-47,292	(6)(7)	-47,292	(6)(7)	-47,292	(6)(7)	-47,292	(6)(7)	eligible	-142,207	(6)(7)			eligible
Health & Welfare Benefits	38,962		18,201
Outplacement Counseling	10,000		10,000
Long-Term Incentives (8)	1,207,686									1,174,487		643,920	(9)
Total (lump sum)	3,470,249		615,955		-84,246		-84,246			1,099,846		643,920
Total (annuity)	-47,292		-47,292		-47,292		-47,292			-142,207

Executive Termination Scenarios – Norbert M. Buelsing

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)
Cash Severance	1,081,500		463,500
Retirement Benefits (5)	189,274		105,896		105,896		105,896		Not yet	130,198				105,896
	83,187	(6)	83,187	(6)	83,187	(6)	83,187	(6)	eligible	-317,002	(6)(7)			83,187 (6)
Health & Welfare Benefits	32,317		13,342
Outplacement Counseling	10,000		10,000
Long-Term Incentives (8)	772,703									751,123		412,458	(9)	412,458
Total (lump sum)	2,085,794		592,738		105,896		105,896			881,321		412,458		518,354
Total (annuity)	83,187		83,187		83,187		83,187			-317,002				83,187

Executive Termination Scenarios – Nelson N. S. Chun

Components	Change in Control w/Termination ($)		Termination w/o cause ($)(1)		Termination w/cause ($)		Voluntary Resignation ($)		Retirement ($)(2)	Death ($)		Disability ($)(3)		Early Retirement ($)(4)
Cash Severance	959,239		415,193
Retirement Benefits (5)	271,275		37,768		37,768		37,768		Not yet	46,585				37,768
	29,714	(6)	29,714	(6)	29,714	(6)	29,714	(6)	eligible	-83,368	(6)(7)			29,714 (6)
Health & Welfare Benefits	31,040		13,023
Outplacement Counseling	10,000		10,000
Long-Term Incentives (8)	626,276									609,679		335,511	(9)	335,511
Total (lump sum)	1,897,830		475,984		37,768		37,768			656,264		335,511		373,279
Total (annuity)	29,714		29,714		29,714		29,714			-83,368				29,714

(1)	Assumes execution of an acceptable release agreement as provided by the Executive Severance Plan.

(2)	An executive may retire at age 62 with unreduced retirement benefits under qualified retirement plans.

(3)
If an NEO is disabled, he will continue to accrue pension benefits as long as he is continuously receiving disability benefits under A&B’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service and credited benefit service will cease. Upon the later of attainment of age 65 or the date at which he is no longer eligible for disability benefits, the NEO will be entitled to receive a retirement benefit based on (a) his years of credited benefit service including the period while he had been receiving disability benefits and (b) his compensation determined as if he continued to receive his rate of pay in effect just prior to his becoming disabled for the period he was receiving disability benefits.

(4)	Employees may elect “Early Retirement” upon attaining 55 years of age, with five years of service or more.

(5)	Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table, which uses a different set of assumptions as described in the related narrative.

(6)	Present value of amount paid as an annuity.

(7)
The Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table. Under certain termination scenarios, benefits reflected in the Pension Benefits Table under the various retirement plans are forfeited, resulting in a negative value.

(8)	Includes the gain on accelerated stock options and the value of accelerated restricted stock.

(9)	An NEO receives continued three-year vesting of stock options; see Outstanding Equity Awards at Fiscal Year-End table in this Proxy Statement for vested and unvested equity awards.

All amounts shown are lump-sum payments, unless otherwise noted.  Assumptions used in the tables above include: Discount rates for qualified and non-qualified retirement plans of 5.75 percent and 4.5 percent, respectively; PPA 3-segment lump sum interest rates (with applicable transition weightings and 39 percent marginal tax rate adjustment) of 1.31 percent (for first 5 years), 2.78 percent (next 15 years) and 3.40 percent (years in excess of 20) used for A&B Excess Benefits Plan;  PPA 3-segment lump sum interest rates (with applicable transition weightings and 39 percent marginal tax rate adjustment) of 2.02 percent (for first 5 years), 3.08 percent (next 15 years) and 3.25 percent (years in excess of 20) used for change in control lump sums under A&B Excess Benefits Plan; certain mortality assumptions; and a stock price of $40.03. Qualified benefits are assumed to be paid on a life annuity basis. A&B Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Mr. King (Chairman), Dr. Chun, Ms. Shaw and Mr. Watanabe.

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to the Securities Exchange Act of 1934, shareholders are being asked to vote on the frequency they prefer for future advisory votes on executive compensation.  Shareholders may choose from the following four options:  whether they want an advisory vote on executive compensation every one, two or three years, or to abstain from voting on the matter.

Our Board of Directors has determined that an annual advisory vote on executive compensation will allow our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year.  The Board believes that an annual vote is consistent with the Company’s efforts to engage in an ongoing dialogue with shareholders on executive compensation and corporate governance matters.

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning the frequency of advisory votes on our executive compensation.

       The Board of Directors recommends that shareholders vote for an annual vote as the preferred frequency for advisory votes on executive compensation.  Please note that your vote as a shareholder on this item is not a vote to approve or disapprove the Board’s recommendation.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Securities Exchange Act of 1934, shareholders also are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.

A&B’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains outstanding executives, and rewards outstanding performance.  The CD&A section of this Proxy Statement, beginning on page 13, discusses our policies and procedures that implement our compensation philosophy.  Highlights of our compensation program include the following:

•
Executive compensation is closely aligned with performance.  In 2010, between 58 and 78 percent of the NEOs’ target total direct compensation was variable and performance-based, with 78 percent of the CEO’s target total direct compensation variable and performance-based.  The ratio of variable compensation is consistent with market practices.

•
At the request of Mr. Kuriyama, A&B’s CEO, the Compensation Committee granted him incentive awards for both 2010 and 2011 at levels significantly below those to which he was entitled under the Company’s compensation program.

•
The Company remains committed to responsible pay practices and, in 2010 and 2011, it continued to make improvements, including the institution of a clawback policy, removal of all tax gross-up provisions, and a policy prohibiting hedging and other speculative transactions.

•
The Company is focused on continuous improvement in executive compensation practices and policies to ensure alignment between pay and performance, as well as representation of best practices.  This includes, but is not limited to, such practices as adopting a 50th percentile target compensation philosophy, using multiple performance metrics, double triggers on equity grants in the event of a change in control, reasonable change-in-control agreements, no employment agreements, no guaranteed bonuses, no executive perquisites (other than parking), and protocols for an annual pay risk assessment.  In 2010, the average total direct compensation for NEOs was below the 50 percentile targeted.

•	2010 was the first year in which merit increases were provided to NEOs since 2007. Merit increases for NEOs had been frozen for the previous two years due to challenging economic circumstances.

•
The executive compensation program reflected the Company’s strong performance in 2010.  Net income more than doubled, and revenue growth increased by $300 million, from $1.4 million in 2009 to $1.7 billion in 2010.

The following resolution is being submitted for a shareholder advisory vote at the 2011 Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning our executive compensation program.

The Board of Directors recommends that shareholders vote FOR the approval of the resolution relating to executive compensation.

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of A&B, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, A&B’s independent registered public accounting firm, the results of the year-end audit of A&B, including the auditors’ report and audited financial statements. In this context, the Audit Committee has reviewed and discussed A&B’s audited financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 114 and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements.

The Audit Committee has received the written communication regarding independence from Deloitte & Touche LLP required under the rules of the Public Company Accounting Oversight Board, and has discussed with Deloitte & Touche LLP its independence from A&B. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to A&B is compatible with maintaining the independence of Deloitte & Touche LLP from A&B in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chairman of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to assure that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that A&B’s audited consolidated financial statements be included in A&B’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC. The Audit Committee also has appointed, subject to shareholder ratification, Deloitte & Touche LLP as A&B’s independent registered public accounting firm.

The foregoing report is submitted by Mr. Pasquale (Chairman), Messrs. Baird and Dods, and Ms. Lau.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm of A&B for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment. Deloitte & Touche LLP and its predecessors have served A&B as such since 1957.  Although ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of corporate governance.  If shareholders do not ratify the appointment of Deloitte & Touche LLP, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm.  Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

For the years ended December 31, 2010 and 2009, professional services were performed by Deloitte & Touche LLP (including consolidated affiliates) as follows:

Audit Fees. The aggregate fees billed for the audit of the Company’s annual financial statements, including Sarbanes-Oxley Section 404 attestation-related work, for the fiscal years ended December 31, 2010 and 2009 and for the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q were approximately $1,501,000 and $1,556,000, respectively.

Audit-Related Fees. The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2010 and 2009 were approximately $114,000 and $112,000, respectively, and were related to audits of the Company’s employee benefit plans.

Tax Fees. There were no fees billed for tax services for the fiscal years ended December 31, 2010 and 2009.

All Other Fees. There were no fees billed for services not included above for the fiscal years ended December 31, 2010 and 2009.

OTHER BUSINESS

The Board of Directors of A&B knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS FOR 2012

Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Annual Meeting of A&B in the year 2012 must be received at the headquarters of A&B on or before November 11, 2011 in order to be considered for inclusion in the year 2012 Proxy Statement and proxy. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the headquarters of A&B not later than December 28, 2011. A&B’s Bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than December 28, 2011 and not earlier than November 28, 2011.

By Order of the Board of Directors

/s/ Alyson J. Nakamura

ALYSON J. NAKAMURA
Corporate Secretary

March 10, 2011

APPENDIX A

Towers Watson 2010/2011 Top Management Compensation Survey:  3M Company, 84 Lumber Company, A.O. Smith Corporation, AAA, AAR Corporation, Aaron’s, Inc., Abbott Laboratories, Abercrombie & Fitch, ABM Industries, Inc., Accident Fund Insurance Company of America, Accor North America, Acme Industries, The Actors Fund of America, Acuity, Acuity Brands, Inc., ACUMED LLC, Administaff, Inc., Adobe Systems, Inc., ADTRAN Incorporated, Advance Auto Parts, Inc., Advanced Micro Devices, AECOM Technology Corporation, Aegon USA, Aeronix, Inc., Aeropostale, Inc., AES Corporation, Aetna, Inc., Affinia Group Intermediate Holdings, Inc., AFLAC Incorporated, AFP, Inc., AGCO Corporation, Agilent Technologies, Inc., Agilysys, Inc., AGL Resources, Inc., AgriBank, FCB, Air Products & Chemicals, Inc., AirTran Holdings, Inc., Aker Solutions, AKSteel Holding Corporation, Alaska Air Group, Inc., Albemarle Corporation, Alcoa, Inc., Alfa Laval, Inc., Allegheny County Sanitary Authority, Allegheny Energy, Inc., Allegheny Technologies, Inc., Allegiance Health, Allergan, Inc., Allete, Inc., Alliance Data Systems Corporation, Alliance Defense Fund, Alliance Residential LLC, Alliant Energy Corporation, Allstate Corporation, Ally Financial, Inc., Alpha Natural Resources, Inc., ALSAC St. Jude, Amazon.com, Inc., Ambac Financial Group, Ambius, Ameren Corporation, American Cancer Society, Inc., American Commercial Lines, Inc., American Dehydrated Foods, Inc., American Eagle Outfitters, Inc., American Electric Power Company, American Express Company, American Family Insurance, American Greetings Corporation, American International Group, Inc., American National Insurance, American Tire Distributors Holdings, Inc., American Tower Corporation, American University, American Water, AMERIGROUP Corporation, AmeriPride Services, Inc., Ameriprise Financial, Inc., AmerisourceBergen Corporation, Ameristar Casinos, Ames True Temper, AMETEK, Inc., AMETEK, Inc./Advanced Measurement Technologies, Amgen, Inc., Amica Mutual Insurance Company, Amkor Technology, Inc., Amphenol Corporation, AMR Corporation, Anadarko Petroleum Corporation, Analog Devices, Anchor Bank NA, Andersen Corporation, Andersons, Inc., Anixter International, Inc., Annaly Capital Management, AnnTaylor Stores Corporation, AOC LLC, AON Corporation, Apache Corporation, Apollo Group, Apple, Inc., Applied Materials, Inc., AptarGroup, Inc., ARAMARK Corporation, Arch Coal, Inc., Archstone, Armed Forces Insurance, Armstrong World Industries, Arrow Electronics, Inc., ArvinMeritor, Inc., Asahi Kasei Plastics NA, Inc., Asbury Automotive Group, Inc., Ascent Media Group, ASCO - Valve, Ash Grove Cement Company, Ashland, Inc., Asset Marketing Service, Inc., Assurant, Inc., Asurion Corporation, AT&T, Inc., Atlas Energy, Inc., Atmos Energy Corporation, Aurora Healthcare, The Auto Club Group, Autodesk, Inc., Autoliv, Inc., Automobile Club of Southern California, AutoNation, Inc., AutoZone, Inc., Avery Dennison Corporation, Avis Budget Group, Avista Corporation, Avon Products, Inc., Axsys, B Braun Medical, Inc., B/E Aerospace, Inc., Babson College, Baker Hughes, Inc., Baldor Electric Company, Ball Corporation, Bank of America Corporation, Bank of New York Mellon Corporation, Baptist Health, Barilla America, Inc., Barloworld Handling, Basler Electric Company, Baxter International, Inc., Baylor College of Medicine, Baylor Health Care System, BB&T Corporation, Beacon Roofing Supply, Inc., Bechtel Systems & Infrastructure, Inc., Beckman Coulter, Inc., Becton Dickinson & Company, Belk, Inc., Bemis Company, Inc., Bemis Manufacturing Company, Benchmark Electronics, Inc., The Bergquist Company, Berkshire Hathaway, Berry Plastics Corporation, Berwick Offray LLC, Best Buy Company, Inc., Big Lots, Inc., Bimbo Bakeries USA, Biodynamic Research Corporation, Biogen Idec, Inc., Biomet, Bio-Rad Laboratories, Inc., BJ Services Company, BJ’s Wholesale Club, Inc., Black Hills Corporation, Blackrock, Inc., Blackstone Group LP, Blockbuster, Inc., Blue Cross Northeastern Pennsylvania, Blue Cross of Idaho Health Service, Inc., BlueCross BlueShield of Arizona, BlueCross BlueShield of Delaware, BlueCross BlueShield of Louisiana, BlueCross BlueShield of Nebraska, BlueCross BlueShield of South Carolina, BlueCross BlueShield of Tennessee, Bluelinx Holdings, Inc., BMW Manufacturing Corporation, Board of Governors of the Federal Reserve System, The Body Shop, Boeing Company, Boise Cascade Holdings LLC, Boise, Inc., Bon-Ton Stores, Inc., Borders Group, Inc., Borg Warner, Bosch Packaging Services, Bosch Rexroth Corporation, Boston Scientific Corporation, Boy Scouts of America, Boyd Gaming Corporate, Bradley Corporation, Brady Corporation, Bridgepoint Education, Briggs & Stratton Corporation, Brightpoint, Inc., Brinks Company, Bristol-Myers Squibb Company, Broadcom Corporation, Broadlane, Inc., Broadridge Financial Solutions, Brocade Communications Systems, Brookdale Senior Living, Brown Shoe Company, Inc., Brownells, Inc., Brown-Forman Corporation, Brunswick Corporation, Bryant University, BSSI, Bucyrus International, Inc., Buffets, Inc., Burger King Holdings, Inc., C H Robinson Worldwide, Inc., C.R. Bard, Inc., Cabelas, Inc., Cablevision Systems Corporation, Cabot Corporation, Caci International, Inc., Caelum Research Corporation, California Casualty Management Company, California Dental Association, Calpine Corporation, Calumet Specialty Products Partners LP, Cameron International Corporation, Campbell Soup Company, Career Education Corporation, Carhartt, Inc., CaridianBCT, Inc., Carlisle Cos, Inc., Carlson Companies, Inc., CarMax, Carpenter Technology Corporation, Carter, Carter’s, Inc., Catalyst Health Solutions, Caterpillar, Inc., CB Richard Ellis, CBS Corporation, CC Media Holdings, Inc., CDM, CEC Entertainment, Inc., CEI, Celanese Corporation, Celgard, Inc., Celgene Corporation, CEMEX, Inc., Centene Corporation, CenterPoint Energy, Inc., Central Garden & Pet Company, CenturyLINK, Cenveo, Inc., Cephalon, Inc., Cerner Corporation, CEVA Logistics, CEVA Logistics US, Inc., CFA Institute, CFIndustries Holdings, Inc., CH2M Hill Companies, Ltd., The Chamberlain Group, Inc., Charles Schwab Corporation, Charlotte Mecklenburg Schools, Charming Shoppes, Inc., Charter Communications, Inc., Cheesecake Factory, Inc., Chemtreat, Inc., Chemtura Corporation, Chesapeake Energy Corporation, Chevron Corporation, Chicago Transit, Chickasaw Nation, Chico’s FAS, Inc., Children’s Healthcare Atlanta, Chiquita Brands International, Inc., Choice Hotels International, CHS, Inc., Chubb Corporation, Chumash Employee Resource Center, Church & Dwight, Inc., Church of Jesus Christ of Latter-Day Saints, CIGNA Corporation, Cincinnati Financial Corporation, Cinemark Holdings, Inc., Cirque Du Soleil, Inc., CIT Group, Inc., CitationAir, Citigroup, Inc., Citrix Systems, Inc., City and County of Denver/Career Service Authority, City of Charlotte, City of Dallas, City of Garland, City of Houston, City of Philadelphia, Clarian Health, Clearwater Paper Corporation, Cleco Corporation, Cliffs Natural Resources, Inc., Clorox Company, ClubCorp, Inc., CMEGroup, Inc., CMS Energy Corporation, CNA, CNL Financial Group, CNO Financial Group, Inc., Coca Cola Company, Coca Cola Enterprises, Inc., Cognizant Tech Solutions, Colgate Palmolive Company, Collective Brands, Inc., The Colman Group, Inc., Colorado Springs Utilities, Colsa Corporation, Columbia Sportswear Company, Comcast Corporation, Comerica, Inc., Commercial Metals, CommScope, Inc., Community Coffee Company LLC, Community Health Systems, Inc., The Community Preservation Corporation, Computer Task Group, ConnectiCare Capital LLC, Conocophillips, Consol Energy, Inc., Consolidated Edison, Inc., Constellation Energy, Continental Airlines, Inc., Continental Data Graphics, Convergys Corporation, Con-Way, Cook Communications Ministries, Cooper Tire & Rubber Company, Cooper-Standard Holdings, Inc., CooperVision, Inc., Core Mark Holding Company, Inc., Corinthian Colleges, Corn Products International, Inc., Cornell University, Corning, Inc., Correctional Medical Services, Corrections Corporation of America, Costco Wholesale Corporation, Country Insurance & Financial, County of Spotsylvania, Covance, Inc., Covanta Holding Corporation, Coventry Health Care, Inc., CPS Energy, Cracker Barrel Old Country Store, Inc., Crane Company, Crosstex Energy, Inc., Crown Castle International Corporation, CSX Corporation, CTS Corporation, Cultural Institute Retirement System, Cummins, Inc., CUNA Mutual Group, Curtiss Wright Corporation, CVREnergy, Inc., CVS Caremark, Cytec Industries, Inc., D R Horton, Inc., Daimler Financial Services, Dallas County, Dal-Tile, Inc., Dana Holding Corporation, Danaher Corporation, Data Center, Inc., DaVita, Inc., Dean Foods Company, The Decurion Corporation, Deere & Company, Dekalb Regional Healthcare Systems, Delta Air Lines, Inc., Delta Dental Plan of Michigan, Deluxe Corporation, Denny’s, Inc., Denso International America, DENTSPLY International, Inc., DePaul University, Devon Energy Corporation, Dex One Corporation, DFW International Airport, Dick’s Sporting Goods, Inc., Dickstein Shapiro LLP, Diebold, Inc., Dillards, Inc., DIRECTV, Discover Financial Services, Inc., Discovery Communications, Inc., DISH Network, Diversey, Inc., Doherty Employer Services, Dole Food Company, Inc., Dollar General Corporation, Dollar Thrifty Automotive Group, Dominion Resources, Inc., Donaldson Company, Inc., Dover Corporation, Dow Chemical, DPL, Inc., Dr. Pepper Snapple Group, Inc., Dresser-Rand Group, Inc., DST Systems, Inc., DTE Energy, Duane Reade Holdings, Inc., Duke Energy Corporation, Duke Realty Corporation, Duke University & Health System, Dun & Bradstreet Corporation, DuPont, Dupont Fabros Technology, Dyn McDermott, Dynegy, Inc., E Trade Financial Corporation, Early Warning Services, Eastman Chemical Company, Eastman Kodak Company, Eaton Corporation, eBay, Inc., Echostar Corporation, Ecolab, Inc., Edison Mission Energy, Edward Jones & Company, Edwards Lifesciences, Einstein Noah Restaurant Group, El Paso Corporation, Electrolux Homecare of North America, Eli Lilly & Company, Elizabeth Arden, Inc., EMC Corporation, EMCOR Group, Inc., Emerson Climate Technologies, Inc., Emerson Electric, Enbridge Energy Partners LP, Energizer Holdings, Inc., Energy Enterprise Solutions LLC, Energy Future Holdings, Energy Transfer Equity LP, EnergySolutions, Inc., Enpro Industries (Fairbanks Morse Engine), Entergy Corporation, Enterprise GP Holdings LP, EOG Resources, Inc., EON US LLC, Equifax, Inc., Equity Residential, Erickson Retirement Communities, Erie Insurance Group, ESCO Corporation, ESCO Technologies, Esterline Technologies Corporation, Etnyre International, Ltd., Evraz, Inc., Exel, Inc., Exelon Corporation, Exempla Health Care, Inc., Exide Technologies, Expedia, Inc., Express Scripts, Inc., Exterran Holdings, Inc., Extra Space Storage, Exxon Mobil Corporation, FAIR Plan Insurance Placement Facility of Pennsylvania, Fairfield Manufacturing, Family Dollar Stores, Fannie Mae, Farmland Foods, Inc., Fastenal Company, Federal Reserve Bank of Boston, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Federal Reserve Bank of Dallas, Federal Reserve Bank of Kansas City, Federal Reserve Bank of Minneapolis, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of San Francisco, Federal Reserve Bank of St. Louis, FedEx Express, FedEx Ground, FedEx Office, Fender Musical Instruments, Ferguson Enterprises, Fermi National Accelerator Laboratory, FerrellGas, Inc., Ferro Corporation, Fiberweb, Fidelity National Financial, Fidelity National Information Services, Fifth Third Bancorp, The First American Corporation, First Bank, First Citizens Bank, First Horizon National Corporation, First Solar, Inc., FirstEnergy Corporation, Fiserv, Inc., Fleetwood Group, Flexcon Company, Inc., Flexible Steel Lacing Company, Florida Power & Light Company, Flowers Foods, Inc., Flowserve Corporation, Fluor Corporation, FMC Corporation, FMC Technologies, Inc., Follett Corporation, Foot Locker, Inc., Ford Motor Company, Fortune Brands, Fossil, Inc., Foster Poultry Farms, Foundation for California Community Colleges, Franklin Resources, Inc., Franklin W. Olin College of Engineering, Freeman Dallas Corporate Office, Freeport-McMoRan Copper & Gold, Inc., Fremont Group, Friendly Ice Cream Corporation, Froedtert & Community Health, Frontier Communications Corporation, Frontier Oil Corporation, Funeral Directors Life Insurance Company, G&K Services, Gallagher Arthur J & Company , Gannett Company , Gap, Inc., Gardner Denver, Inc., Gas Technology Institute, Gaylord Entertainment, General Cable Corporation, General Dynamics Corporation, General Dynamics Information Technology, General Electric Company, General Nutrition, Inc., Genesis Energy, Gentiva Health Services, Genuine Parts Company, Genworth Financial, Inc., Genzyme Corporation, Georg Fischer Signet LLC, Georgia Gulf Corporation, Georgia Institute of Technology, Gerdau Ameristeel, Gilbarco, Inc., Gilead Sciences, Inc., Glatfelter Company, The Gleason Works, Global Partners LP, GOJO Industries, Inc., Gold Eagle Company, Goldman Sachs Group, Inc., Goodman Manufacturing, Goodrich Corporation, Goodyear Tire & Rubber Company, Google, Inc., Graco, Inc., Graham Packaging Company, Inc., Grande Cheese Company, Grange Mutual Insurance Company, Granite Construction, Inc., Graphic Packaging Holding Company, Graybar Electric Company, Inc., Great American Insurance/Great American Financial, Great Plains Energy, Inc., Greenheck Fan Corporation, Greif, Inc., Greyhound Lines, Inc., Grinnell Mutual Reinsurance Company, Group 1 Automotive, Inc., Grow Financial Federal Credit Union, Growmark, Inc., GTECH Corporation, GuideStone Financial Resources, Habitat for Humanity International, Halliburton Company, Hancock Holdings Company, Hanesbrands, Inc., Hannaford Bros. Company, Hanover Insurance Group, Inc., Hapag-Lloyd (America), Inc., Harley Davidson Motor Company, Harman International Industries, Harrahs Entertainment, Inc., Harris County Hospital District, Harsco Corporation, Hartford Financial Services, Harvard Vanguard Medical Associates, Harvey Industries, Hasbro, Inc., Hastings Mutual Insurance Company, Hawaiian Electric Industries, Inc., Haynes & Boone LLP, Hayward Industries, Inc., Hazelden Foundation, HCA, Inc., HCC Insurance Holdings, Inc., HD Supply, Inc., HDR, Inc., Health Care Service Corporation, Health Management Association, Health Net, Health Partners, Health Plus of Michigan, HealthNow New York, HealthSouth Corporation, HealthSpring, Inc., Heartland Food Corporation, Heartland Payment Systems, Inc., Heat Transfer Research, Inc., Helmerich & Payne, Inc., Hendrick Medical Center, Hendrickson International, Henry Ford Health System, Hercules Offshore, Herman Miller, Inc., Hershey Company, Hertz Global Holdings, Inc., Hess Corporation, Hewitt Associates, Inc., Hewlett-Packard Company, Hexion Specialty Chemicals, Inc., High Industries, Inc., Highmark, Inc., Hill Phoenix, Hilti, Inc., Hitachi America, Ltd., HNI Corporation, HNTB Corporation, Holden Industries, Inc., Holly Corporation, Hologic, Inc., Home Depot, Inc., Home Shopping Network, Honeywell International, Inc., Horizon Blue Cross Blue Shield, Hormel Foods Corporation, Hospira, Inc., Host Hotels & Resorts, Inc., Hostess Brands, Hot Topic, Inc., Hubbell, Inc., Hudson City Bancorp, Inc., Hu-Friedy Manufacturing Company, Inc., Humana, Inc., Hunter Industries, Huntington Bancshares, Huntsman Corporation, Huron Consulting Group, Hutchinson Technology Incorporated, Hyatt Hotels Corporation, Hyundai Motor Manufacturing of Alabama, IAC/Interactivecorp, Icahn Enterprises LP, IDEX Corporation, IDEXX Laboratories, Inc., IDT Corporation, IKON Office Solutions, Illinois Tool Works, Inc., Imation Corporation, IMS Health, Inc., Indiana Farm Bureau Insurance, Inergy Holdings LP, Information Management Service, Ingersoll Rand, Ingles Markets, Inc., Ingram Industries, Inc., Ingram Micro, Inc., Insight Enterprises, Inc., In-Sink-Erator, Institute for Defense Analyses, Institute of Nuclear Power Operations, Insurance Auto Auctions, Integrys Energy Group, Inc., Intel Corporation, Interbake Foods, Inc., InterMetro Industries Corporation, International Assets Holding Company, International Business Machines Corporation, International Dairy Queen, Inc., International Flavors & Fragrances, International Game Technology, International Paper Company, Interpublic Group of Companies, Intertape Polymer Group, Intuit, Inc., Invacare Corporation, Invensys Controls, Iron Mountain Canada Corporation, The Irvine Company, Ithaca College, Itochu International, Inc., Itron, Inc., ITT Corporation, ITT Industries - AES, J J Keller & Associates, Inc., J R Simplot Company, J&J Worldwide Services, J.C. Penney Company, Jabil Circuit, Inc., Jack In The Box, Inc., Jacobs Engineering Group, Inc., Jacobs Technology, Inc., James Hardie Building Products, Jarden Corporation, JB Hunt Transport Services, Inc., Jet Blue Airways, JM Family Enterprises, Jo-Ann Stores, Inc., John Crane, Inc., John Wiley & Sons, Inc., Johns Hopkins University, Johnson & Johnson, Johnson Controls, Inc., Johnson Financial Group, Jones Apparel Group, Inc., Jones Financial Companies LLLP, Jones Lang LaSalle, Jostens, Inc., Joy Global, Inc., JP Morgan Chase & Company, Judicial Council of California, Juniper Networks, Inc., K Hovnanian Companies LLC, Kalsec, Inc., Kansas Farm Bureau, KAR Auction Services, Inc., Katun Corporation, KB Home, KBR, Inc., Keihin North America, Kellogg Company, Kelly Services, Inc., Kettering University, Kewaunee Scientific Corporation, Keycorp, Keystone Automotive Industries, Keystone Foods Corporation, KI, Inc., Kimberly-Clark Corporation, Kimley-Horn and Associates, Inc., Kinder Morgan Energy, Kindred Healthcare, Kinetic Concepts, Inc., King Pharmaceuticals, Inc., Kingston Technology, Klein Tools, Kohler Company, Kohls Corporation, Komatsu America Corporation, Kraft Foods, Inc., L.L. Bean, Inc., L-3 Communications Holdings, Inc., L-3 Communications, Global Security & Engineering Solutions, La Macchia Enterprises, Lab Volt Systems, Laboratory Corporation of America Holdings, Laclede Group, Inc., Lake Federal Bank, Lake Forest Academy, Lake Region Medical, Lance, Inc., Landstar System, Inc., Lantech.com, Las Vegas Sands Corporation, Leap Wireless International, Inc., Lear Corporation, Legal & General America, Leggett & Platt, Inc., Lender Processing Services, Lennar Corporation, Lennox International, Inc., Level 3 Communications, Inc., Levi Strauss & Company, Lexmark International, Inc., Liberty Global, Inc., Liberty Media Corporation, Lieberman Research Worldwide, Life Technologies Corporation, Lifepoint Hospitals, Inc., Limited Brands, Lincare Holdings, Inc., Lincoln Electric Holdings, Inc., Lincoln National Corporation, Lithia Motors, Inc., Littelfuse, Inc., Little Lady Foods, Live Nation Entertainment, Inc., Liz Claiborne, LKQ Corporation, Lockheed Martin Corporation, Loews Corporation, Lorillard, Inc., Los Angeles Unified School District, Louisiana Pacific, Lowe’s Companies, Inc., Lower Colorado River Authority, Lozier Corporation, LPL Investment Holdings, Inc., LSG Sky Chefs, LSI Corporation, Lubrizol Corporation, Lufthansa AirPlus Servicekarten GmbH, Luther Midelfort-Mayo Health System, Lutron Electronics, Luxottica Retail, M & F Worldwide Corporation, M & T Bank Corporation, Macy’s, Inc., Magellan Health Services, Magna Seating Systems Engineering, Malco Products, Inc., Malt-O-Meal, Manitowoc Company, MANN+HUMMEL USA, Inc., Manpower International, Inc., Manpower, Inc., ManTech International, MAPFRE USA, Corporation, Marathon Oil Corporation, Maricopa County Office of Management & Budget, Maricopa Integrated Health System, Maritz, Inc., Markel Corporation, Market Planning Solutions, Inc., Marriott International, Inc., Mars North America, Marsh & Mclennan Companies, Marshall & Ilsley Corporation, Marshfield Clinic, MARTA, Martin Marietta Materials, Inc., Mary Kay, Inc., Maryland Department of Transportation, Masco Corporation, Massey Energy Company, MasTec, Inc., Master Halco, Mattel, Inc., Maxim Integrated Products, Inc., Mayo Clinic, McAfee, Inc., McCormick & Company, Inc., McDonald’s Corporation, MCG Health, Inc., McGraw-Hill Companies, McKesson Medical-Surgical, MDU Resources Group, Inc. (WBI Holdings), MeadWestvaco Corporation, Mecklenburg County, Medco Health Solutions, Inc., Media General, Inc., Medline Industries, Men’s Wearhouse, Inc., Mercer University, Merck & Company, Mercury General Corporation, Merit Medical Systems, MeritCare Health System, Merrill Corporation, The Methodist Hospital, MetroPCS Communications, Inc., Metropolitan Life Insurance Company, Metropolitan Transit Authority, Mettler-Toledo International, Inc., MFS Investment Management, MGIC Investment Corporation, MGM Mirage, Miami Children’s Hospital, Miami Dade Community College, Michael Baker Corporation, Michael Foods, Inc., Michaels Stores, Inc., Micron Technology, Inc., Midwest Research Institute, Mike Albert Leasing, Inc., Millennium Inorganic Chemicals, Mine Safety Appliances Company, Minnesota Management & Budget, Mirant Corporation, Mission Foods, Missouri Department of Conservation, Missouri Department of Transportation, Mitsubishi International Corporation, Mitsubishi Motor Manufacturing, MMS Consultants, Inc., Mohawk Industries, Mohegan Sun Casino, Molex, Inc., Molina Health Care, Inc., Molson Coors Brewing Company, Momentive Performance Materials, Inc., Monsanto Company, Moody’s Corporation, Moog, Inc., Morgan Stanley, Motorola, Inc., MTA Long Island Bus, MTD Products, Inc., MTS Systems Corporation, Mueller Industries, Inc., Murphy Oil Corporation, Mutual of Enumclaw Insurance Company, Mutual of Omaha, Mylan, Inc., NACCO Industries, Inc., Nalco Holding Company, NASDAQ OMX Group, Inc., Nash Finch Company, National Academies, National Fuel Gas Company, National Futures Association, National Interstate Insurance Company, National Oilwell Varco, Inc., National Safety Council, National Tobacco Company, Nature’s Sunshine Products, Inc., Navistar International Corporation, Navy Exchange Service Command, NBTY, Inc., NCCI Holdings, Inc., NCR Corporation, Nebraska Public Power District, Neiman Marcus, Netflix, Inc., New Jersey Resources Corporation, New York Times Company, Newell Rubbermaid, Inc., Newmont Mining Corporation, NewPage Corporation, Nicor Gas, Nicor, Inc., The Nielsen Company, NII Holdings, Inc., NiSource Corporate Services, Nissin Foods (USA) Company, Inc., NJM Insurance Group, Noble Energy, Inc., The Nordam Group, Nordson Corporation, Nordstrom, Nordstrom, Inc., Norfolk Southern Corporation, North Carolina State Employees’ Credit Union, North Texas Tollway Authority, Northeast Utilities, Northern Trust Corporation, Northrop Grumman Corporation, Northwestern Mutual, NovaMed Corporation, NRG Energy, Inc., NRUCFC, Nstar, Nucor Corporation, NuStar Energy LP, NV Energy, Inc., NVIDIA Corporation, NVR, Inc., NYSE Euronext, O’Reilly Automotive, Inc., Occidental Petroleum Corporation, Oceaneering International, Oerlikon Balzers Coating USA, Inc., Office Depot, Inc., OfficeMax, OGE Energy Corporation, Ohio Public Employees Retirement System, Ohio State University, The Ohio State University Medical Center, Ohio University, OHL, Oil States International, Inc., Oil-Dri Corporation of America, Old Dominion Electric Cooperative, Old Republic Companies, Omnicare, Inc., Omnicom Group, Omnova Solutions, Inc., ON Semiconductor Corporation, ONEOK, Inc., The Oppenheimer Group, Orange County Government, Orbital Science Corporation, Oregon State Lottery, Oshkosh Corporation, Owens & Minor, Inc., Owens Corning, Owens-Illinois, Inc., Oxford Industries, PACCAR, Inc., Pacer International, Inc., Packaging Corporation of America, Pactiv Corporation, Pall Corporation, The Pampered Chef, Panduit Corporation, Pantry, Inc., Papa John’s International, Parsons Child & Family Center, Patterson Companies, Inc., PC Connection, Inc., Peabody Energy Corporation, Pearson Education, Penn National Gaming, Inc., Penn State Hershey Medical Center, Penske Automotive Group, Inc., Pentair, Inc., Pep Boys-Manny Moe & Jack, Pepco Holdings, Inc., Pepsi Bottling Group, Inc., PepsiCo, Inc., Perkinelmer, Inc., Petsmart, Inc., Pfizer, Inc., PG&E Corporation, Pharmavite LLC, Pharmerica Corporation, PHH Arval, PHH Corporation, PHI, Inc., Philip Morris International, Inc., Phillips - Van Heusen Corporation, Phoenix Companies, Inc., Picerne Military Housing, Piedmont Natural Gas Company, Inc., Pier 1 Imports, Pilgrim’s Pride Corporation, Pinnacle Airlines, Pinnacle Foods Finance LLC, Pinnacle West Capital Corporation, Pinnacol Assurance, Pioneer Natural Resources Company, Pitney Bowes, Inc., Plains All Ameican Pipelne LP, Plexus Corporation, PM Company, PNC Financial Services Group, Inc., PNM Resources, Inc., Polaris Industries, Inc., Polymer Technologies, Polyone Corporation, Popular, Inc., Port Authority of Allegheny County, Port of Portland, Portland General Electric Company, Poudre Valley Health Systems, PPG Industries, Inc., PPL Corporation, Praxair, Inc., Preformed Line Products Company, Premera Blue Cross, Priceline.com, Inc., Pride International, Inc., Prince William Health System, Principal Financial Group, Inc., Probuild Holdings, Inc., Progress Energy, Inc., Progressive Corporation, Project Management Institute, Property Casualty Insurers Association of America, Protective Life Corporation, Prudential Financial, Inc., Psion Teklogix, Inc., Psychiatric Solutions, Inc., Public Service Enterprise Group, Inc., Public Storage, Public Utility District #1 of Chelan County, Publix Super Markets, Inc., Puget Energy, Inc., Pultegroup, Inc., QSC Audio Products, Inc., QTI Human Resources, Qualcomm, Inc., Quality Bicycle Products, Quanta Services, Inc., Quest Diagnostics Incorporated, Questar Corporation, Quiksilver, Inc., Qwest Communications International, Inc., R L I Insurance Company, R L Polk & Company, Radio One, Radioshack Corporation, Ralcorp Holdings, Inc., The Raymond Corporation, Raymond James Financial, Raytheon Company, REA Magnet Wire Company, Inc., Realogy Corporation, Recology, Red Wing Shoe Company, Redcats USA, Regal Entertainment Group, Regal-Beloit, The Regence Group, Regency Centers Corporation, Regions Financial Corporation, Reinsurance Group of America, Reliance Steel & Aluminum Company, Remington Arms Company, Inc., Renaissance Learning, Inc., Renown Health, Rent-A-Center, Inc., Republic Services, Inc., Res-Care, Inc., Rexel, Inc., Reynolds American, Inc., Rice University, RiceTec, Inc., Rich Products Corporation, Richco, Ricoh Electronics, Inc., Rite - Hite Holding Corporation, Robert Bosch LLC, Robert Bosch Tool Corporation, Robert Half International, Inc., Roche Diagnostics, Rock-Tenn Company, Rockwell Automation, Rockwell Collins, Inc., Rockwood Holdings, Inc., Rollins, Inc., Roper Industries, Roper Industries, Inc., Ross Stores, Inc., Rowan Companies, Inc., Royal Bank of Canada, Royal Caribbean Cruise Line, RR Donnelley & Sons Company, RRI Energy, RSC Equipment Rental, RSM McGladrey, Ruddick Corporation, Ryder System, Inc., The Ryland Group, S&C Electric Company, Safety-Kleen Systems, Inc., Safeway, Inc., Safilo USA, SAGE Publications, SAIC, Inc., Saks, Inc., Sakura Finetek USA, Inc., Salk Institute, Sally Beauty Holdings, Inc., Salt River Project, Samuel Roberts Noble Foundation, San Antonio Water System, San Manuel Band of Mission Indians, Sanderson Farms, Inc., Sandisk Corporation, Sanmina-Sci Corporation, SAS Institute, Inc., Sauer-Danfoss, Inc., Savannah River Nuclear Solutions LLC, Save Mart , SCANA Corporation, Scansource, Inc., SCF Arizona, Schaumburg Township District Library, Schein Henry, Inc., Schneider Electric, Schneider National, Inc., Schnitzer Steel Industries, Schwan Food Company, Scientific Research Corporation, The Scooter Store, Scott & White Hospital, Scotts Miracle-Gro Company, Scripps Networks Interactive, Inc., Seaboard Corporation, Seacoast National Bank, Seacor Holdings, Inc., Sealed Air Corporation, Sealy, Inc., Seaman Corporation, Sears Holdings Corporation, Seco Tools, Inc., Select Medical Holdings Corporation, Selective Insurance Group, Inc., SEMCO Energy, SemGroup Corporation, Sempra Energy, Sentara Healthcare, Sentry Group, Sentry Insurance, Serco, Inc., Service Corporation International, The ServiceMaster Company, Seventh Generation, SFN Group, Inc., Shands HealthCare, Sharp Electronics Corporation, Shaw Group, Inc., Sherwin-Williams Company, Sigma Aldrich, Sigma-Aldrich Corporation, Silgan Holdings, Inc., Simmons Bedding Company, Simon Property Group, Inc., Sirius XM Radio, Inc., Sitel, SJE-Rhombus, Skywest, Inc., SLM Corporation, Smead Manufacturing Company, SMSC Gaming Enterprise, Smurfit-Stone Container Corporation, Snap-On, Inc., Snyder’s of Hanover, Solae LLC, Sole Technology, Inc., Solo Cup Company, Solutia, Inc., Sonic Automotive, Inc., Sonoco Products Company, Source Interlink Companies, Inc., South Jersey Gas Company, Southco, Inc., Southeastern Freight Lines, Southern Company, Southern Poverty Law Center, Southern Union Company, Southwest Airlines, Southwest Gas Corporation, Southwestern Energy Company, Space Dynamics Lab, Space Telescope Science Institute, Spectra Energy Corporation, Spectrum Brands, Inc., Spectrum Group International, Inc., Spectrum Health - Downtown, Sprint Nextel Corporation, SPX Corporation, St. Cloud Hospital, St. John Health System, St. Jude Children’s Research Hospital, St. Jude Medical, Inc., St. Louis County Government, St. Luke’s Episcopal Health System, St. Mary’s at Amsterdam, St. Vincent Hospital, Stampin’ Up!, Stancorp Financial Group, Inc., Standard Motor Products, Inc., Stanley Black & Decker, Inc., Staples, Inc., Starbucks Corporation, Starwood Hotels & Resorts Worldwide, State Corporation Commission, State of Oregon, State Personnel Administration, State Street Corporation, Stater Bros. Holdings, Inc., Steel Dynamics, Inc., Steel Technologies-Corporate, Steelcase, Inc., Stepan Company, Sterilite Corporation, STERIS, Sterling Bank, Stewart & Stevenson, Stewart Information Services, Stonyfield Farm, Inc., Stryker Corporation, Subaru of Indiana Automotive, Inc., Sulzer Pumps US, Inc., Sun Healthcare Group, Inc., Sun Microsystems, Inc., Suncoast Schools Federal Credit Union, Sungard Data Systems, Inc., Sunoco, Inc., Sunrise Senior Living, Inc., Sunstar Americas, Suntrust Banks, Inc., Supermedia, Inc., SuperValue, Susser Holdings Corporation, Sutter Health, Swiss Reinsurance, Sykes Enterprises, Symetra Financial Corporation, SYNNEX Corporation, Synovate, Synovus Financial Corporation, Synthes, SYSCO Corporation, Systemax, Inc., T. Rowe Price Group, Targa Resources Partners LP, Target Corporation, Tastefully Simple, The Taubman Company, Taylor Corporation, TD Ameritrade Holding Corporation, TDS Telecom Corporation, Team Health Holdings, Inc., Tech Data Corporation, TECO Energy, Inc., Tecolote Research, Inc., TelAlaska, Inc., Tele-Consultants, Inc., Teledyne Technologies, Inc., Teleflex, Telephone & Data Systems, Inc., Tellabs Operations, Inc., Temple-Inland, Inc., Tenaris, Inc., Tenet Healthcare Corporation, Tenneco, Inc., Teradata Corporation, Terex Corporation, Terra Industries, Inc., Tescom Corporation, Tesoro Corporation, Tetra Tech, Inc., Texas County & District Retirement System, Texas Industries, Inc., Texas Instruments, Inc., Texas Mutual Insurance Company, Textron, Inc., Thermo Fisher Scientific, Inc., Thomas & Betts Corporation, TI Group Automotive Systems LLC, Tiffany & Co., The Timberland Company, Time Warner Cable, Time Warner, Inc., TIMET, Timken Company, TJX Companies, Inc., Toll Brothers, Inc., Torchmark Corporation, The Toro Company, Toys R Us, Inc., Tractor Supply Company, Travelcenters of America LLC, Travelers Companies, Inc., Travis County, Treasure Island Resort & Casino, Tremco, Inc., Tribune Company, Tri-Met, Trinity Health, Trinity Industries, Triple-S Management Corporation, Triwest Healthcare Alliance, TruckPro, Inc., True Value Company, TRW Automotive Holdings Corporation, TSYS, Tufts Health Plan, Tupperware Corporation, Turner Broadcasting System, Inc., Tutor Perini Corporation, Tyco Electronics, Tyson Foods, Inc., UAL Corporation, UDR, UGI Corporation, UMB Bank NA, UMDNJ-University of Medicine & Dentistry, Underwriters Laboratories, Inc., Unified Grocers, Inc., Unified Personnel System, Unilife Corporation, Union Pacific Corporation, Unisys Corporation, United HealthCare Group, United Natural Foods, Inc., United Parcel Service, Inc., United Refining Company, United Rentals, Inc., United States Steel Corporation, United Stationers, Inc., United Technologies Corporation, United Way for Southeastern Michigan, Unitrin, Inc., Universal American Corporation, Universal Forest Prods, Inc., Universal Health Services, Universal Orlando, University of Alabama at Birmingham, University of Arkansas for Medical Science, The University of Chicago, University of Georgia, University of Houston, University of Kansas Hospital, University of Louisville, University of Maryland Medical Center, University of Miami, University of Michigan, University of Minnesota, University of Nebraska-Lincoln, University of Notre Dame, University of Pennsylvania, University of Rochester, University of South Florida, University of St. Thomas, University of Texas at Austin, University of Texas Health Science Center, The University of Texas M.D. Anderson Cancer Center, University of Texas Southwestern Medical Center, University of Wisconsin Medical Foundation, University Physicians, Inc., Unum Group, UPS, Urban Outfitters, Inc., URS Corporation, US Airways Group, Inc., US Bancorp, US Foodservices, US Oncology Holdings, Inc., USAA, USEC, Inc., USG Corporation, Utah Transit Authority, Utica National Insurance, Vail Resorts Management Company, Valassis Communications, Inc., Valero Energy Corporation, Valhi, Inc., Valmont Industries, Inc., Van Andel Institute, Vangent, Inc., Varian Medical Systems, Inc., Vectren Corporation, Venetian Resort-Hotel-Casino, Ventura Foods LLC, Venturedyne, Ltd., Verde Realty, Verizon Communications, Inc., Vermeer Manufacturing Company, VF Corporation, Via Christi Regional Medical Center, Viacom, Inc., Viant Health Payment Solutions, Viejas Enterprises, Virgin Media, Inc., Visa, Inc., Vishay Intertechnology, Inc., Visiting Nurse Association of the Inland Counties, Visiting Nurse Service of New York, Visteon Corporation, Volvo Group North America, Vornado Realty Trust, Vought Aircraft Industries, Inc., Vulcan Materials Company, W C Bradley Company, W R Grace & Company, W.R. Berkley Corporation, W.W. Grainger, Inc., Wackenhut Services, Inc., Wake County Government, Walgreen Company, Wal-Mart Stores, Inc., Walt Disney Company, Walter Energy, Warnaco Group, Inc., Warner Music Group Corporation, Washington Post, Washington Suburban Sanitary Commission, Washington University in St. Louis, Waste Industries, Inc., Waste Management, Inc., Watsco, Inc., Watson Pharmaceuticals, Inc., Wawa, Inc., Wayne Memorial Hospital, Wellcare Health Plans, Wellmark BlueCross BlueShield, Wellpoint, Inc., Wendy’s/Arby’s Group, Inc., Werner Company, Werner Enterprises, Inc., WESCO International, Inc., West Penn Allegheny Health System, West Pharmaceutical Services, West Virginia University Hospitals, Inc., Westar Energy, Inc., Western Refining, Inc., Western Southern Financial Group, Western Textile Companies, Western Union Company, Westfield Group, Westlake Chemical Corporation, Weston Solutions, Inc., Weyerhaeuser Company, WGL Holdings, Inc., Wheaton Franciscan Healthcare, Wheels, Inc., Whirlpool Corporation, Whole Foods Market, Inc., Wilbur Smith Associates, The Wilder Foundation, Williams Companies, Inc., Williams-Sonoma, Inc., Wilmer Hale, Wilsonart International, Windstream Communications, Winn-Dixie Stores, Inc., Winpak Portion Packaging, Ltd., Wisconsin Energy Corporation, Wisconsin Physicians Service Insurance Corporation, Wolverine World Wide, Inc., World Fuel Services Corporation, World Vision International, Worthington Industries, Wyle Laboratories, Wyndham Worldwide Corporation, Wynn Resorts, Ltd., Xcel Energy, Inc., Xerox Corporation, Yahoo, Inc., Yamaha Corporation of America, Yankee Candle Company, YKK Corporation of America, YSI, Yum Brands, Inc., Zale Corporation, Zeon Chemicals LP, Zimmer, Inc., Zions Bancorporation

Hay General Market 2010 Executive Compensation Survey:  A.H. Belo—Dallas Morning News, Abercrombie & Fitch, Ace Hardware, ACUITY, AES, Aetna, AFC Enterprises, Agfa—Agfa Materials, AGL Resources, Agrium US, Air Liquide America, Air Products and Chemicals, Akzo Nobel, Akzo Nobel—Car Refinishes, Akzo Nobel—Functional Chemicals, Akzo Nobel—Industrial Finishes, Akzo Nobel—International Paint, Akzo Nobel—National Starch, Akzo Nobel—Powder Coatings, Akzo Nobel—Pulp & Paper Chemicals, Akzo Nobel—Surfactants, Alex Lee, Alex Lee—Institution Food House, Alex Lee—Lowes Foods Stores, Alex Lee—Merchants Distributors, Alexander & Baldwin, Alexander & Baldwin—Agribusiness, Alexander & Baldwin—Matson Navigation, Alexander & Baldwin—Property Development &, Management, Alfa Mutual Insurance Company, Alkermes, Allegheny Energy, Heineken USA, Helmerich & Payne, Inc., Helzberg Diamonds, Hershey Foods, Hess, Hexagon Metrology, Hexion Specialty Chemicals, HighMount Exploration & Production, Hilcorp Energy Company, Hillsborough County Civil Service Board, Hillwood Development, Hilti—US, HMS Host, Hollister-Stier Laboratories, Honeywell—Specialty Materials, Hooters of America, Horace Mann Insurance, Hormel Foods, Hot Topic, Howden Buffalo, Huhtamaki, Huntsman—Textile Effects, ICL Industrial Products, Ilitch Holdings—Little Caesar Enterprises, Restaurants, Illinois Municipal Retirement Fund, Illinois Tool Works, Independence Blue Cross, Infineum USA, Innophos, In-N-Out Burger, Institute of Nuclear Power Operations, International Dairy Queen, Allianz Life Insurance of North America, Alzheimer's Disease and Related Disorders, Association, Amcor Limited—Amcor PET Packaging, American Century Investments, American Crystal Sugar, American Enterprise Group, American Express—CM, American Family Insurance Group, American International Group, American Transmission, Americas Styrenics, Amerigroup, AmeriHealth Mercy Family of Companies, Amsted Industries, Amsted Industries—Amsted Rail, Amsted Industries—Baltimore Aircoil, Amsted Industries—Burgess Norton, Amsted Industries—Consolidated Metco, Amsted Industries—Diamond Chain, Amsted Industries—Griffin Pipe, Amsted Industries—Means Industries, Amway—Alticor, Andersons, The, Anheuser-Busch InBev—Anheuser-Busch, ArcelorMittal, ArcelorMittal Tubular Products, ArcelorMittal Tubular Products Mechanical, Arch Chemicals, Argonne National Laboratory, Arkansas Blue Cross and Blue Shield, Arkema, Armacell, Ashland, Ashland—Ashland Distribution, Ashland—Consumer Markets, Ashland—Hercules Water Technologies, International Flavors & Fragrances, INVISTA, Iroquois Pipeline, J.Crew, J.Crew Group—Outlets, Jack in the Box, Jack in the Box—Jack in the Box, Jack in the Box—Qdoba Restaurant Group, Japan Tobacco—JT International USA, Jewelers Mutual Insurance, Joe's Crab Shack, Johnny Rockets Group, Johnson County Government, Joy Global—Joy Mining Machinery, Kaiser Foundation Health Plan, Kaiser Foundation Health Plan—Northern, California, Kaiser Foundation Health Plan—Northwest, Region, Kansas City Life Insurance, Kellogg, Kendle, Kforce, King Pharmaceuticals, Knowledge Learning Corporation, Kohl's, Kraft Foods—Cadbury Adams, Krispy Kreme Doughnuts, Kruger Products, Krystal, L/B Water Service, La Madeleine de Corps, Lanxess, LaRosa's, Laureate Education, Legal Sea Foods, Lehigh Hanson, Ashland—Performance Materials, Ashland—Aqualon Functional Ingredients, ASML, Associated Materials, Atlas Energy Inc., Atmos Energy, AutoZone, AvMed Health Plan, Avon Products, Axcan Pharma, Bacardi Limited—Bacardi USA, Baker Petrolite, Ball, Bal-Seal Engineering, Barclaycard US, Barilla Pasta US, Barnes Group, BASF, BASF—Ciba Specialty Chemicals, Baxter International, Bayer MaterialScience, BCS Insurance Company, Beiersdorf, Belden, BELIMO Americas, Belk, Bethpage Federal Credit Union, Big Lots, Blue Cross Blue Shield of Delaware, Blue Cross Blue Shield of Florida, Blue Cross Blue Shield of Kansas, Blue Cross Blue Shield of Kansas City, MO, Blue Cross Blue Shield of Massachusetts, Blue Cross Blue Shield of Nebraska, Blue Cross Blue Shield of North Carolina, Blue Cross Blue Shield of Rhode Island, Blue Cross Blue Shield of South Carolina, Lehigh Hanson—Building Products, Lehigh Hanson—Canada Region, Lehigh Hanson—Lehigh White, Lehigh Hanson—North Region, Lehigh Hanson—South Region, Lehigh Hanson—West Region, LifeWay Christian Resources, Limited Brands, Limited Brands—Victoria's Secret Stores, LIMRA International, Linde Group, North America, Liz Claiborne, Liz Claiborne—Juicy Couture, Liz Claiborne—Kate Spade, Liz Claiborne—Liz Claiborne, Liz Claiborne—Lucky Brand, Logan's Roadhouse, LOMA, Lonza, Lopez Foods, L'Oreal USA, Louisiana Workers' Compensation, Lubrizol, LVMH Moet Hennessy Louis Vuitton—Moet, Hennessy USA, LyondellBasell Chemical, MacDermid, Main Street America Group, The, Marmon Group—Union Tank Car, Massachusetts Society of Certified Public, Accountants, Matthews International, Mazzio's, McCormick & Company, McDonald's, MeadWestvaco, MeadWestvaco—Calmar, Blue Shield of California, Bluestar Silicones, BMW Manufacturing, Bob Evans Farms, Boddie-Noell Enterprises, BoJangles' Restaurants, Bon-Ton Stores, Borealis Compounds, Boston Beer, Boston Market, Boston Medical Center HealthNet Plan, Bravo Health, BreitBurn Management Company, Bridgestone—Bridgestone Americas Holding, Brinker International, Brinker International—Chili's, Brinker International—Maggiano's, Brookhaven National Laboratory, Brown-Forman, Buckman Laboratories, Buffalo Wild Wings, Buffet Partners, Buffets, Bunge North America, Bupa, Burger King, Burlington Northern and Santa Fe Railway, Cabot, Calgon Carbon, California Independent System Operator, California State Compensation Insurance Fund, Campbell's Soup, CareFirst Blue Cross Blue Shield, Cargill, Caribou Coffee, Carlson Restaurants Worldwide, Carter's, MeadWestvaco—Consumer & Office Products, MeadWestvaco—Consumer Solutions, MeadWestvaco—Global Business Services, MeadWestvaco—Packaging Resource Group, MeadWestvaco—Specialty Chemicals, MeadWestvaco—Specialty Papers, Medco Health Solutions, Medical Mutual of Ohio, Medicis Pharmaceutical Corporation, Memphis Light, Gas & Water, Merchants Insurance Group, Merz Pharmaceuticals, MetLife, Michelin North America, Michelman, Millennium Inorganic Chemicals, Mirant, Mitsubishi International, Modine Manufacturing, Molson Coors Brewing, MonierLifetile, Moog, Morton's Restaurant Group, Mosaic, Motion Picture Industry Pension and Health Plans, Multiplan, MVP Health Care, NACCO Materials Handling, Neighborhood Health Plan, Nestle USA, New Hampshire Public Risk Management, Exchange, New York City Department of Education, New York Power Authority, Newark InOne, Newman's Own, NewMarket, Caterpillar, CBC Restaurant, CBRL Group, CEC Entertainment, Centene, CenterPoint Energy, Central Bancompany, Central Bancompany—Boone County National, Bank, Central Bancompany—Central Bank, Central Bancompany—Central Mortgage, Company, Central Bancompany—Central Technology, Services, Central Bancompany—Central Trust and, Investment Company, Central Bancompany—City Bank and Trust, Central Bancompany—Empire Bank, Central Bancompany—First Central Bank, Central Bancompany—First National Bank, Audrain County, Central Bancompany—First National Bank of St., Louis, Central Bancompany—Jefferson Bank of Missouri, Central Bancompany—Metcalf Bank, Central Bancompany—ONB Bank, Central Bancompany—Ozark Mountain Bank, Central Bancompany—Third National Bank, Central Vermont Public Service, Champion Technologies, Champion Technologies—Corsicana, Technologies, Charles Schwab, Cheesecake Factory, Chemtura, Cheniere Energy, Chevron Phillips Chemical, Chicago Mercantile Exchange, Chicago Province of the Society of Jesus, Nexen Petroleum U.S.A., NFR Energy, Nitto Denko America—Permacel Automotive, Noble Energy, Noranda Aluminum, Noranda Aluminum—Gramercy, Noranda Aluminum—Noranda Primary, Noranda Aluminum—Norandal, NOVA Chemicals, Novo Nordisk, NPC, NuStar Energy L.P., Occidental Petroleum—Occidental Chemical, O'Charley's, O'Charley's—Ninety Nine Restaurant & Pub, O'Charley's—O'Charley's, Old Dominion Electric Cooperative, Olin—Chlor Alkali, optionsXpress, Orlando Utilities Commission, OSI Restaurant Partners, OSI Restaurant Partners—Outback Steakhouse, International, P.F. Chang's China Bistro, Paddock Laboratories, Panda Restaurant Group, Panda Restaurant Group—Panda Express, Panera Bread, Papa Gino's, Papa John's International, Patheon Pharmaceuticals, Patina Restaurant Group, Penn National Insurance, Penske Truck Leasing, Perfetti Van Melle USA, Perkins Restaurant & Bakery, Pernod Ricard SA—Pernod Ricard USA, Chipotle Mexican Grill, Chiquita Brands International, CHS, CHS—Energy, CIGNA, Cimarex Energy, City of Austin—Austin Energy, City of Austin, City of Philadelphia—Philadelphia Gas Works, CKE Restaurants, Claim Jumper Restaurants, Clariant, Clement Pappas, CNH Global, Coca-Cola, COG Operating LLC, Cognis, Colgate-Palmolive, Collin County, TX, Columbia Insurance, Comcast Cable Communications, ConAgra Foods, Connecticut Hospital Association, Constellation Brands, Constellation Brands—Constellation Services, Constellation Brands—Constellation Wines US, Constellation Brands—Fusion, Constellation Brands—North America IT, Continental Automotive Systems, Continental Resources, Cooper Industries, Cosi, COUNTRY Insurance & Financial Services, COUNTRY Insurance & Financial Services—, MiddleOak, Coventry Health Care, Covidien—Mallinckrodt, PETCO, Petrobras Americas, PG&E—Pacific Gas and Electric, Pharmacy Onesource, Philip Morris International, Phillips-Van Heusen, Physicians Mutual Insurance, Piedmont Natural Gas, Pier 1 Imports, Pilkington, Pinnacol Assurance, Pioneer Hi-Bred International, PJM Interconnection, Ply Gem Siding Group, PNM Resources, Port Authority of New York and New Jersey, Powersouth, PPG Industries, PPG Industries—Chemicals, PPG Industries—Coatings & Resins, PPG Industries—Glass, PRA International, Praxair, Premera Blue Cross, Premier, Principal Financial Group, Procter & Gamble, Public Works Commission of Fayetteville, North, Carolina, Quiznos Master, Randstad Holding, Real Mex Restaurants, Red Robin Gourmet Burgers, Remy Cointreau USA, Restaurants Unlimited, RGA Reinsurance, Rhodia, CSN, CUNA Mutual, Curtiss-Wright, Curtiss-Wright—Controls, Curtiss-Wright—Flow Control, Cytec Industries, Dallas County, Dallas Fort Worth International Airport, Danfoss, Darden Restaurants, Dave & Buster's, Day & Zimmermann, Deere, Deere—John Deere Credit, Del Monte Foods, Delta Dental of Iowa, Delta Dental Plan of Colorado, Denbury Resources, Denny's, Denso Manufacturing, Diageo North America, DiaSorin USA, DineEquity, DineEquity—Applebee's, Dominion Resources, Dominion Resources—Dominion Energy, Dominion Resources—Dominion Generation, Dominion Resources—VA Power, Domino's Pizza, Dow Chemical, Dow Chemical—Dow AgroSciences, DPL, Dr Pepper Snapple Group, DSM Resins—DSM Chemicals, DSM Resins—DSM Nutritional Products, DSW, Duke and King Acquisition—bd's Mongolian Grill, Ritchie Bros. Auctioneers, Roche Diagnostics, Rock Bottom Restaurants, Roquette America, Ruby Tuesday, Ruth's Chris Steak House, SABMiller—Miller Brewing, Safe Auto Insurance, Saint-Gobain, Sanofi Pasteur, Sanofi-Aventis, Sanofi-Aventis—Puerto Rico, Sasol North America, Sazerac, Securian, Sentara Healthcare, Sepracor, Severstal—Severstal North America, Shelter Insurance, Shippensburg University Foundation, Shire US, Sierra Southwest Co-Op Services, Skyy Spirits, Smithfield Foods, Smokey Bones, Solvay America, Solvay America—Solvay Advanced Polymers, Solvay America—Solvay Chemicals, Solvay America—Solvay Information, Technologies, Solvay America—Solvay Solexis, Sonic Restaurants, Sonoco Products, South Jersey Industries, Southern Company, Southern Company—Alabama Power, Southern Company—Georgia Power, Dunkin' Brands, Dunkin' Brands—Baskin-Robbins, Dunkin' Brands—Dunkin' Donuts, Duquesne Light, E & J Gallo Winery, E. I. du Pont de Nemours, E.ON U.S., Eagle Ottawa, Eastman Chemical, Eaton, Edison International—Edison Mission, Einstein Noah Restaurant Group, EKR Therapeutics, El Pollo Loco, Electric Reliability Council of Texas, ElectriCities of North Carolina, EmblemHealth, EmblemHealth—ConnectiCare, Embraer, EMD Chemicals, Energy Future Holdings, Energy Future Holdings—Luminant, Energy Future Holdings—Luminant Energy, Energy Future Holdings—Oncor Electric Delivery, Company, Energy Future Holdings—TXU Energy, Energy Partners, Enza Zaden North America, Enzon Pharmaceuticals, Erie Insurance Group, Evonik Degussa, EXCO Resources, Express, Famous Dave's of America, FANUC CNC America Corporation, Fazoli's System Management, FBL Financial Group, Southern Company—Mississippi Power, Southern Company—Southern Nuclear Operating, Southern Minnesota Municipal Power Agency, Southern Star Concrete, Southwest Gas, SPX, SRA International, Starbucks, State Farm Life Insurance, Suez Energy—United Water, SUEZ Energy—SUEZ Energy Generation North, America, SUEZ Energy—SUEZ Energy LNG North America, SUEZ Energy—SUEZ Energy Marketing North, America, SUEZ Energy—SUEZ Energy Retail North, America, Summa Health System—SummaCare, Sunoco—Chemical Division, Swift Energy Operating LLC, Symcor, T.D. Williamson, Taco John's International, Taco Time, Tarrant County, Tate & Lyle Americas, Tate & Lyle Americas—Custom Ingredients, Tate & Lyle Americas—Ingredients Americas, Tate & Lyle Americas—Tate & Lyle Sucralose, Tech Data, Texas Mutual Insurance, Texas Roadhouse, Texas Society of Certified Public Accountants, Thomas Steel Strip, TOTAL S.A.—Total Petrochemicals USA, Tractor Supply, Travis County Human Resources Management, Department, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Dallas, Federal Reserve Bank of Kansas City, FedEx, FedEx—FedEx Express, Ferrero USA, Ferro Corporation, Fired Up, Firmenich, Incorporated, FirstEnergy, Flexco, Flowserve, FM Global, FM Global, FMC, FMC—Agricultural Products Group, FMC—Industrial Chemicals Group, FMC—Specialty Chemicals Group, Focused Health Solution, Fonterra, Ford Motor, Foresters, Fortune Brands—Beam Global Spirits & Wine, Foster's Group—Foster's Wine Estates Americas, Friendly Ice Cream, Frisch's Restaurants, Galderma Laboratories, Garden Fresh Restaurants, GDF SUEZ Energy North America, GE Aviation, General Electric—GE Eqp Svcs, Trailer Fleet Svcs, GEO Specialty Chemicals, Georgia Baptist Foundation, Georgia Gulf, Gerdau AmeriSteel, Gilead Sciences, GL Industrial Services, Tronox, Trustmark Insurance, Tufts Associated Health Plans, Tyson Foods, Ulta Salon, Cosmetics & Fragrance, Ultra Petroleum Corporation, Umicore, Unilever US, United Space Alliance, United States Steel, UnitedHealth Group, Unitil, Universal Parks & Resorts, University of Dayton, Uno Restaurant Holding, Valmont Industries, Valmont Industries—Coatings, Valmont Industries—International, Valmont Industries—Irrigation, Valmont Industries—Structures Division, Valmont Industries—Tubing, Valmont Industries—Utilities, Vicorp Restaurants, Visa USA, Visit Britain, Voith—Voith Hydro, Walt Disney—Walt Disney World Parks and, Resorts, Wellmark Blue Cross Blue Shield, Wellmark Blue Cross Blue Shield, WellPoint, Wells Fargo, Wendy's / Arby's Group, Wendy's / Arby's Group—Wendy's, West Ed, Western Southern Life Insurance, Western Union, Glatfelter, Global Cash Access, Golden Corral, Goodrich, Griffith Laboratories USA, Group Health Cooperative, Gruma Corporation—Mission Foods, Gulfstream, H.B. Fuller, Hallmark Cards, Handy & Harman, Hard Rock Cafe, Harvard Pilgrim Health Care, Harvard Vanguard Medical Associates, Health Net, Health New England, Health Partners, HealthSpring, Westlake Chemical, Whataburger, White Castle System, William Grant & Sons, Williams Companies, Williams-Sonoma, Wills Group, Wood Mackenzie, Workers Compensation Fund, Workforce Safety Insurance, Yum!—KFC, Yum!—Long John Silver's, Yum!—Pizza Hut, Yum!—Taco Bell, Zale, Zep, ZF Group—North American Operations

2010 Mercer U.S. Benchmark Database – Executive Compensation Survey:  1-800 CONTACTS, Inc., 7-Eleven, Inc., AAA Northern California, Nevada and Utah, AAF International, AB Mauri Food Inc., Abbott Laboratories, Abt Associates Inc., Accor North America, Inc., ACE Limited - ACE USA, ACH Food Companies, ACUITY, Aditya Birla Minacs, Administaff, ADTRAN, Inc., Advance Auto Parts, Advocate Healthcare, AECOM Technology Corporation, AEGON USA - Commonwealth General, AEGON USA - FL, AEGON USA - Life Investors Insurance, Aeronix, Inc., Aetna, Inc., AFLAC Incorporated, AgFirst Farm Credit Bank, AGL Resources, AGL Resources - Sequent Energy Management, Agnesian HealthCare, AgriBank, FCB, AIPSO, Air Frame Manufacturing & Supply Company, Inc., Akzo Nobel, Inc., Alcoa, Inc., Alcoa, Inc. - Primary Metals, Alfa Laval, Inc., Alliance Data Systems, Alliance Data Systems - Epsilon, Alliance Data Systems - Retail, Alliant Energy, Alliant Techsystems, Allianz Life Insurance Company of North America, Allina Health System, ALSAC/St. Jude Children's Research Hospital, Alsco Inc., Alstom Power US, Alstom Power US - Air Preheater, Alstom Power US - Alstom Transport, Alstom Power US - APComPower, Alstom Power US - Boiler North America, Alstom Power US - Boiler Retrofit Engineering, Alstom Power US - Boiler Retrofit Manufacturing, Alstom Power US - Boiler Service, North, Alstom Power US - Boiler Service, South, Alstom Power US - Environmental Control Systems, Alstom Power US - Heat Recovery Steam Generation, Alstom Power US - ITC, Alstom Power US - PSM, Alstom Power US - PSP, Alstom Power US - SIGMA Energy Services, Alstom Power US - Turbo Machinery Group, Amcor PET Packaging, Inc., Amcor PET Packaging, Inc. - Americas, Ameren Corporation, Ameren Corporation - AmerenUE, American Cancer Society, American Century Investments, American Century Investments - CA, American College of Emergency Physicians, American Express, American Family Insurance, American Home Mortgage Servicing, Inc., American Institute of Physics, American International Group, Inc., American International Group, Inc. - Chartis, American Medical Association, American Red Cross, American Transmission Company, American University, Americold, AMERIGROUP Corporation, AmeriPride Services Inc., Ameriprise Financial, Ameristar Casinos, Inc., Ameristar Casinos, Inc. - Ameristar Casino Black Hawk, Ameristar Casinos, Inc. - Ameristar Casino Council Bluffs, Ameristar Casinos, Inc. - Ameristar Casino St. Charles, Ameristar Casinos, Inc. - Ameristar Casino Vicksburg, Ameristar Casinos, Inc. - Cactus Petes, Ameristar Casinos, Inc. - Resorts East Chicago, Ameron International Corporation, Ameron International Corporation - Ameron Hawaii, Ameron International Corporation - Ameron Pole Products, Ameron International Corporation - Fiberglass-Composite Pipe, Ameron International Corporation - Water Transmission Group, Amica Mutual Insurance Company, AMR Corporation, Amtrak, Amway, ANH Refractories Company, Anne Arundel Medical Center, Apache Corporation, Apartment Investment and Management Co., Apex Systems, Inc., APL Ltd., APL Ltd. - Americas, APL Ltd. - APL Logistics, APL Ltd. - APL Terminals, Apollo Group, Applied Signal Technology, APS Healthcare, APS Healthcare - North Region, APS Healthcare - South Region, ARAMARK Corporation, ARAMARK Corporation - North America Food, Hospitality and Facility Services, Arch Coal, Inc., Archon Group, L.P., Archstone, Arctic Slope Regional Corporation, Arctic Slope Regional Corporation - ASRC Construction Holding LLC, Arctic Slope Regional Corporation - ASRC Energy Services, Arctic Slope Regional Corporation - ASRC Federal Holding Company, Arctic Slope Regional Corporation - Petro Star, Inc., Argonaut Group, Argonaut Group - Colony Insurance Company, Argonaut Group - Rockwood Insurance Company, Argonne National Laboratory, Arkansas Blue Cross Blue Shield, Arlington County Government, Armstrong World Industries, Inc., Arnold and Porter, LLP, ARTEL, Inc., Asahi Kasei Plastics N.A. Inc., Astoria Financial, Asurion, AtlantiCare, AtlantiCare - Atlantic City Campus, AtlantiCare - AtlantiCare Health Services, Atria Senior Living Group, Aurora Bank FSB, Aurora Health Care, Aurora Health Care - Aurora Advanced Health Care Legacy, Aurora Health Care - Aurora Clinical Laboratories, Aurora Health Care - St. Luke's Medical Center, Aurora Health Care - Visiting Nurse Association, Auto Club Group, Automatic Data Processing (ADP), Automatic Data Processing (ADP) - AVS Division, Automatic Data Processing (ADP) - Dealer Services, Automatic Data Processing (ADP) - Employer Services, Automatic Data Processing (ADP) - Employer Services, MAD Division, Automatic Data Processing (ADP) - Employer Services, NA Division, Automatic Data Processing (ADP) - ES International, Automatic Data Processing (ADP) - TS Division, AutoZone, Inc., AvalonBay Communities, Inc., Avery Dennison Corporation, Aviall, Inc., Avis Budget Group, Aviva USA, Avon Products, Inc., AXA Equitable, Axcess Financial, Axcess Financial - Check n Go, AZZ Inc., AZZ Inc. - Atkinson, AZZ Inc. - Aztec Tubular Products, AZZ Inc. - Central Electric, AZZ Inc. - EPSI, AZZ Inc. - Rig-A-Lite, AZZ Inc. - The Calvert Company, B&H Photo, Babson College, Bacardi U.S.A., Inc., Backcountry.com, BAE Systems, Inc. Land & Armaments, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, Ball Corporation, Ball Corporation - Ball Food & Household Product Division, Americas, Ball Corporation - Ball Packaging Group, Ball Corporation - Ball Plastics Division, Americas, Ball Corporation - Metal Beverage Packaging Division, Ball State University, Banco Popular North America, Bank of the West, Baptist Health South Florida, Baptist Health South Florida - Baptist Health Enterprises, Baptist Health South Florida - Baptist Hospital of Miami, Baptist Health South Florida - Baptist Outpatient Services, Baptist Health South Florida - Doctors Hospital, Baptist Health South Florida - Homestead Hospital, Baptist Health South Florida - Mariners Hospital, Baptist Health South Florida - South Miami Hospital, Baptist Health System, Inc., Baptist Health System, Inc. - Princeton Baptist, Bare Escentuals, Barnes & Noble, Barquin International, Bart & Associates, Inc., Battelle, Baylor College of Medicine, Baylor Health Care System, Baylor Health Care System - Baylor All Saints Medical Center, Baylor Health Care System - Baylor Health Care System Foundation, Baylor Health Care System - Baylor Institute for Rehabilitation, Baylor Health Care System - Baylor Medical Center at Carrollton, Baylor Health Care System - Baylor Medical Center at Garland, Baylor Health Care System - Baylor Medical Center at Grapevine, Baylor Health Care System - Baylor Medical Center at Irving, Baylor Health Care System - Baylor Medical Center at Plano, Baylor Health Care System - Baylor Medical Center at Waxahachie, Baylor Health Care System - Baylor University Medical Center, Baylor Health Care System - HealthTexas Provider Network, Baylor Health Care System - The Heart Hospital Baylor, Baystate Health, Inc., Bechtel Corporation, Bechtel Plant Machinery, Inc., Belk, Inc., Belo Corp., Benjamin Moore & Company, Berkshire Health Systems, Berkshire Health Systems - Fairview Hospital, Best Buy Company, Inc., Big Lots, Inc., Birmingham-Southern College, BJC HealthCare, BJC Healthcare - Barnes-Jewish Hospital, BJ's Wholesale Club, Inc., Black & Veatch Corporation, BloodSource, Blue Cross & Blue Shield of Rhode Island, Blue Cross and Blue Shield of Alabama, Blue Cross and Blue Shield of Kansas, Blue Cross and Blue Shield of Massachusetts, Blue Cross and Blue Shield of North Carolina, Blue Cross of Idaho Health Service, Inc., Blue Cross of Northeastern Pennsylvania, Blue Shield of California, BlueCross BlueShield Association, BlueCross BlueShield of Arizona, BlueCross BlueShield of Florida, BlueCross BlueShield of Illinois, BlueCross BlueShield of Nebraska, BlueCross BlueShield of South Carolina, Bluegreen Corporation, BMW Manufacturing Co., LLC, BMW of North America, LLC, Bob Evans Farms, Inc., Boeing Employees Credit Union, Boise Cascade, LLC, Boise Cascade, LLC - Building Materials Distribution, Boise Cascade, LLC - Wood Products, Boise Inc., BOK Financial, Inc., Bombardier Transportation, Boston College, Bovis Lend Lease, Bovis Lend Lease - Americas, Bovis Lend Lease - Atlanta, Bovis Lend Lease - Charlotte, Bovis Lend Lease - Chicago, Bovis Lend Lease - Los Angeles, Bovis Lend Lease - MultiSite, Bovis Lend Lease - Nashville, Bovis Lend Lease - New York, Boy Scouts of America, Brady Corporation, Branch Banking & Trust Company, Bravo Health, Inc., Bremer Financial Corporation, Bridgepoint Education, Inc., Broadlane, Inc., Brookhaven National Laboratory, Brookstone Company, Broward Health, Brown and Caldwell, Bryan Cave LLP, BSH Home Appliances Corporation, Buckeye Partners, L.P., Buckingham Asset Management, LLC, Buffets, Inc., C&S Wholesale Grocers, C&S Wholesale Grocers - ES3, LLC, Cablevision Systems Corporation, Cablevision Systems Corporation - Rainbow Media Holdings, CACI International, Inc., CAE Simuflite Civil Training and Services - Dallas, CAE Simuflite Military Simulation & Training - Tampa, California Casualty Management Company, California Dental Association, California Hospital Association, California Institute of Technology, California ISO, California Pizza Kitchen, Callaway Golf Company, Callaway Golf Company - Callaway Golf Ball Operations, Callaway Golf Company - Callaway Golf Interactive, Calpine Corporation, Cameron International, Cameron International - Centrifugal, Cameron International - Compression Systems, Cameron International - Distributor Valves Division, Cameron International - Drilling and Production Systems, Cameron International - Drilling Systems, Cameron International - Engineered Valves Division, Cameron International - Flow Control, Cameron International - Measurement Division, Cameron International - Petreco Process Systems, Cameron International - Process Valves Division, Cameron International - Reciprocating, Cameron International - Subsea Systems, Cameron International - Surface Systems, Cameron International - Valves & Measurement, Canadian Pacific US, Canal Insurance Company, Canandaigua National Bank, Capital One Financial Corp., Capital Regional Health Care , CapitalSource, Cardinal Health, Inc., CareFirst BlueCross BlueShield, CareFusion Corporation, Cargill, Inc., CaridianBCT, Carlson, Carlson - Carlson Wagonlit Travel, Carlson - Hotels Worldwide, Carlson - Restaurants Worldwide, CarMax, Inc., Carmeuse North America, Carnegie Mellon University, Carolinas HealthCare System, Carpenter Technology Corporation, Carpenter Technology Corporation - Advanced Metals Operations, Carpenter Technology Corporation - Premium Alloys Operations, Cascade Engineering, Catholic Charities Health and Human Services, Catholic Charities Health and Human Services - Services, Catholic Health Initiatives, Catholic Healthcare West (CHW), Catholic Healthcare West (CHW) - Arroyo Grande Community Hospital, Catholic Healthcare West (CHW) - California Hospital Medical Center, Catholic Healthcare West (CHW) - Chandler Regional Medical Center, Catholic Healthcare West (CHW) - Community Hospital of San Bernardino, Catholic Healthcare West (CHW) - Dominican Hospital, Catholic Healthcare West (CHW) - French Hospital Medical Center, Catholic Healthcare West (CHW) - Glendale Memorial Hospital and Health Center, Catholic Healthcare West (CHW) - Long Beach Hospital, Catholic Healthcare West (CHW) - Marian Medical Center, Catholic Healthcare West (CHW) - Mercy Medical Center Redding, Catholic Healthcare West (CHW) - Mercy Medical Group, Catholic Healthcare West (CHW) - Saint Francis Memorial Hospital, Catholic Healthcare West (CHW) - Sequoia Hospital, Catholic Healthcare West (CHW) - St. Bernardine Medical Center, Catholic Healthcare West (CHW) - St. Elizabeth Community Hospital, Catholic Healthcare West (CHW) - St. John's Regional Medical Center, Catholic Healthcare West (CHW) - St. Joseph's Hospital and Medical Center, Catholic Healthcare West (CHW) - St. Joseph's Medical Center, Catholic Healthcare West (CHW) - St. Mary's Medical Center, Catholic Healthcare West (CHW) - St. Mary's Regional Medical Center, Catholic Healthcare West (CHW) - St. Rose Dominican Hospitals - Siena Campus, Catholic Knights, CB Richard Ellis Group, Inc., CDM, Inc., Cedars-Sinai Health System, Cemex, Inc. US, Cengage Learning, Cengage Learning - Academic & Professional, Cengage Learning - Gale, Centegra Health System, CenterPoint Energy, CenterPoint Energy - CNP Energy Services, Central Georgia Health System/The Medical Center of Central Georgia, Centura Health, Centura Health - Centura Health At Home, Centura Health - Littleton Adventist Hospital, Centura Health - St. Anthony's Central Hospital, Centura Health - St. Mary Corwin Hospital, Centura Health - St. Thomas More Hospital, CEVA Logistics Americas, CEVA Logistics North America, CGI Technologies and Solutions, Inc., Chicago Transit Authority, Chico's FAS, Inc., Children's Healthcare of Atlanta, Children's Hospital and Health System, Children's Hospital Boston, Children's Hospital Los Angeles, Children's Hospitals and Clinics of Minnesota, Children's Medical Center of Dallas, Chipotle Mexican Grill, Chiquita Brands International, Inc., Choice Hotels International, Inc., CHS Inc., CHS Inc. - Lubricants Division, CHS Inc. - Refined Fuel Division, Church & Dwight Co., Inc., Church & Dwight Co., Inc. - Animal Nutrition, Church & Dwight Co., Inc. - Condoms, Church & Dwight Co., Inc. - Domestic, Church & Dwight Co., Inc. - International, Church & Dwight Co., Inc. - Laundry, Church & Dwight Co., Inc. - Oral Care, Church & Dwight Co., Inc. - SPD, Church & Dwight Co., Inc. - Women's Health, CIGNA Corporation, CIGNA Corporation - CIGNA Group Insurance & Dental, CIGNA Corporation - CIGNA Healthcare, CIGNA Corporation - CIGNA International, Cimarex Energy Co., Cincinnati Children's Hospital Medical Center, Cinetic Automation, Cinetic Sorting Corp., Cirque du Soleil - Las Vegas, Citi - North America Operations & Technology, Citizens Energy Group, Citizens Property Insurance Corporation, City and County of Denver, City National Bank, City of Charlotte, City of Dublin, City of Garland, City of Hope, City of Houston, City of Redmond, Clarkston Consulting, Classified Ventures, LLC, Cleco Corporation, Cleveland Brothers Equipment Co., Inc., Cleveland Clinic, Cleveland Clinic - Euclid Hospital, Cleveland Clinic - Hillcrest Hospital, Cleveland Clinic - Marymount Hospital, CME Group Inc., CNA, CNA Financial Corporation, Coats North America, Coca-Cola Bottling Co. Consolidated, Coinstar, Inc., Colgate-Palmolive Company, Colgate-Palmolive Company - Hill's Consolidated, Colgate-Palmolive Company - Latin America Division, Colgate-Palmolive Company - U.S., College of DuPage, Collin County, Colorado Springs Utilities, Columbian Chemicals Company, Columbian Chemicals Company - Hickok KS Plant, Columbian Chemicals Company - North America Region, Columbian Chemicals Company - North Bend Plant, Comcast Corporation, Comcast Corporation - Comcast Cable Communications, Comerica, Inc., Commonwealth Brands, Inc., Community Health Systems Professional Services Corp, Compass Bank, CompuCom Systems, Inc., Computer Sciences Corporation - Financial Services Group, Computer Sciences Corporation - Managed Services, Computer Sciences Corporation - North American Public Sector, Computershare, ConAgra Foods, Inc., Conseco, Inc., Constellation Brands, Inc., Constellation Brands, Inc. - Constellation Wines US, Constellation Energy Group, Inc., Convergys Corporation, Cooper University Hospital, Corinthian Colleges, Inc., Corn Products, Corn Products - North America Division, Cornell University, Corning, Inc., Corning, Inc. - Corning Cable Systems, Corning, Inc. - Display Technologies, Corning, Inc. - Environmental Technologies, Corning, Inc. - Life Sciences, Corning, Inc. - Optical Fiber, Corning, Inc. - Specialty & Ophthalmic Materials, Cost Plus, Inc., Country Financial, Covance, Inc., Covance, Inc. - Central Lab, Covance, Inc. - Clinical Development, Covance, Inc. - Early Development, Covance, Inc. - Research Products, Covenant Health, Covenant Health - Covenant HomeCare, Covenant Health - Covenant Medical Management, Covenant Health - Fort Loudoun Medical Center, Covenant Health - Fort Sanders Regional Medical Center, Covenant Health - Fort Sanders West, Covenant Health - LeConte Medical Center, Covenant Health - Methodist Medical Center, Covenant Health - Parkwest Medical Center, Covenant Health - Thompson Cancer Survival Center, Coventry Health Care, Inc., Coventry Health Care, Inc. - Altius Health Plan, Inc., Coventry Health Care, Inc. - CHC of Delaware, Inc., Coventry Health Care, Inc. - CHC of Georgia, Inc., Coventry Health Care, Inc. - CHC of Kansas, Inc., Coventry Health Care, Inc. - CHC of Louisiana, Inc., Coventry Health Care, Inc. - Government, Coventry Health Care, Inc. - Group Health Plan, Inc., Coventry Health Care, Inc. - HealthAmerica Pennsylvania, Inc., Coventry Health Care, Inc. - Midlands (Iowa/Nebraska), Coventry Health Care, Inc. - National Accounts, Coventry Health Care, Inc. - PersonalCare, Coventry Health Care, Inc. - Southern Health Services-Carelink, Coventry Health Care, Inc. - Specialty Business, Coventry Health Care, Inc. - Vista, Coventry Health Care, Inc. - WellPath Select, Inc., Cox Enterprises, Inc., Cox Enterprises, Inc. - AutoTrader.com, Cox Enterprises, Inc. - Cox Broadcasting, Cox Enterprises, Inc. - Cox Communications, Inc., Cox Enterprises, Inc. - Cox Media Group, Cox Enterprises, Inc. - Manheim, Cox Target Media, CPS Energy, Cracker Barrel Old Country Store, Inc., Crawford and Company, Crawford and Company - Broadspire, Crawford and Company - U.S. Property and Casualty, Credit Acceptance Corporation, Cree, Inc., Crocs, Inc., Crowe Horwath LLP, Crowley Maritime Corporation, Crowley Maritime Corporation - Crowley Liner Services, Inc., Latin America, Crowley Maritime Corporation - Crowley Liner Services, Inc., Puerto Rico & Caribbean, Crowley Maritime Corporation - Crowley Logistics, Inc., Crowley Maritime Corporation - Petroleum Distribution & Contract Services, Crowley Maritime Corporation - Petroleum Services, Crowley Maritime Corporation - Technical Services, Crown Castle International Corporation, CSL International, Inc., Cubic Corporation, Cubic Corporation - Cubic Applications, Inc., Cubic Corporation - Cubic Defense Applications, Inc., Cubic Corporation - Cubic Defense Applications, Inc., Simulation Systems Division, Cubic Corporation - Cubic Transportation Systems, Inc., Cummins, Inc., Cummins, Inc. - Emission Solutions, Cummins, Inc. - Engine Business, Cummins, Inc. - Filtration, Cummins, Inc. - Power Generation, CUNA Mutual Group, Curtiss-Wright Corporation, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Embedded Computing Systems, Dayton, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Embedded Computing Systems, Modular Solutions, Curtiss-Wright Corporation - Curtiss-Wright Controls, Inc., Engineered Systems, Curtiss-Wright Corporation - Curtiss-Wright Flow Control Corporation, Curtiss-Wright Corporation - Curtiss-Wright Flow Control Corporation, Oil & Gas Systems, Curtiss-Wright Corporation - Metal, CVS/Caremark, Dairy Management, Inc., Dairy Management, Inc. - U.S. Dairy Export Council, Dallas Central Appraisal District, Dallas County Community College District, Dallas Fort Worth International Airport, Danaher Motion, Darden Restaurants, Inc., Darden Restaurants, Inc. - Bahama Breeze, Darden Restaurants, Inc. - Capital Grill, Darden Restaurants, Inc. - LongHorn, Darden Restaurants, Inc. - Olive Garden, Darden Restaurants, Inc. - Red Lobster, Darden Restaurants, Inc. - Seasons 52, Darden Restaurants, Inc. - Specialty Group, Dassault Falcon Jet Corporation, Data Recognition Corporation, Day & Zimmermann Group, Inc., Day & Zimmermann Group, Inc. - American Ordnance, Day & Zimmermann Group, Inc. - Day & Zimmermann Engineering & Construction Services, Day & Zimmermann Group, Inc. - Day & Zimmermann Engineering, Construction and Maintenance, Day & Zimmermann Group, Inc. - Day & Zimmermann Government Services, Day & Zimmermann Group, Inc. - Day & Zimmermann Munitions and Defense, Day & Zimmermann Group, Inc. - Day & Zimmermann Munitions and Defense, Kansas, Day & Zimmermann Group, Inc. - Day & Zimmermann Munitions and Defense, Lone Star, Day & Zimmermann Group, Inc. - Day & Zimmermann NPS, Day & Zimmermann Group, Inc. - Day & Zimmermann Power Services, Atlantic, Day & Zimmermann Group, Inc. - Day & Zimmermann Security Services, Day & Zimmermann Group, Inc. - Day & Zimmermann SOC, Day & Zimmermann Group, Inc. - H. L. Yoh Company, Day & Zimmermann Group, Inc. - Mason & Hanger, DCP Midstream, LLC, DCP Midstream, LLC - DCP Midstream Partners, LP, Dean Foods Company, Dean Foods Company - Dairy, Dean Foods Company - Morningstar Foods, Dean Foods Company - WhiteWave Foods, Deckers Outdoor Corporation, Deckers Outdoor Corporation - E-Commerce, Deckers Outdoor Corporation - Other Brands, Deckers Outdoor Corporation - Retail Stores, Deckers Outdoor Corporation - Teva & Simple, Deckers Outdoor Corporation - Ugg, Deere & Company, Deere & Company - John Deere Credit, Del Monte Foods Company, Del Monte Foods Company - Consumer Products, Del Monte Foods Company - Pet Products, Delta Dental of Michigan, Ohio, and Indiana, Denny's Corporation, Denver Health & Hospital Authority, DePaul University, Devon Energy, DeVry, Inc., Dex One, Dick's Sporting Goods, Diebold, Incorporated, DIRECTV, Inc., Discovery Communications, Disney Consumer Products, DLA Piper US, LLP, Dockwise USA, Dockwise USA - ODL, Dockwise USA - OKI, Doherty Employment Group, Dole Food Company, Inc., Dollar General Corporation, Dollar Thrifty Automotive Group, Dominion Resources, Inc., Dominion Resources, Inc. - Dominion Energy, Dominion Resources, Inc. - Dominion Generation, Dominion Resources, Inc. - Dominion Virginia Power, Domino's Pizza, Inc., Domtar Corporation, Dorsey & Whitney LLP, Dow Jones and Company, DPL Inc., Dresser-Rand Group Inc., Dresser-Rand Group Inc. - Dresser-Rand New Equipment, Dresser-Rand Group Inc. - Dresser-Rand Product Services, Dresser-Rand Group Inc. - Field Operations, Dresser-Rand Group Inc. - NAO, DSC Logistics, DST Systems, Inc., DSW, Inc., Duke University and School of Medicine, Dunkin' Brands, Inc., Duquesne Light Holdings, Inc., E. I. du Pont de Nemours and Company, E.ON U.S., Early Warning Services, EDFUND, Edison Mission Energy, Education Management Corporation, Educational Testing Service (ETS), Edward Jones, Edwards Lifesciences, LLC, Elizabeth Arden, Inc., Elkay Manufacturing Company, Elster AMCO Water, Inc., Elster American Meter Company, Elster Electricity LLC, EMCOR Group, Inc., Employers Insurance Group, Employers Mutual Casualty Company, Energen Corporation, Energen Corporation - Alabama Gas Corporation, Energen Corporation - Energen Resources Corporation, Energy Future Holdings Corporation, Energy Future Holdings Corporation - Luminant, Energy Future Holdings Corporation - TXU Energy, ENSCO International, Inc., ENSCO International, Inc. - Deepwater Business Unit, ENSCO International, Inc. - North & South America Business Unit, Entergy, Entergy - Non-Regulated, Entergy - Regulated, Enterprise Products Partners L.P., EOG Resources, Inc., Equifax Inc., Equity Office Management, L.L.C., Equity Residential, Erickson Retirement Communities, Erickson Retirement Communities - Ann's Choice, Erickson Retirement Communities - Cedar Crest, Erickson Retirement Communities - Linden Ponds, Erickson Retirement Communities - Maris Grove, Erie Insurance Group, Essilor of America, Estee Lauder Companies, Inc., Esurance, Inc., Exact Software North America LLC, Excellus BlueCross BlueShield, Excellus BlueCross BlueShield - CNY Region, Excellus BlueCross BlueShield - Utica Region, Excellus BlueCross BlueShield - WNY Region, Exel, a DPWN Company, Exelon Corporation, Exempla Healthcare, Inc., Experian Group - Americas, Express Scripts, Inc., Faegre & Benson, LLP, Fairview Health Services, Fairview Health Services - Southwest Care System, Farm Credit Bank of Texas, Farm Credit West, Farmland Foods, Inc., FBL Financial Group, Inc., FCCI Insurance Group, Federal Home Loan Bank of Atlanta, Federal Home Loan Bank of Dallas, Federal Home Loan Bank of Pittsburgh, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Boston, Federal Reserve Bank of Chicago, Federal Reserve Bank of Dallas, Federal Reserve Bank of Philadelphia, Federal Reserve Bank of Richmond, Federal Reserve Bank of San Francisco, Federal Reserve Bank of San Francisco - Los Angeles Branch, Federal Reserve Bank of San Francisco - Seattle Branch, Federal Reserve Bank of St. Louis, Federal Reserve Information Technology, Federal Reserve Information Technology - EROC, Federal-Mogul Corporation, Federal-Mogul Corporation - Aftermarket, Federal-Mogul Corporation - Powertrain Energy, Federal-Mogul Corporation - Vehicle Safety and Protection Group, Federated Investors, FedEx Express, FedEx Global Supply Chain Services, FedEx Ground, FedEx Office, FedEx Services, FEI Company, Fender Musical Instruments, Fenwal, Inc., Fenwick & West, LLP, Ferguson Enterprises, Inc., Ferrellgas, Ferrero USA, Fidelity Investments, Fifth Third Bank, Fifth Third Bank - Commercial Loans, Fifth Third Bank - Consumer Banking, Fifth Third Bank - Investment Advisors, Fifth Third Bank - Mortgage, Fifth Third Bank - Retail Banking, FINRA, Fireman's Fund Insurance Company, First American Corporation, First Citizens Bank of South Carolina, First Commonwealth Financial Corporation, First Data Corporation, First Data Corporation - Financial Services, First Data Corporation - Retail & Alliance Services, First Midwest Bank, Inc., First National Bank of Omaha, First Solar, First-Citizens Bank & Trust Company, FirstEnergy Corporation, FirstEnergy Corporation - FES, FirstEnergy Corporation - Jersey Central Power & Light (JCP&L), FirstEnergy Corporation - Metropolitan Edison (MET-ED), FirstEnergy Corporation - Ohio Edison, FirstEnergy Corporation - Pennsylvania Electric Co. (PENELEC), FirstEnergy Corporation - The Cleveland Electric Illuminating Company, FirstEnergy Corporation - Toledo Edison, FirstGroup America, Fiserv, Inc., Fiskars Brands, Inc., Fiskars Brands, Inc. - Outdoor Recreation, Fletcher Allen Health Care, Flowserve Corporation, Fluor Corporation, Fluor Corporation - Energy & Chemicals, Fluor Corporation - Fluor Government Group, Fluor Corporation - Global Services, Fluor Corporation - Industrial & Infrastructure, Fluor Corporation - Power, Focus on the Family, Follett Corporation, Follett Corporation - BWI, Follett Corporation - Follett Digital Resources, Follett Corporation - Follett Educational Services, Follett Corporation - Follett Higher Education Group, Follett Corporation - Follett Interactive Constructs Inc., Follett Corporation - Follett Library Resources, Follett Corporation - Follett Software Company, Follett Corporation - Follett Tetra Data Corporation, Follett Corporation - Fourteen40, Inc., Follett Corporation - FTSIG, Foot Locker, Inc., Forest City Enterprises, Forest Laboratories, Inc. - Forest Pharmaceuticals, Inc., Fortune Brands, Inc., Fortune Brands, Inc. - Beam Global Spirits & Wine, Fortune Brands, Inc. - Therma-Tru, Fox Networks Group, Fox Networks Group - Fox Broadcasting, FPL Group, FPL Group - Florida Power & Light, FPL Group - NextEra Energy Resources, Franklin International, Freedom Communications, Inc., Fremont Group, Fresenius Medical Care NA, Froedtert & Community Health, Froedtert & Community Health - Froedtert Memorial Lutheran Hospital, G&K Services, Inc., Gardner Denver, Gardner Denver - Emco Wheaton, Gardner Denver - Industrial Products Group, Gardner Denver - Nash Division, Gardner Denver - Petroleum & Industrial Pumps, Gardner Denver - Thomas Division, GATX Corporation, Gazette Communications, GE Healthcare, GEICO, Geisinger Health System, Geisinger Health System - Geisinger Health Plan, Geisinger Health System - Geisinger Wyoming Valley Medical Center, GenCorp, Inc., GenCorp, Inc. - Aerojet General Corporation, General Dynamics Information Technology, General Dynamics Information Technology - Army Solutions, General Dynamics Information Technology - Civil & Homeland Security, General Dynamics Information Technology - Global Information Service, General Dynamics Information Technology - Intelligence Solutions, General Dynamics Information Technology - Navy & Air Force Systems, General Nutrition, Inc., General Nutrition, Inc. - Greenville, Generali USA Life Reassurance Company, Gentiva Health Services, Georgetown University, Georgia Institute of Technology, GeoVera Holdings, Inc., Gerdau Ameristeel, Giant Eagle, Inc., Gibraltar Industries, Inc., Gibraltar Industries, Inc. - Air Vent, Inc., Gibraltar Industries, Inc. - Alabama Metal Industries Corp., Gibraltar Industries, Inc. - Appleton Supply Co., Gibraltar Industries, Inc. - Dot Metal Products, Gibraltar Industries, Inc. - Florence, Gibraltar Industries, Inc. - Gibraltar Strip Steel, Gibraltar Industries, Inc. - Noll/NorWesco, Gibraltar Industries, Inc. - Solar Group, Gibraltar Industries, Inc. - Southeastern Metals, Gibraltar Industries, Inc. - United Steel Products, Gibraltar Industries, Inc. - WeatherGuard Building Products, Givaudan US, GKN America Corporation, GKN America Corporation - GKN Aerospace North America, Inc., GKN America Corporation - GKN Aerospace, Chemtronics, Inc., GKN America Corporation - GKN Aerospace, Propulsion Systems & Special Products, GKN America Corporation - GKN Aerospace, Transparency Systems, Inc., GKN America Corporation - GKN Driveline North America, Inc., GKN America Corporation - GKN Sinter Metals, Inc., GKN America Corporation - Hoeganaes Corporation, Glatfelter, Global Payments, Inc., GMAC, LLC, GMAC, LLC - Auto Finance, GMAC, LLC - Commercial Finance, GMAC, LLC - Insurance, GMAC, LLC - ResCap, Golden Horizons LLC, Golden Horizons LLC - Golden Innovations, Golden Horizons LLC - Golden Innovations, AEGIS, Golden Horizons LLC - Golden Innovations, Asera Care LLC, Golden Horizons LLC - Golden Living Center Division 1, Golden Horizons LLC - Golden Living Center Division 3, Golden Horizons LLC - Golden Living Center Division 4, Golden Horizons LLC - Golden Living Center Division 9, Golden Horizons LLC - Golden Living LLC, Golub Corporation, Goodrich Corporation, Goodrich Corporation - Actuation and Landing System, Goodrich Corporation - Electronic Systems, Goodrich Corporation - Nacelles and Interior Systems, Government Employees Hospital Association, Inc., Graco Inc., Grady Health System, Graham Packaging Company, Grange Mutual Casualty Company, Grant Thornton LLP, Great American Financial Resources, Inc. - Great American Property and Casualty Insurance Company, Greater Harris County 9-1-1 Emergency Network, Great-West Life & Annuity, Greenberg Traurig, PA, Greene, Tweed & Co., Greenheck Fan Corporation, Greyhound Lines, Inc., Greystar, Group Health Cooperative, Guitar Center, Inc., H. J. Heinz Company, H. J. Heinz Company - Heinz North America, H. J. Heinz Company - North American Consumer Products, H. J. Heinz Company - US Foodservice, H. Lee Moffitt Cancer Center & Research Institute, Hancock Holding Company - Hancock Bank of Alabama, Hancock Holding Company - Hancock Bank of Louisiana, Hancock Holding Company - Hancock Bank of Mississippi, Hanesbrands, Inc., Hannaford Bros. Co., Harley-Davidson, Inc., Harman International Industries Inc., Harris Associates L.P., Harris County Auditor's Office, Harris County Hospital District, Harris Teeter, Inc., Harsco Corporation, Harsco Corporation - Air-X-Changers, Harsco Corporation - Harsco Track Technologies, Harsco Corporation - IKG Industries, Harsco Corporation - Minerals, Harsco Corporation - MultiServ, Harsco Corporation - Patent Construction Systems, Harsco Corporation - Patterson-Kelley, Hartford HealthCare Corporation, Harvard Pilgrim Health Care, Harvard University, Harvard Vanguard Medical Associates, Hastings Mutual Insurance Company, Hawaiian Electric Company, HCA, HD Supply, Inc., Health Net, Inc., Health Net, Inc. - Health Net of Oregon, Health New England, Health Partners, HealthEast Care System, HealthPartners, HealthSpring, Inc., Healthways, Inc., H-E-B, Helmerich & Payne, Inc., Hendrick Medical Center, Henkel Corporation, Henkel Corporation - Consumer Goods, Henry Ford Health System, Henry Ford Health System - Henry Ford Hospital, Henry Ford Health System - Macomb Hospital, Warren Campus, Henry Ford Health System - Wyandotte Hospital, Herbalife Ltd., Herman Miller, Inc., High Liner Foods Inc., Highlights for Children, Highmark, Highmark - Gateway Health Plan, Highmark - Insurance Group, Highmark - Medicare Services, Highmark - UCCI, HighMount Exploration & Production LLC, Hilti, Inc. (North America), Hilton Hotels Corporation , Hilton Hotels Corporation - Owned or Operated Americas, Hines Interests, LLP, HNI Corporation, HNI Corporation - Allsteel, HNI Corporation - Gunlocke, HNI Corporation - HBF, HNI Corporation - Hearth & Home Technologies, HNI Corporation - HNI International, HNI Corporation - HON Company, HNI Corporation - MacThrift, HNI Corporation - Maxon, HNI Corporation - Omni, HNI Corporation - Paoli, HNTB Companies, Hoag Hospital, Holiday Retirement, Holy Spirit Hospital, Horizon Blue Cross Blue Shield of New Jersey, Hormel Foods Corporation, Hormel Foods Corporation - Affiliated BU's, Hormel Foods Corporation - Farmer John, Hormel Foods Corporation - Foodservice, Hormel Foods Corporation - Grocery Products, Hormel Foods Corporation - Hormel Foods International Corporation, Hormel Foods Corporation - Jennie-O Turkey Store, Hormel Foods Corporation - Refrigerated Foods, Hormel Foods Corporation - Specialty Foods, Hospital Sisters Health System, Hostess Brands, Inc., Houghton Mifflin Company, Houghton Mifflin Company - K12, Houghton Mifflin Company - Riverside Publishing, Houghton Mifflin Company - Trade, HSBC-North America, Hu-Friedy Manufacturing Company, Inc., Humana, Inc., Hunt Consolidated, Hunt Consolidated - Hunt Investments, Hunt Consolidated - Hunt Oil Company, Hunt Consolidated - Hunt Realty, Hunter Douglas Inc., Huntington Bancshares Incorporated, Hunton & Williams, LLP, Husky Injection Molding Systems Ltd. - US, Hyatt Hotels Corporation, Hyundai Information Service North America, Idaho Power Company, Illinois Municipal Retirement Fund, IMAX Corporation, IMAX Corporation - DKP 70MM, Inc., IMAX Corporation - Filmed Entertainment Division, IMC, Inc., IMS Health, IMS Health - Americas Region, IMS Health - Business Line Management, IMS Health - Business Transformation Services, IMS Health - Consulting & Services, IMS Health - Customer Delivery & Development, IMS Health - Payer & Government, Independent Health Association, Inc., Indiana Farm Bureau Insurance, Indiana University - Bloomington, Indiana University-Purdue University Indianapolis, Indianapolis Public Schools, ING North America Insurance Corporation - US Financial Services, Ingersoll-Rand Company Limited, Ingersoll-Rand Company Limited - Climate Solutions, Ingersoll-Rand Company Limited - Residential Systems, Ingram Industries, Inc., Ingram Micro, Inc., Ingram Micro, Inc. - Latin America, Ingram Micro, Inc. - North America, Intelsat Global Service Corporation, Intelsat Global Service Corporation - Intelsat General, InterContinental Hotels Group Americas, Intermountain Health Care, Inc., Intermountain Health Care, Inc. - Dixie Regional Medical Center, Intermountain Health Care, Inc. - Home Care Services, Intermountain Health Care, Inc. - Intermountain Medical Center, Intermountain Health Care, Inc. - Logan Regional Hospital, Intermountain Health Care, Inc. - McKay-Dee Hospital, Intermountain Health Care, Inc. - Medical Group, Intermountain Health Care, Inc. - Park City Medical Center, Intermountain Health Care, Inc. - Primary Children's Hospital, Intermountain Health Care, Inc. - SelectHealth, Intermountain Health Care, Inc. - Utah Valley Regional Medical Center, International Dairy Queen, Inc., International Game Technology , International Imaging Materials, Inc., International Paper Company, Invensys Controls, Invesco Ltd., Investment Company Institute, Iron Mountain Incorporated, ISO, Itochu International, Inc. North America, ITT Educational Services, Inc., ITT Industries, AES, ITT Systems Corporation, J. C. Penney Company, Inc., J.R. Simplot Company, J.R. Simplot Company - Agribusiness Group, J.R. Simplot Company - Food Group, J.R. Simplot Company - Land & Livestock, Jabil Circuit, Inc., Jacobs Engineering Group, Inc., Jacobs Engineering Group, Inc. - Asia, Jacobs Engineering Group, Inc. - Eastern Region, Jacobs Engineering Group, Inc. - GBNA, Jacobs Engineering Group, Inc. - Global Construction Services, Jacobs Engineering Group, Inc. - Global Field Services, Jacobs Engineering Group, Inc. - Jacobs Infrastructure, UK, Jacobs Engineering Group, Inc. - Jacobs Northern Region, Jacobs Engineering Group, Inc. - Jacobs Southern Region, Jacobs Engineering Group, Inc. - NAI East, Jacobs Engineering Group, Inc. - NAI West, Jacobs Engineering Group, Inc. - UK Ireland, Jacobs Engineering Group, Inc. - Western Region, James City County Government, Janus Capital Group, Jefferson County Public Schools, Jefferson Wells International, JetBlue Airways, JM Family Enterprises, JM Family Enterprises - World Omni Financial Corp., Jo-Ann Fabric & Craft Stores Inc., Jockey International, Inc., John Hancock Financial Services, Inc., John Wiley & Sons, Inc., Johns Hopkins HealthCare, LLC, Johns Manville, Johnson Controls, Inc., Johnson Financial Group, Jones Lang LaSalle, Jostens, Inc., Jostens, Inc. - Memory Book Division, Jostens, Inc. - Scholastic/Grad Prod/College/Jewelry Division, Judicial Council of California, Kaiser Permanente, Kaiser Permanente - Colorado Region, Kaiser Permanente - Georgia Region, Kaiser Permanente - Hawaii Region, Hospitals, Kaiser Permanente - Mid-Atlantic Region, Kaiser Permanente - Mid-Atlantic Region, Non Hospital Facilities, Kaiser Permanente - Northern California, Non Hospital Facilities, Kaiser Permanente - Northwest Region, Non Hospital Facilities, Kaiser Permanente - Ohio Region, Kaiser Permanente - Southern California Region, Kaleida Health - Women & Children's Hospital of Buffalo, Kaleida Health Corporate Offices, Kamehameha Schools, Katun Corporation, KBR, Inc., KBR, Inc. - BE&K Building Group, KBR, Inc. - BE&K Construction, KBR, Inc. - BE&K Federal Services, KBR, Inc. - Downstream, KBR, Inc. - Government & Infrastructure, KBR, Inc. - Government & Infrastructure, Design & Construction, KBR, Inc. - Government & Infrastructure, Operations Management & Logistics, KBR, Inc. - IGP, Power, KBR, Inc. - Management & Engineering, KBR, Inc. - Petrochemicals, KBR, Inc. - Refining, KBR, Inc. - Services, KBR, Inc. - Services, US Construction Operations, KBR, Inc. - Services, US Industrial Services, KBR, Inc. - Technology, KBR, Inc. - Upstream, KBR, Inc. - Upstream, Gas Monetization, KBR, Inc. - Upstream, Oil & Gas, KBR, Inc. - Ventures, Kellogg Company, Kellogg Company - Frozen Foods, Kellogg Company - International, Kellogg Company - Kashi, Kellogg Company - Keebler Division, Kellogg Company - Morning Foods, Kellogg Company - North America, Kellogg Company - Snacks, Kellogg Company - US, Kelsey-Seybold Clinic, Kemper Auto and Home Group, Kentucky Lottery Corporation, Kerry, Inc. US, Kewaunee Scientific Corporation, KeyCorp, Kforce Inc., KIK Custom Products, Kimberly-Clark Corporation, Kimberly-Clark Corporation -  Professionals North America, Kimberly-Clark Corporation - Consumer Tissue, Kimberly-Clark Corporation - Family Care, Kimberly-Clark Corporation - Family Care North America, Kimberly-Clark Corporation - Global Nonwovens, Kimberly-Clark Corporation - Healthcare Group, Kimberly-Clark Corporation - K-C Professionals, Kimberly-Clark Corporation - Latin America & Other, Kimberly-Clark Corporation - North Atlantic Consumer Products, Kimberly-Clark Corporation - Personal Care, Kindred Healthcare, Inc., Kindred Healthcare, Inc. - Health Services Division, Kindred Healthcare, Inc. - Hospital Division, Kindred Healthcare, Inc. - Peoplefirst Rehabilitation Division, Kiwanis International, Inc., Kohler Company, Kohler Company - Ann Sacks, Kohler Company - Baker, Kohler Company - Engines, Kohler Company - Global Faucets, Kohler Company - Global Power Group, Kohler Company - Hospitality & Real Estate Group, Kohler Company - Interiors Group, Kohler Company - Kitchen & Bath, Kohler Company - Kohler Rental Power, Kohler Company - Mark David, Kohler Company - McGuire Furniture Company, Kohler Company - Plumbing Americas, Kohler Company - Power Systems Business, Kohler Company - Robern, Kohl's Corporation, Kone, Inc. (USK) US, Kone, Inc. (USK) US - Escalator Supply Moline, Kyocera America, Inc., L.L.Bean, Inc., Laboratory Corporation of America, Lance, Inc., Land O'Lakes, Inc., LANXESS Corporation US, Latham & Watkins LLP, Laureate Education, Inc., Laureate Education, Inc. - Kendall College, Laureate Education, Inc. - Laureate Higher Education Group, Laureate Education, Inc. - Laureate Latin America, Laureate Education, Inc. - New School of Architecture and Design, Laureate Education, Inc. - Walden University, Legacy Health, Legal & General America, Inc., Lehigh Valley Hospital and Health Network, Lennox International, Inc., Lennox International, Inc. - Advanced Distributor Products, Lennox International, Inc. - Alllied Air, Lennox International, Inc. - Hearth Products, Lennox International, Inc. - LI Residential, Lennox International, Inc. - LII Commercial H&A, Lennox International, Inc. - LII Residential H&A, Lennox International, Inc. - NAS, Lennox International, Inc. - North America Commercial, Lennox International, Inc. - Refrigeration (WWR), Lennox International, Inc. - Service Experts, Leo Burnett Worldwide, Inc. - Arc Worldwide, Leo Burnett Worldwide, Inc. - Leo Burnett USA, Leprino Foods Company, Level 3 Communications, LexisNexis Group, LG Electronics USA, Inc., Liberty Mutual Group, Liberty Mutual Group - Agency Markets, Liberty Mutual Group - Commercial Markets, Liberty Mutual Group - Liberty International, Liberty Mutual Group - Personal Markets, LifeBridge Health - Sinai Hospital of Baltimore, Limited Brands, Inc., Limited Brands, Inc. - Bath And Body Works, Limited Brands, Inc. - Victoria Secret Direct, Limited Brands, Inc. - Victoria's Secret Stores, Lindt & Sprungli (USA) Inc., Link-Belt Construction Equipment Company, Livingston International Inc., Loews Corporation, Loews Corporation - Loews Hotels, Lonza North America Inc., Lonza North America Inc. - Biologics, Lonza North America Inc. - Rockland, Lonza North America Inc. - Walkersville, Lorillard Inc., Los Angeles Community College District, Los Angeles Unified School District, Louisiana Legislative Auditor, Louisiana-Pacific Corporation, Lower Colorado River Authority, Lower Colorado River Authority - Transmission Services, Lower Colorado River Authority - Water Services, Lower Colorado River Authority - Wholesale Power Services, LPL Financial, Lubrizol Corporation, Lubrizol Corporation - Lubrizol Additives, Lubrizol Corporation - Lubrizol Advanced Materials, Luck Stone Corporation, Luck Stone Corporation - Charles Luck Stone Centers, Luck Stone Corporation - Construction Aggregate Division, Luvata Franklin, Inc., Luxottica Retail US, M&T Bank Corporation, Macy's, Inc. - Macy's Systems and Technology, Magellan Health Services, Magellan Health Services - Missouri, Magellan Midstream Holdings, LP, Magellan Midstream Holdings, LP - Pipeline/Terminal Division, Magellan Midstream Holdings, LP - Transportation, Main Line Health, Inc., Main Line Health, Inc. - Bryn Mawr Hospital, Main Line Health, Inc. - Bryn Mawr Rehabilitation Hospital, Main Line Health, Inc. - Jefferson Home Care, Main Line Health, Inc. - Main Line Health Laboratories, Inc., Main Line Health, Inc. - Paoli Hospital, Main Line Health, Inc. - Riddle Memorial Hospital, Main Line Health, Inc. - The Lankenau Hospital, Main Street America Group, Malcolm Pirnie, Inc., Manpower, Inc. - Manpower US, Maricopa Integrated Health Systems, Maritz, Inc., Markem-Imaje, Marriott International, Marriott International - Marriott Vacation Club International, Mars North America - Mars Food US, Mars North America - Mars Petcare US, Mars North America - Mars Snackfood US, Marshall & Ilsley Corporation, Marshall & Ilsley Corporation - M & I Trust, Marshall & Ilsley Corporation - Marshall & Ilsley Bank, Marshfield Clinic, Martek Biosciences Corporation, Martha Jefferson Hospital, Mary Kay, Inc., Maryland Procurement Office, MassMutual Life Insurance Company, MasterCard Incorporated, Matson Navigation Company - Matson Integrated Logistics, Mattel, Inc., Mattel, Inc. - American Girl, Mattel, Inc. - Fisher Price, Maxum Petroleum, Maxum Petroleum - General Petroleum, Maxum Petroleum - Petroleum Products, Inc., Maxum Petroleum - Simons Petroleum, Mayo Foundation - Mayo Clinics (Rochester/Scottsdale/Jacksonville), McCormick & Company, Inc., McCormick & Company, Inc. - Consumer Products Group, McCormick & Company, Inc. - Industrial Group, McDonald's Corporation, MCG Health, Inc., McKesson Corporation, McKesson Corporation - McKesson Distribution Solutions, McKesson Corporation - McKesson Technology Solutions, MDU Resources Group, Inc., MDU Resources Group, Inc. - WBI Holdings, Inc., MeadWestvaco Corporation, MeadWestvaco Corporation - Calmar, MeadWestvaco Corporation - Community Development & Land Management, MeadWestvaco Corporation - Consumer Solutions Group, MeadWestvaco Corporation - Packaging Resources Group, MeadWestvaco Corporation - Specialty Chemicals, Medco Health Solutions, Inc., Medical College of Wisconsin, MedPlus, Inc., Memorial Sloan-Kettering Cancer Center, Mercury Insurance Group, Meredith Corporation, MetalTek International, Methodist Health System, MetLife, Metropolitan Transit Authority, MF Global, MFS Investment Management, M-I SWACO, Miami University, Michael Baker Corporation, Michelin North America, Inc., Michelin North America, Inc. - DPLS, Michelin North America, Inc. - Michelin Americas Research Corp., Michelin North America, Inc. - PL, Michelin North America, Inc. - TC, MillerCoors LLC, Mills-Peninsula Health Services, Minnesota Public Radio, Mirant Corporation, Mitsui & Co. (USA), Inc., Modern Woodmen of America, Mohawk Industries Inc., Molex, Molex - Commercial Products Division, Molex - Integrated Products Division, Molex - Sales & Marketing Division, Molex - Transportation Products, Molson Coors Brewing Company, Moneris Solutions Inc., MoneyGram International, Inc., Moore & Van Allen, PLLC, Morgan, Lewis & Bockius LLP, Morrison & Foerster, LLP, Mortgage Guaranty Insurance Corporation, MSCI Inc., MTS Systems Corporation, MTS Systems Corporation - Sensors, MTS Systems Corporation - Test Division, Munich Reinsurance America, Inc., Mutual of Enumclaw Insurance Company, Mutual of Omaha, Mutual of Omaha - Mutual of Omaha Bank, MWH Global, Inc., MWI Veterinary Supply, Inc., Nalco Holding Company, Nash-Finch Company, National Association of Home Builders, National Church Residences, National Church Residences - NCR Health Care Division, National Church Residences - NCR Housing Division, National Futures Association, National Renewable Energy Laboratory, National Rural Electric Cooperative Association, National Rural Telecommunications Cooperative, National Rural Utilities Cooperative Finance Corporation (NRUCFC), National-Louis University, Nationwide Insurance, Nature's Sunshine Products, Nautilus, Inc., Navarre Corporation, Navarre Corporation - Encore, Navarre Corporation - FUNimation, Navigant Consulting, Inc., Navistar, Inc., Navy Exchange Service Command (NEXCOM), NCCI Holdings, Inc., NCH Corporation, NCO Financial Systems, Inc., Neighborhood Health Plan of Rhode Island, Nestlé USA, Inc., Nestlé USA, Inc. - Beverage Division, Nestlé USA, Inc. - Buitoni, Nestlé USA, Inc. - Confections & Snacks Division, Nestlé USA, Inc. - Nestlé Prepared Foods Company, Nestlé USA, Inc. - Nestlé Professionals, Nestlé USA, Inc. - Nestlé Sales, NetJets, Inc. - NetJets Aviation, Inc., NetJets, Inc. - NetJets International, NetJets, Inc. - NetJets Services, Inc., NetJets, Inc. - NJ Executive Services, New York Life Insurance Company, New York State Catholic Health Plan, d/b/a Fidelis Care New York, New York University, Newmont Mining Corporation, NewPage Group, Inc., NewYork Presbyterian Healthcare System, Nexen Petroleum USA, Inc., NiSource Inc., NiSource Inc. - Columbia Gas of Ohio, NiSource Inc. - Transmission Corporation, Noble Corporation, Norfolk Southern Corporation, North Memorial Health Care, Northern Arizona University, Northern Trust Corporation, NorthShore University HealthSystem, Northwestern Mutual, Northwestern University, Novant Health, Inc., Novartis Animal Health US, Inc., Novartis US - CIBA Vision Corporation , Novartis US - Novartis Consumer Health (OTC) - NA, Novo Nordisk Inc., NuStar Energy LP, Nutricia North America, NYU Langone Medical Center, Oakland County Government, Oakwood Healthcare, Inc., Océ Business Services, Ocean Spray Cranberries, Inc., Office Depot, OfficeMax Incorporated, OGE Energy Corporation, Oglethorpe Power Corporation, Ohio Police and Fire Pension Fund, OhioHealth, Ohly Americas, Oil States Industries, Inc.- Arlington, Old Dominion Electric Cooperative, Old Dominion University Research Foundation, Old National Bancorp, O'Melveny & Myers LLP, OneBeacon Insurance, ONEOK, Inc., ONEOK, Inc. - Kansas Gas Services Division, ONEOK, Inc. - Oklahoma Natural Gas Division, ONEOK, Inc. - ONEOK Energy Services Company, ONEOK, Inc. - ONEOK Partners, ONEOK, Inc. - Texas Gas Services Division, Orange County Government, Orange County's Credit Union, Orbital Sciences , Orica USA Inc., Orrick, Herrington & Sutcliffe, LLP, OSI Industries, LLC, OSI Industries, LLC - Oakland Facility, OSI Industries, LLC - West Chicago Facility , Otter Tail Corporation, Owens Corning, PACCAR, PACCAR - Dynacraft, PACCAR - ITD, PACCAR - Kenworth , PACCAR - Kenworth Chillicothe, PACCAR - Kenworth Renton, PACCAR - PACCAR Engine Company, PACCAR - PACCAR Financial, PACCAR - PACCAR International, PACCAR - PACCAR Leasing, PACCAR - Parts, PACCAR - Peterbilt, PACCAR - Peterbilt Division, PACCAR - Technical Center, PACCAR - Winch, Pacific Life Insurance Company, Packaging Corporation of America, Packaging Corporation of America - Containerboard, Packaging Corporation of America - Corrugated, Pall Corporation, Pall Corporation - Life Sciences, Palmetto Health, Palos Community Hospital, Panduit Corporation, Panduit Corporation - Network Systems Division, Papa John's International, Inc., Paramount Pictures, Park Nicollet Health Services, Parker Hannifin Corporation, Parker Hannifin Corporation - Aerospace Group, Parker Hannifin Corporation - Automation Group, Parker Hannifin Corporation - Climate and Industrial Controls Group, Parker Hannifin Corporation - Filtration Group, Parker Hannifin Corporation - Fluid Connectors Group, Parker Hannifin Corporation - Hydraulics Group, Parker Hannifin Corporation - Instrumentation Group, Parker Hannifin Corporation - Seal Group, Parkland Health & Hospital System, Parkview Health, Parsons Brinckerhoff, Parsons Corporation, Parsons Corporation - Commercial Technology Group, Parsons Corporation - Infrastructure & Technology Group, Parsons Corporation - Transportation Group, Parsons Corporation - Water & Infrastructure Group, Partner Reinsurance Company of the U.S., Passport Health Communications, Inc., Patterson Companies, Patterson Companies - Patterson Dental, Patterson Companies - Patterson Medical, Patterson Companies - Webster Veterinary, Peabody Energy Corporation, Peabody Energy Corporation - New Mexico Employment Resources, Peabody Energy Corporation - Peabody Employment Services LLC, Peabody Energy Corporation - Peabody Midwest Management Services LLC, Peabody Energy Corporation - Peabody Powder River Services LLC, Peabody Energy Corporation - Peabody Rocky Mountain Management Services LLC, PeaceHealth, PeaceHealth - Lower Columbia Religion, PeaceHealth - Oregon Region, PeaceHealth - Whatcom Region, Pearson Education, Pearson Education - Pearson School Systems, Peet's Coffee & Tea, Pegasus Solutions, Pentair, Inc., Pentair, Inc. - Aurora Pump, Pentair, Inc. - Everpure, LLC, Pentair, Inc. - Pentair Water, Ashland Operations, Pentair, Inc. - Sta-Rite, LLC, Pentair, Inc. - Technical Products (Hoffman), People's United Bank, Pepco Holdings, Inc., Performance Food Group, Performance Food Group - AFFLINK, Personnel Board of Jefferson County, PETCO Animal Supplies, Inc., Pharmaceutical Product Development, Inc., Pharmavite, LLC, PharMerica, Inc., PHH Arval, Philips North America, Philips North America - Consumer Lifestyles, Philips North America - Healthcare, Philips North America - Healthcare Clinical Care Systems, Philips North America - Healthcare Imaging Systems, Philips North America - Healthcare Informatics/Patient Monitoring, Philips North America - Home Healthcare Solutions, Philips North America - Lighting, Phillips-Van Heusen Corporation, Phillips-Van Heusen Corporation - Calvin Klein, Phillips-Van Heusen Corporation - Dress Shirt, Phillips-Van Heusen Corporation - GH Bass, Phillips-Van Heusen Corporation - GSC, Phillips-Van Heusen Corporation - Izod Retail, Phillips-Van Heusen Corporation - PVH Sportswear, Phillips-Van Heusen Corporation - Superba/Insignia, Phillips-Van Heusen Corporation - Van Heusen Retail, Phoenix Companies, Phoenix Companies - Goodwin Capital Advisors, PHOENIX Process Equipment Company, Physiotherapy Associates, Pier 1 Imports, Inc., Pinnacle West Capital Corporation, Pioneer Hi-Bred International, Inc., Pitney Bowes, Inc., Plains Exploration & Production Company, Playboy Enterprises, Inc., Plum Creek Timber Company, Inc., PNC Financial Services Group, Inc., Polymer Technologies, PolyOne Corporation, Port Authority of Allegheny County, Port of Portland, Port of Seattle, Potlatch Corporation, Premera Blue Cross, Pressure Chemical Co., PricewaterhouseCoopers, Pride International, Prime Therapeutics LLC, Principal Financial Group, Principal Financial Group - Health Division, Printpack, Inc., PrivateBancorp, Inc., ProBuild Holdings, Inc., Progress Energy, Progressive Corporation, Protective Life Corporation, Protective Life Corporation - Asset Protection Division, Protective Life Corporation - Life & Annuity Division, Providence Health & Services, Providence Health & Services - Holy Family Hospital, Providence Health & Services - Little Company of Mary Hospital, Providence Health & Services - Little Company of Mary San Pedro Hospital, Providence Health & Services - Physicians Division, Providence Health & Services - Providence Alaska Medical Center, Providence Health & Services - Providence Alaska Region, Providence Health & Services - Providence California Region, Providence Health & Services - Providence Centralia Hospital, Providence Health & Services - Providence Everett Medical Center, Providence Health & Services - Providence Health Plans, Providence Health & Services - Providence Holy Cross Medical Center, Providence Health & Services - Providence Hood River Memorial Hospital, Providence Health & Services - Providence Medford Medical Center, Providence Health & Services - Providence Milwaukie Hospital, Providence Health & Services - Providence Newberg Hospital, Providence Health & Services - Providence Oregon Region, Providence Health & Services - Providence Portland Medical Center, Providence Health & Services - Providence Seaside Hospital, Providence Health & Services - Providence St. Joseph Medical Center, Providence Health & Services - Providence St. Vincent Medical Center, Providence Health & Services - Providence Tarzana Medical Center, Providence Health & Services - Providence Washington/Montana Region, Providence Health & Services - St. Mary Medical Center, Walla Walla, Providence Health & Services - St. Patrick Hospital, Providence Health & Services - Willamette Falls Medical Center, Providence Health System in Oregon, Providence Health System in Oregon - Providence Hood River Hospital, Providence Health System in Oregon - Providence Medford Medical Center, Providence Health System in Oregon - Providence Newberg Hospital, Providence Health System in Oregon - Providence Portland Medical Center, Providence Health System in Oregon - Providence Seaside Hospital, Providence Health System in Oregon - Providence St. Vincent Medical Center, Providence Health System in Oregon - Providence Willamette Falls Medical Center, Prudential Financial, Inc., PSC - Environmental Services Division, PSC - Industrial Services Division, PSCU Financial Services, Public Company Accounting Oversight Board, Publix Super Markets, Inc., Publix Super Markets, Inc. - Atlanta Region, Publix Super Markets, Inc. - Jacksonville Region, Publix Super Markets, Inc. - Lakeland Region, Publix Super Markets, Inc. - Miami Region, Puget Sound Energy, Pulte Homes, Inc., Pulte Homes, Inc. - California Group, QBE The Americas, Qualcomm, Inc., Quest Diagnostics, Quest Diagnostics - Atlanta, Quest Diagnostics - Auburn Hills, Quest Diagnostics - Baltimore, Quest Diagnostics - Cincinnati, Quest Diagnostics - Dallas, Quest Diagnostics - Denver, Quest Diagnostics - Gulf Coast, Quest Diagnostics - Kansas, Quest Diagnostics - Las Vegas, Quest Diagnostics - New York/New Jersey, Quest Diagnostics - Nichols Chantilly, Quest Diagnostics - Nichols SJC, Quest Diagnostics - Northern California, Quest Diagnostics - Oklahoma, Quest Diagnostics - Philadelphia, Quest Diagnostics - Pittsburgh, Quest Diagnostics - Seattle & Portland, Quest Diagnostics - South Florida, Quest Diagnostics - Southern California, Quest Diagnostics - Tampa, Quest Diagnostics - Wallingford, Quest Diagnostics - Wooddale, Questar Corporation, Questar Corporation - Questar Gas, Questar Corporation - Questar Pipeline, Quintiles, QVC, Inc., Qwest Communications International, Inc., Qwest Communications International, Inc. - Business Markets Group, Qwest Communications International, Inc. - Mass Markets, Qwest Communications International, Inc. - Wholesale, Radian Group, Ralcorp Holdings, Inc., Ralcorp Holdings, Inc. - Frozen Bakery Products, Ralcorp Holdings, Inc. - Post Cereals LLC, Ralcorp Holdings, Inc. - Ralcorp Snacks, Sauces & Spreads, Ralcorp Holdings, Inc. - Ralston Foods, Raley's, RAND Corporation, Raymond James Financial, RBC Bank, RBC Wealth Management, RBC Wealth Management - International, Reckitt Benckiser, Inc., Recreational Equipment, Inc., Redcats USA, Redcats USA - OneStopPlus.com, Redlands Community Hospital, Regency Centers, Regions Financial Corporation, Reichhold, Inc., Renaissance Learning, Inc., Republic Underwriters Insurance Company, Reynolds American, Inc., Reynolds American, Inc. - R. J. Reynolds Tobacco Co., Rich Products Corporation, Rich Products Corporation - Arlington, Rich Products Corporation - Brownsville, Rich Products Corporation - Brunswick, Rich Products Corporation - Burlington, Rich Products Corporation - Claremont, Rich Products Corporation - Eagan, Rich Products Corporation - Fresno, Rich Products Corporation - Gallatin, Rich Products Corporation - Grandview, Rich Products Corporation - Hilliard, Rich Products Corporation - Jon Donaire, Rich Products Corporation - Morristown, Rich Products Corporation - Murfreesboro, Rich Products Corporation - Niles, Rich Products Corporation - St. Simon's Island, Rich Products Corporation - Vineland, Rich Products Corporation - Waycross, Rich Products Corporation - Wheeling, Ricoh Americas Corporation, Ridgewood Savings Bank, Rio Tinto plc US, Rio Tinto plc US - ColoWyo Coal Company, Rio Tinto plc US - Kennecott Utah Copper, Rite Aid Corporation, Riviana Foods, Inc., RLI Insurance Company, Robert Bosch LLC, Robert Bosch LLC - Accessories North America, Robert Bosch LLC - Aftermarket Division (AA), Robert Bosch LLC - Automotive Electronics (AE), Robert Bosch LLC - Bosch North America, Robert Bosch LLC - Chassis Systems Brakes (AF), Robert Bosch LLC - Chassis Systems Control (CC), Robert Bosch LLC - Diesel Systems Division (DS), Robert Bosch LLC - Electrical Drives Div. (ED), Robert Bosch LLC - Garden & Watering, Robert Bosch LLC - Gasoline Systems Division (GS), Robert Bosch LLC - Measuring Tools, Robert Bosch LLC - Robert Bosch Tool Corporation, Robert Bosch LLC - Rotary Tools, Robert Bosch LLC - Skil North America, Robins, Kaplan, Miller & Ciresi, LLP, Roche Diagnostics Corporation, Rockwell Automation, Inc., Rockwell Collins, Inc., Rollins, Inc., Roper St. Francis Healthcare, Roundy's Supermarkets, Inc., Rowan Companies, Inc., RR Donnelley & Sons, RREEF, RRI Energy Inc., RSC Holdings Inc., RSM McGladrey, Russell Reynolds, Associates, Ryder Systems, Inc., Ryder Systems, Inc. - Fleet Management Solutions, Ryder Systems, Inc. - Supply Chain Solutions, S&C Electric Company, Sabre Holdings Corporation, Sabre Holdings Corporation - Sabre Airline Solutions, Sabre Holdings Corporation - Sabre Travel Network, Sabre Holdings Corporation - Travelocity, SAE International, Safety-Kleen Systems, Inc., Sage North America, Sage North America - Sage Business Solutions, Sage North America - Sage Payment Solutions, Inc., Sage North America - Sage Software Healthcare, Inc., SAIC, Inc., SAIF Corporation, Saint Agnes Medical Center, Saint Joseph's Health System, Saint Raphael Healthcare System, San Antonio Federal Credit Union, San Antonio Water System, Sandvik, Inc., Sanofi Pasteur, Sanofi-Aventis US, Sara Lee Corp., Sauer-Danfoss, Sauer-Danfoss - Propel, Savannah River Nuclear Solutions, LLC, Savannah River Remediation LLC, Save the Children Federation, Inc., SBA Network Services, Inc., SC Johnson, SCANA Corporation, SCANA Corporation - Public Service Co of NC, Communications, ServiceCare and SEMI, SCANA Corporation - SCE&G (South Carolina Electric and Gas Company), SCF Arizona, Schlumberger Limited - Schlumberger Oilfield Services, Schneider Electric North America, Schneider Electric North America - Square D Company, NOAD, Scholle Corporation, Scholle Corporation - Scholle Packaging, Schreiber Foods, Inc., Scottrade, Inc., Scripps Networks Interactive, Inc., SCS Engineers, SCS Engineers - Bellevue, SCS Engineers - Construction, SCS Engineers - Dallas, SCS Engineers - Midwest, SCS Engineers - Reston, SCS Engineers - SCS Energy, SCS Engineers - SCS Tracer, SCS Engineers - Tampa, SCS Engineers - Valley Cottage, Sea Star Line, LLC, Seabury Group, Sears Holdings Corporation, Sears Holdings Corporation - Home Services, Sears Holdings Corporation - Hometown Stores, Sears Holdings Corporation - Kmart, Sears Holdings Corporation - Outlet Stores, Sears Holdings Corporation - Sears Auto Centers, Sears Holdings Corporation - Sears Full Line Stores, Sears Holdings Corporation - The Great Indoors, Seattle Children's Hospital, Securian Financial Group, Selective Insurance Company of America, SemGroup Corporation, SemGroup Corporation - SemCrude, SemGroup Corporation - SemGas, SemGroup Corporation - SemStream, Sensata Technologies, Inc., Sentara Healthcare, Sentry Insurance, Severn Trent Services, Severn Trent Services - Operating Services, Severn Trent Services - Water Purification, Sharp HealthCare, Shearman & Sterling LLP, Shook, Hardy & Bacon, LLP, Shure Incorporated, Sidley Austin, LLP, Siemens AG US, Sigma Foods Inc., Simmons & Ungar LLP, Simon Property Group, Sinclair Broadcast Group, Inc., SIRVA, Inc., Sitel, Skilled Healthcare, LLC, SLM Corporation, SMDC Health System, Smith International, SMSC Gaming Enterprises, Society Insurance, Society of Manufacturing Engineers, Sodexo USA, Solo Cup Company, Solutia Inc., Solutia Inc. - CPFilms, Solutia Inc. - Saflex, Solutia Inc. - Technical Specialties, Southern California Regional Rail Authority, Southern Company, Southern Company - Alabama Power Company, Southern Company - Georgia Power, Southern Company - Gulf Power Company, Southern Company - Mississippi Power Company, Southern Company - Southern Nuclear Operating Co., Southern Company - SouthernLINC, Southwest Airlines, Spartan Light Metal Products Inc., Spectrum Brands, Inc., Spectrum Brands, Inc. - Rayovac Remington, Spectrum Brands, Inc. - United Industries, Spectrum Health System, Spectrum Health System - Hospitals, Spectrum Health System - Priority Health, SPX Corporation, SSM Health Care St. Louis, SSM Health Care St. Louis - SSM Integrated Health Technologies, St. Joseph Health System, St. Jude Children's Research Hospital, St. Luke's Episcopal Health System, St. Luke's Health System, St. Vincent Health, StanCorp Financial Group, Standard Motor Products, Inc., Stanford University Medical Center, Stanford University Medical Center - Lucile Packard Children's Hospital , Stantec Inc., Staples, Inc., Staples, Inc. - North American Delivery, Starwood Vacation Ownership, State Farm Insurance, State of North Carolina, State Personnel Administration, State Teachers Retirement System of Ohio, Steelcase, Inc., Steelcase, Inc. - Designtex Company, Stericycle, Inc., STG, Inc., Straumann USA, Stryker Corporation, Stryker Corporation - Endoscopy, Stryker Corporation - Instruments, Subaru of America, Inc., Sun Life Financial (US), Sunoco, Inc., Sunrise Hospital and Medical Center, Sunrise Medical Inc., Sunsweet Growers, Inc., SunTrust Banks, Inc., SuperMedia, SuperValu, SureWest Communications, Sutter Health, Swedish Health Services, Sykes Enterprises - US Operations, Sykes Enterprises, Incorporated, Symcor, Symetra Financial, Symetra Financial - Group Insurance, Symetra Financial - Life & Annuities, Sysco Dallas, T. Rowe Price Group, Inc., Taubman Centers, Inc., Taylor Morrison, Inc., TD Ameritrade Holding Corp., TDS Telecom, TECO Energy, Inc., Teknion LLC, Tekni-Plex, Inc., TeleTech Holdings, Inc., Tellabs, Temple-Inland, Inc., Temple-Inland, Inc. - Building Products, Temple-Inland, Inc. - Corrugated Packaging, Tenaris, Inc. USA, Tenet Healthcare Corporation, Tennant Company, Ternium International, Ternium USA, Inc., Tesco Corporation, North American Business Unit - US, Texas Children's Hospital, Texas Children's Hospital - Texas Children's Health Plan, Texas Industries, Inc., Texas Industries, Inc. - Aggregates, Texas Industries, Inc. - CAC, Texas Industries, Inc. - Consumer Products, Texas Mutual Insurance Company, Textainer, Textron Inc., Textron Inc. - Bell Helicopter, Textron Inc. - Cessna Aircraft, Textron Inc. - E-Z-Go, Textron Inc. - Fluid & Power, Textron Inc. - Greenlee, Textron Inc. - Jacobsen, Textron Inc. - Kautex, Textron Inc. - Textron Financial Corporation, The Allstate Corporation, The Boeing Company, The Boeing Company - Boeing Capital Corporation, The Boeing Company - Boeing Commercial Airplane, The Boeing Company - Integrated Defense Systems, The Bureau of National Affairs, Inc., The Bureau of National Affairs, Inc. - BNA Software, The Capital Group Companies, The Carlyle Group, The Carson Companies, The Casey Group, Inc., The Children's Hospital of Philadelphia, The Children's Mercy Hospital, The Chubb Corporation, The Church of Jesus Christ of Latter-Day Saints, The Coca-Cola Company, The Coca-Cola Company - North America Group, The Dannon Company, Inc., The Doe Run Company, The Doe Run Company - Buick Resource Recycling, The Doe Run Company - Herculaneum Smelting Division, The Doe Run Company - Seafab Metals Company, The Doe Run Company - Southeastern Mining and Milling Division, The E. W. Scripps Company, The E. W. Scripps Company - Newspaper, Knoxville News Sentinel, The E. W. Scripps Company - Newspaper, Naples Daily News, The E. W. Scripps Company - Newspaper, The Commercial Appeal, The E. W. Scripps Company - Newspaper, Treasure Coast Newspapers, The E. W. Scripps Company - Newspaper, Ventura County Star, The E. W. Scripps Company - United Media, The E.W. Scripps Company - Scripps Howard News Service, The Florida Aquarium, Inc., The Ford Foundation, The Frost National Bank, The Hartford Financial Services Group, Inc., The Hershey Company, The Hertz Corporation, The Hertz Corporation - HERC, The Hertz Corporation - RAC, The Irvine Company, The Johns Hopkins Hospital, The Johns Hopkins University, The Johns Hopkins University Applied Physics Laboratory, The Joint Commission, The Kroger Company, The Methodist Hospital System, The MITRE Corporation, The New York Times Company, The Nielsen Company, The NPD Group, Inc., The Ohio State University, The Ohio State University Medical Center, The Pantry, Inc., The Pennsylvania State University - Penn State Hershey Medical Center, The Regence Group, The Schwan Food Company, The Schwan Food Company - Food Service, Inc., The Schwan Food Company - Global Consumer Brands, Inc., The Schwan Food Company - Schwan's Home Service, Inc., The ServiceMaster Company, The Sherwin-Williams Company, The Sherwin-Williams Company - Consumer Group, The Sherwin-Williams Company - Consumer Group, Consumer Division, The Sherwin-Williams Company - Consumer Group, Diversified Brands Division, The Sherwin-Williams Company - Global Finishes, The Sherwin-Williams Company - Global Group, The Sherwin-Williams Company - Global Group, Chemical Coatings Division, The Sherwin-Williams Company - Global Group, International Division, The Sherwin-Williams Company - Latin American Coatings, The Sherwin-Williams Company - Paint and Coatings, The Sherwin-Williams Company - Paint and Sundries, The Sherwin-Williams Company - Paint Stores Group, The Sherwin-Williams Company - Paint Stores Group, Eastern Division, The Sherwin-Williams Company - Paint Stores Group, Midwestern Division, The Sherwin-Williams Company - Paint Stores Group, Southeastern Division, The Sherwin-Williams Company - Paint Stores Group, Southwestern Division, The Sundt Companies, Inc., The Sundt Companies, Inc. - Concrete Division, The Sundt Companies, Inc. - Mining and Industrial Division, The Sundt Companies, Inc. - Sundt Construction, Inc., Federal Division, The Sundt Companies, Inc. - Sundt Construction, Inc., Northern California, The Sundt Companies, Inc. - Sundt Construction, Inc., Southern California, The Sundt Companies, Inc. - Sundt Construction, Inc., Southwest District, The TJX Companies, Inc., The Toro Company, The Travelers Companies, Inc., The Travelers Companies, Inc. - Personal Lines, The University of Arizona, The University of Chicago, The University of Kansas Hospital, The University of Texas System, The University of Texas System - The University of Texas Medical Branch, The University of Texas System - University of Texas Southwestern Medical Center, The Vanguard Group, Inc., The W.C. Bradley Co., The W.C. Bradley Co. - Char-Broil, The W.C. Bradley Co. - Lamplight Farms Inc., The W.C. Bradley Co. - Zebco LLC, The Walt Disney Company - Walt Disney Parks & Resorts, LLC, The Williams Companies, Inc., The Woodbridge Group, The Yankee Candle Company, Inc., Thomas Jefferson University Hospital, Thompson Hine LLP, Thomson Reuters, Thrivent Financial for Lutherans, TIAA-CREF, Time Warner Cable, Time Warner Cable - Carolinas Region, Time Warner Cable - Midwest Region, Time Warner Cable - New York City Region, Time Warner Cable - Northeast Region, Time Warner Cable - Texas Region, Time Warner Cable - West Region, Time Warner, Inc. - Time, Inc., Toray Plastics (America), Inc., Toyota Industrial Equipment Manufacturing, Inc., Toys R Us, Inc., TransUnion, LLC, Travis County, Trelleborg Coated Systems U.S., Inc., Trelleborg Sealing Profiles U.S. Inc., TriHealth, Inc., Trinity Health, TriWest Healthcare Alliance, Trust Company of America, Trustmark Companies, TSYS Core, Tucson Medical Center, Tupperware Brands Corporation, Turner Broadcasting System, Inc., Tween Brands, Inc., Tyco Electronics, Tyco International - Electrical and Metal Products, Tyco International - Safety Products & Electrical and Metal Products, U.S. Foodservice, Unilever U.S., Union Tank Car Company, United Rentals, Inc., United Services Automobile Association, United States Cellular Corporation, United States Enrichment Corporation (USEC) - Gaseous Diffusion, United States Olympic Committee, United States Steel Corporation, United Stationers Supply Company, UnitedHealth Group, UnitedHealth Group - Evercare, UnitedHealth Group - Ingenix, Universal Health Services, Inc., Universal Hospital Services, Universal Technical Institute, University Hospitals, University of Alabama at Birmingham, University of Arkansas for Medical Sciences, University of Central Florida, University of Central Missouri, University of Colorado Hospital, University of Houston, University of Illinois at Chicago, University of Louisville, University of Maryland Medical Center, University of Miami, University of Michigan, University of New Mexico Hospitals, University of Notre Dame, University of Pennsylvania, University of Southern California, University of Virginia Health System, UNUM Group, Uponor, Inc., URS Corporation Infrastructure and Environment Division, US Bancorp, US Oncology, Inc., Utah Transit Authority, Vail Resorts, Inc., Vail Resorts, Inc. - Arrabelle, Vail Resorts, Inc. - BeaverCreek Resort, Vail Resorts, Inc. - Breckenridge, Vail Resorts, Inc. - Heavenly Ski Resort, Vail Resorts, Inc. - Keystone Resort, Vail Resorts, Inc. - Rock Resorts, Vail Resorts, Inc. - The Lodge at Vail, Vail Resorts, Inc. - Vail Mountain, Vail Resorts, Inc. - Vail Resorts Development Company, Valero Energy Corporation, Valmont Industries, Inc., ValueOptions, Vangent, Inc., Vectren Corporation, Ventura Foods, LLC, Veolia Water North America, Veolia Water North America - Central LLC, Veolia Water North America - Indianapolis LLC, Veolia Water North America - Northeast LLC, Veolia Water North America - South LLC, Veolia Water North America - West LLC, Vermeer Corporation, Videojet Technologies, Inc., Vinson & Elkins, LLP, Virginia Credit Union, Inc., Virginia State Bar, Visiting Nurse Service of New York, Visteon Corporation, VITAS Healthcare Corporation, Volvo Group North America, Volvo Group North America - Aero Services Corp., Volvo Group North America - Arrow Truck Sales Inc., Volvo Group North America - Business Services, Volvo Group North America - Construction Equipment, Volvo Group North America - Mack Trucks Inc., Volvo Group North America - Nova Bus Company, Volvo Group North America - Parts, Volvo Group North America - Powertrain, Volvo Group North America - SABA Holding Company, Volvo Group North America - Transport Funding LLC, Volvo Group North America - Trucks, Volvo Group North America - VCE Rents Inc., Volvo Group North America - Volvo Aero Leasing LLC, Volvo Group North America - Volvo Financial Services, Volvo Group North America - Volvo Information Technology, Volvo Group North America - Volvo Logistics, Volvo Group North America - VolvoAero Connecticut, LLC, Volvo Group of North America - Penta, Volvo Group of North America - Volvo Road Machinery Inc., Vonage Holdings Corporation, VWR International, W.L. Gore & Associates, Inc., Waddell & Reed, Waggener Edstrom Worldwide, Wake County Government, Washington Hospital Center, Washington Metropolitan Area Transit Authority, Washington University, Waste Management, Inc., WEA Insurance Corp., Webster Financial Corporation, Wegmans Food Markets, Inc., Weil, Gotshal & Manges, LLP, Weill Cornell Medical College, WellCare Health Plans, WellPoint, Inc., Wells' Dairy, Inc., Wells Fargo & Company, WellSpan Health, Weltman, Weinberg & Reis Co., LPA, Wendy's/Arby's Group, Inc., Wendy's/Arby's Group, Inc. - The New Bakery Company of Ohio, Inc., Wendy's/Arby's Group, Inc. - Wendy's International, Inc., West Penn Allegheny Health System - Allegheny General Hospital & Suburban Campus, West Penn Allegheny Health System - Alle-Kiski Medical Center, West Penn Allegheny Health System - Canonsburg General Hospital, West Penn Allegheny Health System - The Western Pennsylvania Hospital, Western Digital, Western Union, Westfield Group, Westlake Chemical Corporation, Weston Solutions, Inc., Weston Solutions, Inc. - International, Weston Solutions, Inc. - Mid-Atlantic Division, Weston Solutions, Inc. - Midwest Division, Weston Solutions, Inc. - Mountain Division, Weston Solutions, Inc. - National Accounts, Weston Solutions, Inc. - Northeast Division, Weston Solutions, Inc. - Pacific Division, Weston Solutions, Inc. - South Division, Wheaton College, Wheaton Franciscan Healthcare, Wheaton Franciscan Healthcare - Covenant Medical Center, Wheaton Franciscan Healthcare - Marianjoy Rehab Hospital, Wheels, Inc., Whip Mix Corporation, Whirlpool Corporation, Whole Foods Market, Inc., William Beaumont Hospital, William Blair & Company, LLC, William Marsh Rice University, Wilmer Cutler Pickering Hale and Dorr LLP, Winn-Dixie Stores, Inc., Winston Industries, Inc., Wisconsin Court System, Wm. Wrigley Jr. Company, Wm. Wrigley Jr. Company - North America, Wm. Wrigley Jr. Company - US, Wolters Kluwer NA, Wolters Kluwer NA - Corporate Legal Services, Wolters Kluwer NA - Financial Services, Wolters Kluwer NA - Law and Business Media, Wolters Kluwer NA - Tax and Accounting, Wolters Kluwer NA - WK CFS & SS, Wolters Kluwer NA - WK Health Clinical Solutions, Wolters Kluwer NA - WK Health Group, Wolters Kluwer NA - WK Health Pharma Solutions, Wolters Kluwer NA - WK Health Professional Education, Wolters Kluwer NA - WK Medical Research, Wolters Kluwer NA - WK TAL, World Vision USA, Wyndham Worldwide, Wyndham Worldwide - Exchange and Rentals, Wyndham Worldwide - Wyndham Hotel Group, Wyndham Worldwide - Wyndham Vacation Ownership, Xcel Energy Inc., XL America, XL America - Exton OBU's, XL America - Insurance, XL America - Marine and Offshore Energy, XL America - Reinsurance, XTO Energy, Inc., Yale-New Haven Health System, Yamaha Corporation of America, Yellow Pages Group USA, Yeshiva University, Yum! Brands, Inc. - Kentucky Fried Chicken, Zale Corporation, Zebra Technologies Corporation, Zeon Chemicals North America, Zimmer Holdings, Inc., Zions Bancorporation, Zions Bancorporation - Amegy Bank, Zions Bancorporation - California Bank and Trust, Zions Bancorporation - National Bank of Arizona, Zions Bancorporation - Nevada State Bank, Zions Bancorporation - Vectra Bank Colorado, Zions Bancorporation - Zions First National Bank, Zurich North America, Zurich North America - Farmers Insurance Group

Towers Watson U.S. CDB General Industry Executive Database 2010 Descriptive Statistics: A. H. Belo, A.T. Cross, Ameron, Appleton Papers, Arctic Cat, Avanade, Barnes Group, Belo, Blyth, Bush Brothers, Calgon Carbon , Callaway Golf, Choice Hotels International, Cimarex Energy, CSR, Denny's, Dionex, E.W. Scripps, Fair Isaac, GATX, Getty Images , Graco, GXS, HNTB, Husky Injection Molding Systems, IDEXX Laboratories, Infragistics, ION Geophysical, Irvine Company, Kaman Industrial Technologies, Lance, Magellan Midstream Partners, Matthews International, Medicines Company, Milacron, Mine Safety Appliances, Molycorp Minerals, Noranda Aluminum, Novell, Nypro, Pervasive Software, Pittsburgh Corning, Polymer Group, Reddy Ice, RF Micro Devices, Sensata Technologies, Simpson Manufacturing, StarTek, Synacor, Taubman Centers, Unifi, Verde Realty, Vertex Pharmaceuticals, Village Farms, A.O. Smith, Acuity Brands, Aeropostale, Alexander & Baldwin, American Crystal Sugar, AMETEK, AOL, Appleton Papers, Armstrong World Industries, Avanade, Barnes Group, Beckman Coulter, Blyth, Brady, Callaway Golf, Carpenter Technology, Catalent Pharma Solutions, Celgene, Cephalon, CF Industries, Chemtura, Cimarex Energy, Cliffs Natural Resources, COACH, Columbia Sportswear, ConvaTec, Convergys, Covance, Crown Castle, Cytec, Day & Zimmermann, Deluxe, Dentsply, Dex One, Donaldson, EMI Music, Equifax, Equity Office Properties, Exterran, FANUC Robotics America, First Solar, GAF Materials, GATX, General Atomics, Greif, GTECH, H.B. Fuller, Harland Clarke, Herman Miller, HNI, HNTB, Houghton Mifflin Harcourt Publishing , Hunt Consolidated, Husky Injection Molding Systems, Hyatt Hotels, IDEXX Laboratories, IMS Health, Intercontinental Hotels, International Flavors & Fragrances, Invensys Controls, Iron Mountain, J. Crew, Jack in the Box, Kaman Industrial Technologies, King Pharmaceuticals, Kinross Gold, KLA-Tencor, L.L. Bean, Lance, Leggett & Platt, Life Technologies, MAG Industrial Automation Systems, Magellan Midstream Partners, Martin Marietta Materials, Mary Kay, McClatchy, Millipore, Mine Safety Appliances, Mizuno USA, Molson Coors Brewing, MWH Global, New York Times, NewPage, Novell, Nypro, Parsons, PerkinElmer, Plexus, Polaris Industries, Polymer Group, PolyOne, Purdue Pharma, Quintiles, Revlon, RF Micro Devices, Safety-Kleen Systems, SAS Institute, Schwan's, Sensata Technologies, Sensient Technologies, Shire Pharmaceuticals, Sirius XM Radio, Skype, Snap-On, , SRA International, Stantec, Steelcase, Swagelok, Tellabs, Teradata, Thomas & Betts, Timken, Toro, Total System Services , Trinity Industries, Tupperware, United Rentals, USG, Vision Service Plan, Vulcan Materials, Watson Pharmaceuticals, Watts Water Technologies, Zale, Agilent Technologies, Alcon Laboratories, Allergan, Alliant Techsystems, AOL, APL, Applied Materials, Armstrong World Industries, Avis Budget Group, Beckman Coulter, Big Lots, Biogen Idec, Blockbuster, Broadcom, Cameron International, CareFusion, Carlson Companies, Celgene, CenturyLink, CF Industries, CH2M Hill, Chiquita Brands, Cintas, COACH, , Convergys, Cooper Industries, Corning, Cytec, Dana , Del Monte Foods, Domtar, Dow Corning, Eastman Chemical, Ecolab, EMCOR Group, Essilor of America, Exterran, FANUC Robotics America, Federal-Mogul, Fidelity National Information Services, Fiserv, Flowserve, Forest Laboratories, Fortune Brands, GAF Materials, Genzyme, Goodrich, Gorton's, Greif, Gruma, GTECH, Hanesbrands, Harley-Davidson, Hasbro, Hershey, Hormel Foods, Hospira, Hunt Consolidated, Hyatt Hotels, Invensys Controls, Iron Mountain, J.M. Smucker, J.R. Simplot, Knowles Electronics, Kohler, Leggett & Platt, Level 3 Communications, Levi Strauss, , Life Technologies, Lorillard Tobacco, Mattel, McDermott, McGraw-Hill, MeadWestvaco, Molson Coors Brewing, NewPage, Nycomed US, Oshkosh, Owens Corning, Parsons, PetSmart, Pitney Bowes, Potash, Pulte Homes, Purdue Pharma, Quintiles, Ralcorp Holdings, Rockwell Automation, Rockwell Collins, Ryder System, Schreiber Foods, Schwan's, Sealed Air, Shire Pharmaceuticals, Smith & Nephew, Smurfit-Stone Container, Sonoco Products, Spirit AeroSystems, SPX, Starwood Hotels & Resorts, Steelcase, Stryker, Temple-Inland, Terex, Timken, Trinity Industries, Unisys, United States Cellular, USG, Vision Service Plan, Visteon, Vulcan Materials, , VWR International, Watson Pharmaceuticals, Wendy's/Arby's Group, Weyerhaeuser, Wyndham Worldwide, Yahoo!, YRC Worldwide, A&P, Agrium, Air Products and Chemicals, Alcon Laboratories, APL, Automatic Data Processing, Avis Budget Group, Ball, Barrick Gold of North America, BJ's Wholesale Club, Boston Scientific, C.H. Robinson Worldwide, Cameron International, CH2M Hill, Corning, Covidien, CSX, Daiichi Sankyo, Dana , Darden Restaurants, Dean Foods, Domtar, Ecolab, Eisai~~,~~ EMCOR Group, Evergreen Packaging, Federal-Mogul, Fortune Brands, Gilead Sciences, Goodrich, Gorton's, H. J. Heinz, Hershey, Hertz, Hormel Foods, ITT, Jacobs Engineering, JM Family, Knowles Electronics, Land O'Lakes, Lear, Lorillard Tobacco, Marriott International, Masco, Mattel, McDermott, McGraw-Hill, MeadWestvaco, Mosaic, Newmont Mining, Norfolk Southern, Novo Nordisk Pharmaceuticals, Oshkosh, Owens-Illinois, Parker Hannifin, PetSmart, Pitney Bowes, Praxair, QUALCOMM, Quest Diagnostics, R.R. Donnelley, S.C. Johnson, SAIC, Seagate Technology, Sherwin-Williams, Smurfit-Stone Container, Starbucks, Stryker, Sybron Dental Specialties, Terex, Textron, Tyco Electronics, United States Steel, VF, Vistar, Visteon, Western Digital, Weyerhaeuser, Whole Foods Market, Yahoo!, YRC Worldwide, Yum! Brands~~,~~ A&P, ACH Food, Agrium, Air Liquide, Alcatel Lucent, Alcoa, Amgen, ARAMARK, Arrow Electronics, Automatic Data Processing, Baxter International, BJ's Wholesale Club, Boehringer Ingelheim, Bovis Lend Lease, Bristol-Myers Squibb, Carnival, Cemex, Colgate-Palmolive, ConAgra Foods, Covidien, Cox Enterprises, CSX, Daiichi Sankyo, Dannon, Dean Foods, Diageo North America, Eaton, Eli Lilly, EMC, Evergreen Packaging, Fluor, Freeport-McMoRan Copper & Gold, Gap, Gavilon, General Mills, Goodyear Tire & Rubber, Grupo Ferrovial, H. J. Heinz, Henkel of America, Hilton Worldwide, IKON Office Solutions, ITT , Jabil Circuit, Jacobs Engineering, KBR, Kellogg, Kimberly-Clark, Kohl's, L-3 Communications, Lafarge North America, Land O'Lakes, Lear, Marriott International, McDonald's, Medtronic, Monsanto, Mosaic, Motorola, Murphy Oil, Navistar International, NIKE , Novo Nordisk Pharmaceuticals, Occidental Petroleum, Office Depot, Parker Hannifin, PPG Industries, Praxair, QUALCOMM, R.R. Donnelley, SAIC, SCA Americas, Schlumberger, Seagate Technology, Sodexo, Starbucks, Sybron Dental Specialties, Takeda Pharmaceutical Company Limited, Textron, Time Warner Cable, TRW Automotive, TUI, Tyco Electronics, U.S. Foodservice, Union Pacific, United Airlines, United States Steel, Viacom, Waste Management, Yum! Brands~~,~~ 3M, 7-Eleven, Abbott Laboratories, Accenture, Air Liquide, Alcatel Lucent, Alcoa, Amazon.com, Archer Daniels Midland, AstraZeneca, AT&T, Bayer CropScience, Best Buy, Boehringer Ingelheim, Bristol-Myers Squibb, Burlington Northern Santa Fe , Cadbury, Cardinal Health, Cargill , CHS, Cisco Systems, Coca-Cola, Continental Automotive Systems, CVS Caremark, Dannon, Dell, Delta Air Lines, Diageo North America, Dow Chemical, DuPont, Eli Lilly, Express Scripts, Fairchild Controls, Fluor, Ford, General Dynamics , General Motors, GlaxoSmithKline, Grupo Ferrovial, Hannaford, HBO, Henkel of America, Hewlett Packard, Hilton Worldwide, Hitachi Data Systems, Hoffmann-La Roche, Honeywell, IBM, IKON Office Solutions, Intel, International Paper, Johnson & Johnson, Johnson Controls, Kimberly-Clark, Koch Industries, Kohl's, Lafarge North America, Lockheed Martin, McDonald's, McKesson, MedImmune, Merck & Co., Microsoft, Motorola, Murphy Oil, Nestlé USA, NetJets, NIKE , Nissan North America, Nokia, Northrop Grumman, Novartis, Novartis Consumer Health, Orange Business Services, PepsiCo, Pfizer, Redcats USA, Rio Tinto, Roche Diagnostics, Sanofi-Aventis, Sanofi-Pasteur, Schlumberger, Siemens, Sodexo, Sony Corporation, Sprint Nextel, Sunoco, Target, Time Warner   , Time Warner Cable, T-Mobile USA, TUI, U.S. Foodservice, Unilever United States, United Parcel Service, United Technologies, Valero Energy, Verizon , Volvo Group North America, Walt Disney, Wm. Wrigley Jr.

2010 NAREIT Compensation Survey: Acadia Realty Trust, Agree Realty Corporation, AMB Property Corporation, American Campus Communities, Inc., Apartment Investment and Management Company, Archstone, Associated Estates Realty Corporation, AvalonBay Communities, Inc., Behringer Harvard, BioMed Realty Trust, Boston Properties, Inc., Brandywine Realty Trust, BRE Properties, Inc., Brookfield Properties, Camden Property Trust, Cedar Shopping Centers, Inc., Cogdell Spencer, Inc., Cole Companies, Colonial Properties Trust, The Community Development Trust, Inc., Corporate Office Properties Trust, DCT Industrial Trust, Inc., Duke Realty Corporation, Dupont Fabros Technology, Inc., EastGroup Properties, Inc., Entertainment Properties Trust, Equity Office Properties, Equity Residential, Federal Realty Investment Trust, FelCor Lodging Trust, First Industrial Realty Trust, Inc., First Potomac Realty Trust, Forest City Enterprises, Inc., Franklin Street Properties Corporation, Gables Residential Services, Inc., Getty Realty Corporation, The Gladstone Companies, Glimcher Realty Trust, Grubb & Ellis Company, HCP, Inc., Health Care REIT, Inc., Highwoods Properties, Inc., Hines Interests, LP, Home Properties, Inc., INREIT Real Estate Investment Trust, IRET Properties, Kilroy Realty Corporation, Kimco Realty Corporation, Kite Realty Group Trust, LaSalle Hotel Properties, Liberty Property Trust, Macerich, Mack-Cali Realty Corporation, Mid-America Apartment Communities, Inc., Mitsubishi Corp.-UBS Realty Inc., Monmouth Real Estate Investment Corporation, National Retail Properties, Inc., Nationwide Health Properties, Inc., Parkway Properties, Inc., Pennsylvania Real Estate Investment Trust, Plum Creek Timber Company, Inc., Post Properties, Inc., Potlatch Corporation, ProLogis, PS Business Parks, Inc., Public Storage, Ramco-Gershenson Properties Trust, Realty Income Corporation, Regency Centers Corporation, Simon Property Group, Inc., The St. Joe Company, Strategic Hotels & Resorts, Inc., Tanger Factory Outlet Centers, Inc., The Taubman Company, UDR, Inc., U-Store-It, Ventas, Inc., Verde Realty, Vornado Realty Trust, Washington Real Estate Investment Trust, Watson Land Company, Weingarten Realty Investors, Westfield Group

Towers Watson 2010/2011 Report on Long-Term Incentives, Policies and Practices: Ford Motor Co., American International Group, Inc., International Business Machines Corp., Wells Fargo & Company, The Kroger Co., Target Corp., The Dow Chemical Company, Pepsico, Inc., MetLife, Inc., Kraft Foods Inc., Carlson Companies, HCA, Inc., Ingram Micro Inc., Delta Air Lines Inc., EI DuPont de Nemours & Co., Express Scripts Inc., Google Inc., Macy's, Inc., DIRECTV, Nationwide Mutual Insurance Company, Emerson Electric Co., Komatsu America Corporation, Nike Inc., Hannaford Bros. Co., Time Warner Cable Inc., J. C. Penney Company, Inc., Manpower Inc., Occidental Petroleum Corporation, Dominion Resources, Inc., Progressive Corp., Freddie Mac, EMC Corporation, Illinois Tool Works Inc., Kellogg Company, Baxter International Inc., Edison International, Waste Management, Inc., Entergy Corporation, US Airways Group, Inc., Southwest Airlines Co., Thermo Fisher Scientific, Inc., Western Digital Corp., Genworth Financial Inc., CSX Corp., MillerCoors LLC, Principal Financial Group Inc., eBay Inc., Assurant Inc., Limited Brands, Inc., Nordstrom Inc., CenterPoint Energy, Inc., Williams Companies, Inc., DTE Energy Co., CarMax Inc., V.F. Corporation, OfficeMax Inc., Reinsurance Group of America Inc., WellCare Health Plans, Inc., AutoZone Inc., Dole Food Company Inc., Stryker Corp., Blue Cross Blue Shield of Massachusetts, Inc., Fortune Brands Inc., Visteon Corporation, AGCO Corporation, Takeda Pharmaceuticals North America, Inc., Trinity Health, KeyCorp, Avery Dennison Corporation, The McGraw-Hill Companies, Inc., Ecolab Inc., BBVA Compass, Gannett Co., Inc., Weyerhaeuser Co., Mohawk Industries Inc., Hershey Co., Sanmina-SCI Corp., Avis Budget Group, Inc., SPX Corporation, Micron Technology Inc., United Stationers Inc., Rockwell Collins Inc., Transatlantic Holdings Inc., Schreiber Foods Inc., Con-way Inc., Aurora Health Care, Inc., Gerdau Ameristeel Corp., Hasbro Inc., First American Financial Corporation, Ralcorp Holdings Inc., Hanesbrands Inc., Hospira Inc., Simon Property Group Inc., Sonoco Products Co., Constellation Brands Inc., Pactiv Corp., Belk, Inc., Pinnacle West Capital Corp., Life Technologies Corporation, Carolinas HealthCare System, Beckman Coulter Inc., Patterson Companies Inc., Memorial Hermann Healthcare System, Protective Life Corp., Liz Claiborne Inc., Windstream Corporation, Parsons Corporation, Lennox International, Inc., Axis Capital Holdings Ltd., Brunswick Corporation, Exide Technologies, Bucyrus International Inc., CME Group Inc., CF Industries Holdings, Inc., Ingram Industries Inc., CUNA Mutual Group, CR Bard Inc., Oncor Electric Delivery Company, Snap-on Inc., Edison Mission Group, OneBeacon Insurance Group, Ltd., Hubbell Inc., Cliffs Natural Resources Inc., Broadridge Financial Solutions Inc., Tupperware Brands Corporation, Experian Information Solutions, Inc., First Solar, Inc., PolyOne Corporation, Patriot Coal Corporation, Paychex Inc., Affinia Group Holdings Inc., AO Smith Corp., Boise Inc., Teleflex Incorporated, Portland General Electric Company, UNIFI Companies, Total System Services, Inc., Crown Castle International Corp., SRA International Inc., Millipore Corporation, Plexus Corp., Polaris Industries, Inc., Tellabs Inc., Dawn Food Products, Inc., Alexander & Baldwin, Inc., L.L. Bean, Inc., Meredith Corp., Tetra Tech Inc., 99¢ Only Stores, Duke Realty Corp., Deluxe Corp., Nu Skin Enterprises Inc., IDEX Corporation, Herman Miller Inc., Sepracor, Inc., Pier 1 Imports Inc., Ryland Group Inc., Main Line Health, Ameristar Casinos Inc., Freeman Decorating Services, Inc., Wells' Dairy, Inc., Carpenter Technology Corp., Grange Mutual Casualty Company, Gentiva Health Services Inc., Russell Investments, Merial Limited, Louisiana-Pacific Corp., Commerce Bancshares Inc., Underwriters Laboratories, Safety-Kleen Systems, Inc., TransUnion, LLC, Mine Safety Appliances Co., Gaylord Entertainment Co., American Commercial Lines Inc., Red Robin Gourmet Burgers Inc., G&K Services Inc., Oxford Industries Inc., GenCorp Inc., ALLETE, Inc., Federal Signal Corp., Brush Engineered Materials Inc., Apogee Enterprises, Inc., Bank of Hawaii Corporation, ESCO Corporation, UMB Financial Corporation, Media General, Inc., Barilla America, Inc., ITC Holdings Corp., Piedmont Office Realty Trust Inc., Graco Inc., RLI Corp., Sierra Wireless Inc., AmeriPride Services Inc., Home Properties Inc., S&C Electric Company, Regency Centers Corporation, EMC Insurance Group Inc., IberiaBank Corp., Cbeyond, Inc., MTS Systems Corp., Hutchinson Technology Inc., Citizens Republic Bancorp, Inc, Affymetrix Inc., Preformed Line Products Co., Accuray Incorporated, DealerTrack Holdings, Inc., DuPont Fabros Technology, Inc., Luck Stone Corporation, The Bergquist Company, ICBC, Occidental Petroleum Corporation, Williams Companies, Inc., Patriot Coal Corporation, Dominion Resources, Inc., Edison International, Entergy Corporation, CenterPoint Energy, Inc., DTE Energy Co., Pinnacle West Capital Corp., Oncor Electric Delivery Company, Edison Mission Group, Portland General Electric Company, ALLETE, Inc., ITC Holdings Corp., Wells Fargo & Company, Freddie Mac, KeyCorp, BBVA Compass, Commerce Bancshares Inc., Bank of Hawaii Corporation, UMB Financial Corporation, IberiaBank Corp., Citizens Republic Bancorp, Inc, ICBC, CME Group Inc., Experian Information Solutions, Inc., Russell Investments, American International Group, Inc., MetLife, Inc., Nationwide Mutual Insurance Company, Progressive Corp., Genworth Financial Inc., Principal Financial Group Inc., Assurant Inc., Reinsurance Group of America Inc., Blue Cross Blue Shield of Massachusetts, Inc., Transatlantic Holdings Inc., First American Financial Corporation, Protective Life Corp., Axis Capital Holdings Ltd., CUNA Mutual Group, OneBeacon Insurance Group, Ltd., UNIFI Companies, Grange Mutual Casualty Company, RLI Corp., EMC Insurance Group Inc., Simon Property Group Inc., Duke Realty Corp., Piedmont Office Realty Trust Inc., Home Properties Inc., Regency Centers Corporation, DuPont Fabros Technology, Inc., HCA, Inc., Express Scripts Inc., Baxter International Inc., WellCare Health Plans, Inc., Stryker Corp., Hospira Inc., Beckman Coulter Inc., Patterson Companies Inc., CR Bard Inc., Teleflex Incorporated, Gentiva Health Services Inc., Accuray Incorporated, Trinity Health, Aurora Health Care, Inc., Carolinas HealthCare System, Memorial Hermann Healthcare System, Main Line Health, Thermo Fisher Scientific, Inc., Takeda Pharmaceuticals North America, Inc., Life Technologies Corporation, Millipore Corporation, Sepracor, Inc., Merial Limited, Affymetrix Inc., Ford Motor Co., Visteon Corporation, Exide Technologies, Affinia Group Holdings Inc., Emerson Electric Co., Komatsu America Corporation, Illinois Tool Works Inc., AGCO Corporation, SPX Corporation, Rockwell Collins Inc., Parsons Corporation, Lennox International, Inc., Bucyrus International Inc., Snap-on Inc., Hubbell Inc., AO Smith Corp., IDEX Corporation, GenCorp Inc., Federal Signal Corp., Apogee Enterprises, Inc., ESCO Corporation, Graco Inc., S&C Electric Company, Preformed Line Products Co., The Bergquist Company, Nike Inc., V.F. Corporation, Fortune Brands Inc., Avery Dennison Corporation, Mohawk Industries Inc., Hasbro Inc., Hanesbrands Inc., Liz Claiborne Inc., Brunswick Corporation, Tupperware Brands Corporation, Polaris Industries, Inc., Nu Skin Enterprises Inc., Ryland Group Inc., Mine Safety Appliances Co., Oxford Industries Inc., Pepsico, Inc., Kraft Foods Inc., Kellogg Company, MillerCoors LLC, Dole Food Company Inc., Hershey Co., Schreiber Foods Inc., Ralcorp Holdings Inc., Constellation Brands Inc., Dawn Food Products, Inc., Wells' Dairy, Inc., Barilla America, Inc., The Dow Chemical Company, EI DuPont de Nemours & Co., Ecolab Inc., Weyerhaeuser Co., Gerdau Ameristeel Corp., Sonoco Products Co., Pactiv Corp., CF Industries Holdings, Inc., Cliffs Natural Resources Inc., PolyOne Corporation, Boise Inc., Carpenter Technology Corp., Louisiana-Pacific Corp., Brush Engineered Materials Inc., Luck Stone Corporation, Micron Technology Inc., First Solar, Inc., Ingram Micro Inc., EMC Corporation, Western Digital Corp., Sanmina-SCI Corp., Plexus Corp., Tellabs Inc., Sierra Wireless Inc., MTS Systems Corp., Hutchinson Technology Inc., Manpower Inc., Waste Management, Inc., United Stationers Inc., Tetra Tech Inc., Deluxe Corp., Herman Miller Inc., Freeman Decorating Services, Inc., Underwriters Laboratories, Safety-Kleen Systems, Inc., TransUnion, LLC, G&K Services Inc., AmeriPride Services Inc., Carlson Companies, Ameristar Casinos Inc., Gaylord Entertainment Co., Red Robin Gourmet Burgers Inc., DIRECTV, Time Warner Cable Inc., The McGraw-Hill Companies, Inc., Gannett Co., Inc., Meredith Corp., Media General, Inc., The Kroger Co., Target Corp., Macy's, Inc., Hannaford Bros. Co., J. C. Penney Company, Inc., Limited Brands, Inc., Nordstrom Inc., CarMax Inc., OfficeMax Inc., AutoZone Inc., Belk, Inc., Ingram Industries Inc., L.L. Bean, Inc., 99¢ Only Stores, Pier 1 Imports Inc., International Business Machines Corp., Google Inc., eBay Inc., Broadridge Financial Solutions Inc., Paychex Inc., Total System Services, Inc., SRA International Inc., DealerTrack Holdings, Inc., Windstream Corporation, Crown Castle International Corp., Cbeyond, Inc., Delta Air Lines Inc., US Airways Group, Inc., Southwest Airlines Co., CSX Corp., Avis Budget Group, Inc., Con-way Inc., Alexander & Baldwin, Inc., American Commercial Lines Inc., 99¢ Only Stores, Accuray Incorporated, Affinia Group Holdings Inc., Affymetrix Inc., AGCO Corporation, Alexander & Baldwin, Inc., ALLETE, Inc., American Commercial Lines Inc., American International Group, Inc., AmeriPride Services Inc., Ameristar Casinos Inc., AO Smith Corp., Apogee Enterprises, Inc., Assurant Inc., Aurora Health Care, Inc., AutoZone Inc., Avery Dennison Corporation, Avis Budget Group, Inc., Axis Capital Holdings Ltd., Bank of Hawaii Corporation, Barilla America, Inc., Baxter International Inc., BBVA Compass, Beckman Coulter Inc., Belk, Inc., Blue Cross Blue Shield of Massachusetts, Inc., Boise Inc., Broadridge Financial Solutions Inc., Brunswick Corporation, Brush Engineered Materials Inc., Bucyrus International Inc., Carlson Companies, CarMax Inc., Carolinas HealthCare System, Carpenter Technology Corp., Cbeyond, Inc., CenterPoint Energy, Inc., CF Industries Holdings, Inc., Citizens Republic Bancorp, Inc, Cliffs Natural Resources Inc., CME Group Inc., Commerce Bancshares Inc., Constellation Brands Inc., Con-way Inc., CR Bard Inc., Crown Castle International Corp., CSX Corp., CUNA Mutual Group, Dawn Food Products, Inc., DealerTrack Holdings, Inc., Delta Air Lines Inc., Deluxe Corp., DIRECTV, Dole Food Company Inc., Dominion Resources, Inc., DTE Energy Co., Duke Realty Corp., DuPont Fabros Technology, Inc., eBay Inc., Ecolab Inc., Edison International, Edison Mission Group, EI DuPont de Nemours & Co., EMC Corporation, EMC Insurance Group Inc., Emerson Electric Co., Entergy Corporation, ESCO Corporation, Exide Technologies, Experian Information Solutions, Inc., Express Scripts Inc., Federal Signal Corp., First American Financial Corporation, First Solar, Inc., Ford Motor Co., Fortune Brands Inc., Freddie Mac, Freeman Decorating Services, Inc., G&K Services Inc., Gannett Co., Inc., Gaylord Entertainment Co., GenCorp Inc., Gentiva Health Services Inc., Genworth Financial Inc., Gerdau Ameristeel Corp., Google Inc., Graco Inc., Grange Mutual Casualty Company, Hanesbrands Inc., Hannaford Bros. Co., Hasbro Inc., HCA, Inc., Herman Miller Inc., Hershey Co., Home Properties Inc., Hospira Inc., Hubbell Inc., Hutchinson Technology Inc., IberiaBank Corp., ICBC, IDEX Corporation, Illinois Tool Works Inc., Ingram Industries Inc., Ingram Micro Inc., International Business Machines Corp., ITC Holdings Corp., J. C. Penney Company, Inc., Kellogg Company, KeyCorp, Komatsu America Corporation, Kraft Foods Inc., L.L. Bean, Inc., Lennox International, Inc., Life Technologies Corporation, Limited Brands, Inc., Liz Claiborne Inc., Louisiana-Pacific Corp., Luck Stone Corporation, Macy's, Inc., Main Line Health, Manpower Inc., Media General, Inc., Memorial Hermann Healthcare System, Meredith Corp., Merial Limited, MetLife, Inc., Micron Technology Inc., MillerCoors LLC, Millipore Corporation, Mine Safety Appliances Co., Mohawk Industries Inc., MTS Systems Corp., Nationwide Mutual Insurance Company, Nike Inc., Nordstrom Inc., Nu Skin Enterprises Inc., Occidental Petroleum Corporation, OfficeMax Inc., Oncor Electric Delivery Company, OneBeacon Insurance Group, Ltd., Oxford Industries Inc., Pactiv Corp., Parsons Corporation, Patriot Coal Corporation, Patterson Companies Inc., Paychex Inc., Pepsico, Inc., Piedmont Office Realty Trust Inc., Pier 1 Imports Inc., Pinnacle West Capital Corp., Plexus Corp., Polaris Industries, Inc., PolyOne Corporation, Portland General Electric Company, Preformed Line Products Co., Principal Financial Group Inc., Progressive Corp., Protective Life Corp., Ralcorp Holdings Inc., Red Robin Gourmet Burgers Inc., Regency Centers Corporation, Reinsurance Group of America Inc., RLI Corp., Rockwell Collins Inc., Russell Investments, Ryland Group Inc., S&C Electric Company, Safety-Kleen Systems, Inc., Sanmina-SCI Corp., Schreiber Foods Inc., Sepracor, Inc., Sierra Wireless Inc., Simon Property Group Inc., Snap-on Inc., Sonoco Products Co., Southwest Airlines Co., SPX Corporation, SRA International Inc., Stryker Corp., Takeda Pharmaceuticals North America, Inc., Target Corp., Teleflex Incorporated, Tellabs Inc., Tetra Tech Inc., The Bergquist Company, The Dow Chemical Company, The Kroger Co., The McGraw-Hill Companies, Inc., Thermo Fisher Scientific, Inc., Time Warner Cable Inc., Total System Services, Inc., Transatlantic Holdings Inc., TransUnion, LLC, Trinity Health, Tupperware Brands Corporation, UMB Financial Corporation, Underwriters Laboratories, UNIFI Companies, United Stationers Inc., US Airways Group, Inc., V.F. Corporation, Visteon Corporation, Waste Management, Inc., WellCare Health Plans, Inc., Wells' Dairy, Inc., Wells Fargo & Company, Western Digital Corp., Weyerhaeuser Co., Williams Companies, Inc., Windstream Corporation

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting date.

INTERNET http://www.proxyvoting.com/alex Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

▼  FOLD AND DETACH HERE  ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 3, 4, AND FOR “1 YEAR” FOR PROPOSAL 2.	Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS	FOR ALL	WITHHOLD FOR ALL	* EXCEPTIONS
Nominees: 01 W.B. Baird 06 S.M. Kuriyama 02 M.J. Chun 07 C.H. Lau 03 W.A. Doane 08 D.M. Pasquale 04 W.A. Dods, Jr.09 J.N. Watanabe 05 C.G. King	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions
____________________________________________

Management recommends a vote for Shareholder approval every year.
	1 year	2 years	3 years	Abstain
2. ADVISORY VOTE ON THE FREQUENCY OF THE FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.	☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3. PROPOSAL TO APPROVE THE ADVISORY RESOLUTION RELATING TO EXECUTIVE COMPENSATION.		☐	☐	☐

4. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION.		☐	☐	☐
5. In their discretion on such other matters as properly may come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3, 4, AND FOR “1 YEAR” FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Alexander & Baldwin, Inc. account online.

Access your Alexander & Baldwin, Inc., account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Alexander & Baldwin, Inc., now makes it easy and convenient to get current information on your shareholder account.

                  ▪View account status                 ▪View payment history for dividends
                   ▪View certificate history                                                            ▪Make address changes
                                                                        ▪View book-entry information                                                  ▪Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://www.proxyvoting.com/alex

 ▼   FOLD AND DETACH HERE   ▼

822 Bishop Street, Honolulu, Hawaii 96813

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 26, 2011
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W. A.Dods, Jr., C.G. King and S.M. Kuriyama, and each of them, proxies with full power of substitution, to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 26, 2011, and at any adjournments or postponements thereof, on the matters set forth in the Notice of Meeting and Proxy Statement, as follows:

(continued and to be marked, dated and signed, on other side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250